UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-08243
Direxion Funds
(Exact name of registrant as specified in charter)
33 Whitehall Street, 10th Floor
New York, NY 10004
(Address of principal executive offices) (Zip code)
Daniel D. O’Neill
33 Whitehall Street, 10th floor
New York, NY 10004
(Name and address of agent for service)
646-572-3390
Registrant’s telephone number, including area code
Date of fiscal year end: August 31, 2011
Date of reporting period: August 31, 2011

Item 1. Report to Stockholders.

ANNUAL REPORT AUGUST 31, 2011

33 Whitehall Street, 10th Floor            New York, New York 10004            (800) 851-0511

Bull Funds	Bear Funds

Domestic Equity Index Funds

Direxion Monthly Small Cap Bull 2X Fund (DXRLX)	Direxion Monthly Small Cap Bear 2X Fund (DXRSX)

Fixed Income Funds

Direxion Monthly 10 Year Note Bull 2X Fund (DXKLX)	Direxion Monthly 10 Year Note Bear 2X Fund (DXKSX)
Dynamic HY Bond Fund (PDHYX)	HY Bear Fund (PHBRX)

Specialty Funds

Direxion Monthly Commodity Bull 2X Fund (DXCLX)

International Funds

Direxion Monthly Emerging Markets Bull 2X Fund (DXELX)	Direxion Monthly Emerging Markets Bear 2X Fund (DXESX)
Direxion Monthly China Bull 2X Fund (DXHLX)

Money Market Funds

U.S. Government Money Market Fund (DXMXX)

Letter to Shareholders	2

Management Discussion & Analysis	5

Performance Summary	8

Expense Example	18

Allocation of Portfolio Holdings	20

Schedule of Investments	21

Financial Statements	32

Financial Highlights	44

Notes to the Financial Statements	47

Report of Independent Registered Public Accounting Firm	63

Additional Information	64

Investment Advisory and Subadvisory Agreements Approvals	65

Information on Board of Trustees and Officers	69

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Letter to Shareholders

Dear Shareholders,

This Annual Report for the Direxion Funds (the “Funds”) covers the period from September 1, 2010 to August 31, 2011 (the “Annual Period”). During the Annual Period, the equity markets continued a bull rally until mid-February 2011. Since then, concerns over the sovereign debt situation in Europe have deepened; especially during the last two months of the Annual Period, where the S&P fell as much as 17.45%. U.S. Treasuries rallied substantially over the period in a flight to safety and away from Europe; even as U.S. debt received its first downgrade in history by S&P. Concerns over U.S. debt and low interest rates drove the U.S. Dollar lower. Gold and silver soared to new highs due to fear and a weak dollar; while oil rallied to over $110 per barrel, then fell to finish the period at $89. Other commodities such as grains and livestock have been volatile due to drought and other natural disasters.

Except for the Dynamic HY Bond Fund, the HY Bear Fund and the U.S. Government Money Market Fund; the Funds seek to provide calendar month leveraged investment results, before fees and expenses, which correspond to the performance of a particular index or benchmark. These Funds are referred to as the “Leveraged Funds.” The term “calendar month” refers to the period from the close of the markets on the last business day of a given calendar month until the close of the markets on the last business day of the subsequent calendar month. The Leveraged Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 200% exposure to the target index, depending on the performance of the target index.

The Leveraged Funds with the word “Bull” in their name (collectively, the “Bull Funds”) attempt to provide investment results that correlate to 200% of the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. The Leveraged Funds with the word “Bear” in their name (collectively, the “Bear Funds”) attempt to provide investment results that correlate to -200% of the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark.

In seeking to achieve each Leveraged Fund’s monthly investment objective, Rafferty Asset Management (“Rafferty” or the “Adviser”) uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs. Rafferty relies upon a pre-determined model to generate orders resulting in repositioning each Fund’s investments in accordance with its monthly investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions it believes in combination should produce monthly returns consistent with a Fund’s objective. As a consequence, if a Leveraged Fund is performing as designed, the return of the index or benchmark will dictate the return for that Fund. Each Leveraged Fund pursues its investment objective regardless of market conditions and does not take defensive positions.

Each Leveraged Fund has a clearly articulated goal which requires the Fund to seek economic exposure in excess of its net assets. To meet its objectives, each Leveraged Fund invests in some combination of financial instruments so it generates economic exposure consistent with the Fund’s investment objective. Financial instruments may include ETFs, stock index futures contracts, option on securities and stock indices and swap agreements. Each Leveraged Fund invests significantly in swap agreements and futures contracts. Rafferty uses these types of investments to produce economically “leveraged” investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.

The Funds may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Additionally, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

The discussion below relates to the performance of the Leveraged Funds for the Annual Period. The Leveraged Funds seek to provide calendar month returns which are a multiple – positive or negative – of the calendar month performance of a particular benchmark. If a Leveraged Fund’s shares are held through the end of a calendar month or months, the Fund’s performance is likely to deviate from the multiple of the benchmark performance for the longer period. Similarly, the return for investors investing for periods less than a calendar month, or for a period different than the calendar month, will likely deviate from the multiple of the benchmark performance for such shorter period. The Leveraged Funds are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking calendar month leverage investment results and intend to actively monitor and manage their investments.

The performance of the Leveraged Funds for the Annual Period is important for understanding whether these Funds meet their investment goals. A Leveraged Fund meeting its calendar month goals should have performance for the Annual Period similar to the performance indicated by models based on the calendar month returns of the relevant benchmark for the Annual Period. Direxion maintains models indicating the expected performance of each Leveraged Fund in light of the path of the relevant benchmark, the Fund’s expense ratios and the impact of leveraging the Fund’s portfolio. The models, and a description of how they work, are available on the Direxion website (www.direxionfunds.com) under Tools/Tracking Center. The models do not take into account the size of a Fund or any transaction fees associated with creating a Leveraged Fund’s portfolio, but do take into account a Fund’s expense ratio and financing implications. A brief comparison of the actual returns versus the expected returns for each of the Leveraged Funds in this Annual Report follows:

The Direxion Monthly Small Cap Bull 2X Fund and the Direxion Monthly Small Cap Bear 2X Fund seek to provide 200% and -200% of the monthly return of the Russell 2000 Index. The Direxion Monthly Small Cap Bull 2X Fund returned 41.78%, 6 basis points more than its expected return of 41.72%. The Direxion Monthly Small Cap Bear 2X Fund returned -42.71%, 1 basis point lower than its expected return of -42.70%. The Russell 2000 Index itself returned 22.19%.

The Direxion Monthly 10 Year Note Bull 2X Fund and the Direxion Monthly 10 Year Note Bear 2X Fund seek to provide 200% and -200% of the monthly return of the NYSE Arca Current 10 Year Treasury Index. The Direxion Monthly 10 Year Note Bull 2X Fund returned 7.07%, 3 basis points less than its expected return of 7.10%. The Direxion Monthly 10 Year Note Bear 2X Fund returned -15.36%, 1 basis point greater than its expected return of -15.37%. The NYSE Arca Current 10 Year Treasury Index itself returned 6.01%.

The Direxion Monthly Commodity Bull 2X Fund seeks to provide 200% of the monthly return of the Morgan Stanley Commodity Related Index. The Direxion Monthly Commodity Bull 2X Fund returned 45.13%, 33 basis points greater than its expected return of 44.80%. The Morgan Stanley Commodity Related Index itself returned 22.52%.

The Direxion Monthly Emerging Markets Bull 2X Fund and the Direxion Monthly Emerging Markets Bear 2X Fund seek to provide 200% and -200% of the monthly return of the MSCI Emerging Markets Index. The Direxion Monthly Emerging Markets Bull 2X Fund returned 8.42%, 13 basis points less than its expected return of 8.55%. The Direxion Monthly Emerging Markets Bear 2X Fund returned -27.32%, 13 basis points less than its expected return of -27.19%. The MSCI Emerging Markets Index itself returned 6.51%.

The Direxion Monthly China Bull 2X Fund seeks to provide 200% of the monthly return of the FTSE/Xinhua China 25 Index. The Direxion Monthly China Bull 2X Fund returned -4.36%, 9 basis points less than its expected return of -4.27%. The FTSE/Xinhua China 25 Index itself returned -1.91%.

The Dynamic HY Bond Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, and derivatives of such instruments, with an emphasis on lower-quality debt instruments. During the Annual Period, the Fund shifted from using the Markit CDX North America High Yield Index (“CDX”) to investing in high yield instruments through investments in high yield exchange traded funds (“ETF’s”) for its exposure. The Fund maintained a bullish stance on the market by obtaining additional exposure in high yield instruments versus industry competitors. The Fund will typically have a 95-100% weighting in these ETFs. A selloff in these high yield ETFs in August 2011 resulted in a 1% decline from a capital appreciation standpoint. Income in the Fund resulted from the income distributions paid by these ETFs and caused the fund to have a positive return for the year. The Dynamic HY Bond Fund returned 5.48% for the Annual Period.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

The HY Bear Fund seeks to profit from a decline in value of lower-quality debt instruments by creating short positions in such instruments and derivatives of such instruments. During the Annual Period, the Fund shifted from its exposure in the CDX to maintaining a bearish exposure by investing in short positions in derivative investments of high yield ETFs. The Fund maintains a bearish stance on the market by obtaining additional inverse exposure in high yield instruments versus industry competitors. The Fund will typically have a 95-100% weighting in these ETFs. Fund expenses and coupon payments resulted in the fund’s negative performance for the year. The HY Bear Fund returned -13.82% for the Annual Period.

The U.S. Government Money Market Fund is a short-term vehicle providing a useful service for those participating in our mutual fund product offerings. The U.S. Government Money Market Fund returned 0.10% for the Annual Period.

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Best Regards,

Daniel O’Neill	Patrick Rudnick
Chief Investment Officer	Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

There is no guarantee the Funds will achieve their objective. Investing in funds that track an index may be more volatile then investing in broadly diversified funds. The use of leverage by a Fund means the Funds are riskier than alternatives which do not use leverage.

The views in this report were those of the Adviser as of August 31, 2011 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com.

The total annual fund operating expense ratios of the Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 10 Year Note Bull 2X Fund, Direxion Monthly 10 Year Note Bear 2X Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly Emerging Markets Bear 2X Fund and Direxion Monthly China Bull 2X Fund are 1.99%, 1.98%, 1.98%, 2.13%, 2.02%, 2.00%, 2.02% and 1.94%, respectively, net of any fee, waivers or expense reimbursements.*

The total annual fund operating expense ratios of the Dynamic HY Bond Fund and the HY Bear Fund are 1.64% and 1.93%, respectively, net of any fee, waivers or expense reimbursements.**

An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment. An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxionfunds.com. The prospectus should be read carefully before investing.

Distributed by: Rafferty Capital Markets, LLC
Date of First Use: October 21, 2011

*	The total annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses that the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual fund operating expense ratios would be 1.90% for each Fund except the Direxion Monthly 10 Year Note Bear 2X Fund. The total annual fund operating expense ratio of the Direxion Monthly 10 Year Note Bear 2X Fund would be 2.04%.

**	The total annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses that the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual fund operating expense ratios would be 1.60% for the Dynamic HY Bond Fund and 1.90% for the HY Bear Fund.

Management Discussion & Analysis

Rafferty Asset Management, LLC (“Rafferty” or “Adviser”), the investment adviser to the Direxion Funds, uses a number of investment techniques in order to achieve the stated goal for each Fund. The following discussion and analysis applies to the Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 10 Year Note Bull 2X Fund, Direxion Monthly 10 Year Note Bear 2X Fund, Direxion Commodity Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Emerging Markets Bear 2X Fund and the Direxion Monthly China Bull 2X Fund. The Bull Funds magnify the returns of their respective indexes for a calendar month period and the Bear Funds inversely magnify the returns of their respective indexes for a calendar month period. Rafferty primarily uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs.

No Fund attempts, or should be expected to, provide returns which are a multiple of the return of the benchmark for periods other than a calendar month. A “calendar month” refers to the period from the close of markets on the last business day of a given month until the close of the markets on the last business day of the subsequent month.

Factors Affecting Fund Performance:

•	Benchmark Performance: The calendar month performance of each Fund’s benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving Fund performance. Given the calendar month goals, the series of calendar month index returns are most important. The market conditions affecting the benchmark indexes during the past year are described below.

•	Leverage: Each Fund seeks calendar month investment results (before fees and expenses) of either 200% (for the Bull Funds) or -200% (for the Bear Funds) of the performance of its respective underlying index. The use of leverage magnifies a Fund’s gains or losses and increases the investment’s risk and volatility.

•	Volatility and Compounding: The goal of leveraged funds is to provide a multiple of the calendar month returns of an underlying index. Over periods longer or shorter than a calendar month, a Fund should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding – a universal mathematical concept applying to all investments – returns of the Funds over longer periods will differ from the Fund’s calendar month stated goal. Periods of high volatility lacking a clear trend hurt a Fund’s performance while trending, low volatility markets enhance a Fund’s performance.

•	Cost of Financing: In order to attain leveraged exposure, a Bull Fund incurs a cost of LIBOR[1]( plus a spread, and a Bear Fund receives LIBOR minus a spread as applied to the borrowed portion of the Fund’s exposure. Financing costs create a drag on a Bull Fund’s performance. Because LIBOR is very low, a Bear Fund receives a negligible amount of financing, or in the case of hard-to-borrow shares, might pay to finance its short position.

•	Equity Dividends: A Bull Fund’s performance is positively impacted by equity and index dividends, as the Funds receive those payments. A Bear Fund’s performance is negatively impacted, as they are obligated to pay the dividends.

•	Fees, Expenses, and Transaction Costs: Fees and expenses are listed in each Fund’s prospectus and may be larger than many traditional index funds’ fees, causing a greater negative impact on Fund performance. Transactions costs are not included in the expense ratio of the Funds. Transaction costs can be higher due to the Fund’s use of leverage, significant purchase and redemption activity by Fund shareholders; or trading securities that are comparatively less liquid.

(1 London Inter-Bank Offer Rate. The interest rate that the banks charge each other for loans (usually in Eurodollars). This rate is applicable to the short-term international interbank market, and applies to very large loans borrowed for anywhere from one day to five years.

DIREXION ANNUAL REPORT  5

Market Conditions Affecting Fund Performance:

A general review of economic conditions, market events and index performance for the period is described below.

Economy:

As we are experiencing a slow and painful recovery, it is evident Western economies will not emerge from the global financial crisis in the same fashion as past recessions. Governments are seeking innovative ways to stimulate economic growth, although, it is becoming apparent options are limited. Growth in the United States has been recovering at a sluggish pace, and as a result, talk that a double-dip recession has surfaced. Unemployment remains high at 9.1% and manufacturing levels are unfortunately low, hindering economic growth. A new round of stimulus in the form of more quantitative easing (QE3), or a jobs plan, has dominated the news as we move into the second half of 2011. Furthermore, as focus shifts to the 2012 Presidential election, it appears some sort of further stimulus is likely.

The European economy is suffering a similar fate as the United States. Much of the same credit related concerns facing the U.S. are shared by our European counterparts. As the less industrious nations in the European Union (Greece, Spain, Portugal, Italy, etc.) try to stay afloat given very high borrowing costs, the holders of their debt suffer the consequences. French and German banks are the two largest holders of this debt and it is weighing very heavily on their balance sheets. Both the individual countries and the banks holding their debt are struggling to stay afloat. The discussion surrounding a breakup of the Euro is becoming more and more of a reality.

Fortunately, economic growth in major developing economies has rebounded to almost pre-crisis levels. China in particular, which is now the second largest economy in the world, is expected to continue to grow at 8-9% annually given most recent estimates. Debt strapped nations have continually looked to China with their large cash reserves to buy their newly issued debt. Despite the Western economies economic outlook, the United States government bond yields are breaking record lows, signaling there is still significant interest in U.S. debt.

Index Performance:

Over the fiscal year, Rafferty managed Funds of four different categories of indexes – domestic, international, fixed income and commodity.

With volatility at relatively low levels, domestic broad market indexes saw healthy gains over the fiscal year. Two of Direxion’s leveraged funds track domestic indexes; the index return for the period is below. Due to the trending nature of the benchmark performances, the effects of compounding on these funds were not as pronounced as it would have been had the benchmarks been more volatile.

Russell 2000 Index	22.19%

Rafferty managed two funds benchmarked to a fixed income index – The NYSE Arca Current 10 Year U.S. Treasury Index. The NYSE Arca Current 10 Year U.S. Treasury Index is a one-security index comprised of the most recently issued 10-Year Treasury Note. Notes eligible for inclusion must be U.S. dollar-denominated Treasury notes with a fixed rate, non-zero coupon that are non-callable with a maturity of 10 years at issuance. The index return for the annual period is below. Due to the mostly sustained year-long declining trend of the U.S. Dollar Index, the effects of compounding on these funds were not as pronounced as it would have been had the benchmark been more volatile.

NYSE Arca Current 10 Year U.S. Treasury Index	6.01%

Rafferty managed one fund benchmarked to a commodities index – Morgan Stanley® Commodity Related Index. Morgan Stanley® Commodity Related Index is an equal-dollar weighted index of 20 stocks involved in commodity-related industries such as energy, non-ferrous metals, agriculture, and forest products. The index return for the annual period is below. Due to the mostly sustained year-long declining trend of the U.S. Dollar Index, the effects of compounding on these funds were not as pronounced as it would have been had the benchmark been more volatile.

Morgan Stanley Commodity Related Index	22.52%

6  DIREXION ANNUAL REPORT

Emerging markets outpaced in the international world, gaining nearly 20% on the year. The Brazilian market has been especially strong, with several consecutive months of retail sales gains – indicating strong domestic demand – and, at the same time, a 33% year-over-year gain in exports during April. Mexico has recently lagged behind the rest of the region, mainly due to lower growth expectations for the U.S. and drug-related violence. Rafferty managed three funds benchmarked to an international index; the return for that benchmark is below. The return of the fund was affected by compounding as the benchmark showed higher volatility.

MSCI Emerging Markets Index	6.51%
FTSE/Xinhua China 25 Index	-1.91%

Index Volatility:

Market volatility trended downward fairly steadily throughout the fiscal year with the Chicago Board Options Exchange Market Volatility Index (the “VIX”) ending down roughly 20%. After peaking at just over 45 in May, the VIX did not trade above 30 after early July and generally continued downward into fiscal year end trading within the 15 range. Higher volatility negatively impacts a Fund’s performance as described in the previous section. The volatility of each Index used as a benchmark for the Funds is below:

	One-Year	Annualized
Benchmark	Return	Volatility

Russell 2000 Index	22.19%	26.16%
NYSE Arca Current 10 Year U.S. Treasury Index	6.01%	9.32%
Morgan Stanley Commodity Related Index	22.52%	23.27%
MSCI Emerging Markets Index	6.51%	16.64%
FTSE/Xinhua China 25 Index	-1.91%	18.82%

Rafferty does not invest the assets of the Funds based on its view of the investment merit of a particular security, instrument or company. In addition, each Fund pursues its investment objective regardless of market conditions and does not take defensive positions.

The views of this report were those of the Adviser as of August 31, 2011 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

DIREXION ANNUAL REPORT  7

Direxion Monthly Small Cap Bull 2X Fund
August 31, 2001 - August 31, 2011 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the Russell 2000 Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years

Direxion Monthly Small Cap Bull 2X Fund	41.78%	(22.21%)	(17.17%)	(6.71%)

Russell 2000 Index	22.19%	0.83%	1.53%	5.85%

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% (or -200%) exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Russell 2000 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

%
Investment Type	Net Assets

Swap Contracts	201.1%

Total Exposure	201.1%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	As of August 31, 2011.

8  DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bear 2X Fund
August 31, 2001 - August 31, 2011 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the inverse of the price performance of the Russell 2000 Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years

Direxion Monthly Small Cap Bear 2X Fund	(42.71%)	(40.88%)	(32.09%)	(24.45%)

Russell 2000 Index	22.19%	0.83%	1.53%	5.85%

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% (or -200%) exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Russell 2000 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

	%
Investment Type	Net Assets

Swap Contracts	(199.6%	)

Total Exposure	(199.6%	)

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	As of August 31, 2011.

DIREXION ANNUAL REPORT  9

Direxion Monthly 10 Year Bull 2X Fund
March 31, 20051 - August 31, 2011 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the performance of the NYSE Arca Current 10 Year U.S. Treasury Index.

	Average Annual Total Return[2]
				Since
	1 Year	3 Years	5 Years	Inception

Direxion Monthly 10 Year Bull 2X Fund	7.07%	13.16%	14.07%	10.06%
10-Year U.S. Treasury Note[3]	6.21%	8.16%	8.00%	6.67%
NYSE Arca Current 10 Year U.S. Treasury Index[3]	6.01%	N/A	N/A	N/A

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% (or -200%) exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the NYSE Arca Current 10 Year U.S. Treasury Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

%
Investment Type	Net Assets

Swap Contracts	198.5%

Total Exposure	198.5%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2011.
[3]	On August 31, 2009, the NYSE Arca Current 10 Year U.S. Treasury Index replaced the 10-Year U.S. Treasury Note as benchmark. The NYSE Arca Current 10 Year U.S. Treasury Index commenced operations on April 2, 2009. The average annual return for the period from April 2, 2009 to August 31, 2011 was 4.90%.

10  DIREXION ANNUAL REPORT

Direxion Monthly 10 Year Bear 2X Fund
May 17, 20041 - August 31, 2011 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the inverse of the performance of the NYSE Arca Current 10 Year U.S. Treasury Index.

	Average Annual Total Return[2]
				Since
	1 Year	3 Years	5 Years	Inception

Direxion Monthly 10 Year Bear 2X Fund	(15.36%)	(20.29%)	(17.18%)	(12.81%)
10-Year U.S. Treasury Note[3]	6.21%	8.16%	8.00%	6.42%
NYSE Arca Current 10 Year U.S. Treasury Index[3]	6.01%	N/A	N/A	N/A

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% (or -200%) exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the NYSE Arca Current 10 Year U.S. Treasury Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

	%
Investment Type	Net Assets

Swap Contracts	(199.9%	)

Total Exposure	(199.9%	)

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2011.
[3]	On August 31, 2009, the NYSE Arca Current 10 Year U.S. Treasury Index replaced the 10-Year U.S. Treasury Note as benchmark. The NYSE Arca Current 10 Year U.S. Treasury Index commenced operations on April 2, 2009. The average annual return for the period from April 2, 2009 to August 31, 2011 was 4.90%.

DIREXION ANNUAL REPORT  11

Dynamic HY Bond Fund
July 1, 20041 - August 31, 2011 (Unaudited)

Investment Objective: Seeks to maximize total return by investing primarily in high-yield debt instruments, commonly referred to as “junk bonds”, and derivatives of such instruments.

	Average Annual Total Return[2]
				Since
	1 Year	3 Years	5 Years	Inception

Dynamic HY Bond Fund	5.48%	0.82%	0.68%	1.10%
Barclays Capital U.S. Corporate High-Yield Bond Index	8.39%	11.95%	8.10%	8.16%
Lipper High Yield Bond Fund Index	7.79%	8.34%	5.80%	6.32%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Barclays Capital U.S. Corporate High-Yield Bond Index and the Lipper High Yield Bond Fund Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

%
Investment Type	Net Assets

Investment Companies	85.3%
Swap Contracts	9.9%

Total Exposure	95.2%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2011.

12  DIREXION ANNUAL REPORT

HY Bear Fund
September 20, 20051 - August 31, 2011 (Unaudited)

Investment Objective: Seeks to profit from a decline in the value of lower-quality debt instruments by creating short positions in such instruments and derivatives of such instruments.

	Average Annual Total Return[2]
				Since
	1 Year	3 Years	5 Years	Inception

HY Bear Fund	(13.82%)	(11.07%)	(6.62%)	(6.01%)
Barclays Capital U.S. Corporate High-Yield Bond Index	8.39%	11.95%	8.10%	7.86%
Lipper High Yield Bond Fund Index	7.79%	8.34%	5.80%	5.70%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Barclays Capital U.S. Corporate High-Yield Bond Index and the Lipper High Yield Bond Fund Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

	%
Investment Type	Net Assets

Swap Contracts	(95.0%	)

Total Exposure	(95.0%	)

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2011.

DIREXION ANNUAL REPORT  13

Direxion Monthly Commodity Bull 2X Fund
February 17, 20051 - August 31, 2011 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the Morgan Stanley Commodity Related Equity Index.

	Average Annual Total Return[2]
				Since
	1 Year	3 Years	5 Years	Inception

Direxion Monthly Commodity Bull 2X Fund	45.13%	(10.85%)	4.21%	5.21%

Morgan Stanley Commodity Related Index	22.52%	3.07%	9.86%	12.19%

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% (or -200%) exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Morgan Stanley Commodity Related Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

%
Investment Type	Net Assets

Swap Contracts	200.8%

Total Exposure	200.8%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2011.

14  DIREXION ANNUAL REPORT

Direxion Monthly Emerging Markets Bull 2X Fund
November 1, 20051 - August 31, 2011 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the MSCI Emerging Markets Index.

	Average Annual Total Return[2]
				Since
	1 Year	3 Years	5 Years	Inception

Direxion Monthly Emerging Markets Bull 2X Fund	8.42%	(17.48%)	(7.24%)	(2.31%)

MSCI Emerging Markets Index	6.51%	2.61%	5.97%	8.95%

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% (or -200%) exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the MSCI Emerging Markets Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

%
Investment Type	Net Assets

Swap Contracts	200.5%

Total Exposure	200.5%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2011.

DIREXION ANNUAL REPORT  15

Direxion Monthly Emerging Markets Bear 2X Fund
November 4, 20051 - August 31, 2011 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the inverse of the price performance of the MSCI Emerging Markets Index.

	Average Annual Total Return[2]
				Since
	1 Year	3 Years	5 Years	Inception

Direxion Monthly Emerging Markets Bear 2X Fund	(27.32%)	(57.28%)	(48.79%)	(48.39%)

MSCI Emerging Markets Index	6.51%	2.61%	5.97%	8.64%

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% (or -200%) exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the MSCI Emerging Markets Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

	%
Investment Type	Net Assets

Swap Contracts	(199.5%	)

Total Exposure	(199.5%	)

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2011.

16  DIREXION ANNUAL REPORT

Direxion Monthly China Bull 2X Fund
December 3, 20071 - August 31, 2011 (Unaudited)

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the FTSE/Xinhua China 25 Index.

	Average Annual Total Return[2]
			Since
	1 Year	3 Years	Inception

Direxion Monthly China Bull 2X Fund	(4.36%)	(25.98%)	(37.61%)

FTSE/Xinhua China 25 Index	(1.91%)	(2.95%)	(11.36%)

The Fund seeks calendar month leveraged investment results. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% (or -200%) exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund’s investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the FTSE/Xinhua China 25 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

%
Investment Type	Net Assets

Swap Contracts	200.0%

Total Exposure	200.0%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2011.

DIREXION ANNUAL REPORT  17

Expense Example
August 31, 2011 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (March 1, 2011 — August 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18  DIREXION ANNUAL REPORT

Expense Example Table
August 31, 2011 (Unaudited)

		Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio[1]	March 1, 2011	August 31, 2011	Period[2]

Direxion Monthly Small Cap Bull 2X Fund
Based on actual fund return	1.90%	$1,000.00	$773.30	$8.49
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
Direxion Monthly Small Cap Bear 2X Fund
Based on actual fund return	1.90%	1,000.00	1,207.30	10.57
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
Direxion Monthly 10 Year Note Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	1,239.00	10.72
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
Direxion Monthly 10 Year Note Bear 2X Fund
Based on actual fund return	1.90%	1,000.00	759.20	8.42
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
Dynamic HY Bond Fund
Based on actual fund return	1.82%	1,000.00	996.70	9.16
Based on hypothetical 5% return	1.82%	1,000.00	1,016.03	9.25
HY Bear Fund
Based on actual fund return	1.90%	1,000.00	969.50	9.43
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
Direxion Monthly Commodity Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	747.50	8.37
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
Direxion Monthly Emerging Markets Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	852.40	8.87
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
Direxion Monthly Emerging Markets Bear 2X Fund
Based on actual fund return	1.90%	1,000.00	1,056.20	9.85
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
Direxion Monthly China Bull 2X Fund
Based on actual fund return	1.90%	1,000.00	829.70	8.76
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
U.S. Government Money Market Fund
Based on actual fund return	0.01%	1,000.00	1,000.10	0.05
Based on hypothetical 5% return	0.01%	1,000.00	1,025.15	0.05

[1]	Annualized
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/period, then divided by 365.

DIREXION ANNUAL REPORT  19

Allocation of Portfolio Holdings
August 31, 2011 (Unaudited)

		Investment
	Cash*	Companies	Swaps	Total

Direxion Monthly Small Cap Bull 2X Fund	100%	—	0%**	100%
Direxion Monthly Small Cap Bear 2X Fund	108%	—	(8%)	100%
Direxion Monthly 10 Year Note Bull 2X Fund	100%	—	0%**	100%
Direxion Monthly 10 Year Note Bear 2X Fund	104%	—	(4%)	100%
Dynamic HY Bond Fund	15%	85%	0%**	100%
HY Bear Fund	102%	—	(2%)	100%
Direxion Monthly Commodity Bull 2X Fund	124%	—	(24%)	100%
Direxion Monthly Emerging Markets Bull 2X Fund	93%	—	7%	100%
Direxion Monthly Emerging Markets Bear 2X Fund	103%	—	(3%)	100%
Direxion Monthly China Bull 2X Fund	97%	—	3%	100%
U.S. Government Money Market Fund	100%	—	—	100%

*	Cash, cash equivalents and other assets less liabilities.
**	Percentage is less than 0.5%.

20  DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bull 2X Fund
Schedule of Investments
August 31, 2011

Value

No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	9,005,123

TOTAL NET ASSETS - 100.0%	$9,005,123

Percentages are stated as a percent of net assets.

(a)	$3,850,000 of cash is held as collateral for swap contracts.

Direxion Monthly Small Cap Bull 2X Fund
Long Equity Swap Contracts
August 31, 2011

		Number of	Notional	Interest Rate	Termination	Unrealized
Counterparty	Reference Entity	Contracts	Amount	Received	Date	Depreciation

Credit Suisse Capital, LLC	Russell 2000 Index	24,880	$18,116,775	0.24%	8/7/2012	$(8,977)

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  21

Direxion Monthly Small Cap Bear 2X Fund
Schedule of Investments
August 31, 2011

Value

No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	7,839,639

TOTAL NET ASSETS - 100.0%	$7,839,639

Percentages are stated as a percent of net assets.

(a)	$1,220,000 of cash is held as collateral for swap contracts.

Direxion Monthly Small Cap Bear 2X Fund
Short Equity Swap Contracts
August 31, 2011

		Number of	Notional	Interest Rate	Termination	Unrealized
Counterparty	Reference Entity	Contracts	Amount	Paid	Date	Depreciation

Credit Suisse Capital, LLC	Russell 2000 Index	21,510	$14,997,159	(0.74%)	9/10/2012	$(647,025)

The accompanying notes are an integral part of these financial statements.
22  DIREXION ANNUAL REPORT

Direxion Monthly 10 Year Note Bull 2X Fund
Schedule of Investments
August 31, 2011

Value

No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	32,413,003

TOTAL NET ASSETS - 100.0%	$32,413,003

Percentages are stated as a percent of net assets.

(a)	$8,780,000 of cash is held as collateral for swap contracts.

Direxion Monthly 10 Year Note Bull 2X Fund
Long Equity Swap Contracts
August 31, 2011

		Number of	Notional	Interest Rate	Termination	Unrealized
Counterparty	Reference Entity	Contracts	Amount	Paid	Date	Appreciation

Credit Suisse Capital, LLC	NYSE Current 10 Year U.S. Treasury Index	55,365	$64,294,021	(0.51%)	9/17/2012	$49,057

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  23

Direxion Monthly 10 Year Note Bear 2X Fund
Schedule of Investments
August, 31 2011

Value

No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	17,034,149

TOTAL NET ASSETS - 100.0%	$17,034,149

Percentages are stated as a percent of net assets.

(a)	$8,225,000 of cash is held as collateral for swap contracts.

Direxion Monthly 10 Year Note Bear 2X Fund
Short Equity Swap Contracts
August, 31 2011

		Number of	Notional	Interest Rate	Termination	Unrealized
Counterparty	Reference Entity	Contracts	Amount	Paid	Date	Depreciation

Credit Suisse Capital, LLC	NYSE Current 10 Year U.S. Treasury Index	29,290	$33,302,064	(0.09%)	6/14/2012	$(743,997)

The accompanying notes are an integral part of these financial statements.
24  DIREXION ANNUAL REPORT

Dynamic HY Bond Fund
Schedule of Investments
August 31, 2011

Shares		Value

INVESTMENT COMPANIES - 85.3%
26,893	iShares iBoxx $ High Yield Corporate Bond Fund	$2,367,391
61,027	SPDR Barclays Capital High Yield Bond ETF	2,367,238

	TOTAL INVESTMENT COMPANIES (Cost $4,665,663)	$4,734,629

	TOTAL INVESTMENTS (Cost $4,665,663) - 85.3%	$4,734,629

	Other Assets in Excess of Liabilities - 14.7% (a)	817,155

	TOTAL NET ASSETS - 100.0%	$5,551,784

Percentages are stated as a percent of net assets.

(a)	$29,000 of cash is held as collateral for swap contracts.

Dynamic HY Bond Fund
Long Equity Swap Contracts
August 31, 2011

		Number of	Notional	Interest Rate	Termination	Unrealized
Counterparty	Reference Entity	Contracts	Amount	Paid	Date	Depreciation

Credit Suisse Capital, LLC	iShares Barclays 7-10 Year Treasury Bond Fund	5,320	$549,134	(0.41%)	4/13/2012	$(1,307)

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  25

HY Bear Fund
Schedule of Investments
August 31, 2011

Value

No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	16,577,498

TOTAL NET ASSETS - 100.0%	$16,577,498

Percentages are stated as a percent of net assets.

(a)	$3,220,000 of cash is held as collateral for swap contracts.

HY Bear Fund
Short Equity Swap Contracts
August 31, 2011

		Number of	Notional	Interest Rate	Termination	Unrealized
Counterparty	Reference Entity	Contracts	Amount	Paid	Date	Depreciation

Credit Suisse Capital, LLC	iShares Barclays 7-10 Year Treasury Bond Fund	16,090	$1,634,412	(0.59%)	4/13/2012	$(23,225)
Credit Suisse Capital, LLC	iShares iBoxx $ High Yield Corporate Bond Fund	79,920	6,866,589	(0.79%)	4/13/2012	(172,597)
Credit Suisse Capital, LLC	SPDR Barclays Capital High Yield Bond ETF	181,400	6,873,272	(2.29%)	4/13/2012	(174,213)

		277,410	$15,374,273			$(370,035)

The accompanying notes are an integral part of these financial statements.
26  DIREXION ANNUAL REPORT

Direxion Monthly Commodity Bull 2X Fund
Schedule of Investments
August 31, 2011

Value

No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	27,018,736

TOTAL NET ASSETS - 100.0%	$27,018,736

Percentages are stated as a percent of net assets.

(a)	$24,248,047 of cash is held as collateral for swap contracts.

Direxion Monthly Commodity Bull 2X Fund
Long Equity Swap Contracts
August 31, 2011

						Unrealized
		Number of	Notional	Interest Rate	Termination	Appreciation/
Counterparty	Reference Entity	Contracts	Amount	Paid	Date	(Depreciation)

Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	47,660	$49,460,690	(0.50%)	3/23/2012	$(5,835,264)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	5,000	5,376,575	(0.50%)	4/5/2012	(796,525)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	270	270,832	(0.55%)	7/27/2012	(24,282)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	1,210	1,194,013	(0.55%)	8/1/2012	(89,071)
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	2,830	2,353,620	(0.55%)	9/4/2012	230,467
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	220	185,972	(0.55%)	9/11/2012	14,913
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	430	390,462	(0.55%)	9/17/2012	1,886
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	1,410	1,223,376	(0.55%)	9/18/2012	62,855
Bank of America Merrill Lynch	Morgan Stanley Commodity Related Equity Index	250	225,752	(0.55%)	10/1/2012	2,242

		59,280	$60,681,292			$(6,432,779)

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  27

Direxion Monthly Emerging Markets Bull 2X Fund
Schedule of Investments
August 31, 2011

Value

No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	17,915,624

TOTAL NET ASSETS - 100.0%	$17,915,624

Percentages are stated as a percent of net assets.

(a)	$9,886,532 of cash is held as collateral for swap contracts.

Direxion Monthly Emerging Markets Bull 2X Fund
Long Equity Swap Contracts
August 31, 2011

						Unrealized
		Number of	Notional	Interest Rate	Termination	Appreciation/
Counterparty	Reference Entity	Contracts	Amount	Paid	Date	(Depreciation)

Bank of America Merrill Lynch	iShares MSCI Emerging Market Index Fund	1,605	$75,562	(1.06%)	9/4/2012	$(15,674)
Bank of America Merrill Lynch	iShares MSCI Emerging Market Index Fund	23,550	971,434	(1.06%)	9/10/2012	34,022
Bank of America Merrill Lynch	iShares MSCI Emerging Market Index Fund	1,500	61,902	(1.06%)	9/12/2012	2,149
Bank of America Merrill Lynch	iShares MSCI Emerging Market Index Fund	168,515	7,105,214	(1.06%)	9/17/2012	91,288
Bank of America Merrill Lynch	iShares MSCI Emerging Market Index Fund	99,800	4,008,770	(1.07%)	9/17/2012	253,500
Bank of America Merrill Lynch	iShares MSCI Emerging Market Index Fund	150,200	5,953,617	(1.07%)	9/21/2012	461,513
Bank of America Merrill Lynch	iShares MSCI Emerging Market Index Fund	54,500	2,229,262	(1.07%)	9/24/2012	98,586
Bank of America Merrill Lynch	iShares MSCI Emerging Market Index Fund	51,500	2,051,655	(1.07%)	9/25/2012	148,242
Bank of America Merrill Lynch	iShares MSCI Emerging Market Index Fund	239,900	10,044,217	(1.07%)	10/1/2012	204,173
Bank of America Merrill Lynch	iShares MSCI Emerging Market Index Fund	50,100	2,138,195	(1.07%)	10/2/2012	2,077

		841,170	$34,639,828			$1,279,876

The accompanying notes are an integral part of these financial statements.
28  DIREXION ANNUAL REPORT

Direxion Monthly Emerging Markets Bear 2X Fund
Schedule of Investments
August 31, 2011

Value

No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	10,068,619

TOTAL NET ASSETS - 100.0%	$10,068,619

Percentages are stated as a percent of net assets.

(a)	$3,136,244 of cash is held as collateral for swap contracts.

Direxion Monthly Emerging Markets Bear 2X Fund
Short Equity Swap Contracts
August 31, 2011

		Number of	Notional	Interest Rate	Termination	Unrealized
Counterparty	Reference Entity	Contracts	Amount	Paid	Date	Depreciation

Bank of America Merrill Lynch	iShares MSCI Emerging Market Index Fund	17,444	$707,734	(0.08%)	9/24/2012	$(37,527)
Bank of America Merrill Lynch	iShares MSCI Emerging Market Index Fund	272,950	11,410,463	(0.08%)	10/1/2012	(249,961)
Bank of America Merrill Lynch	iShares MSCI Emerging Market Index Fund	179,800	7,679,520	(0.08%)	10/2/2012	(1,536)

		470,194	$19,797,717			$(289,024)

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  29

Direxion Monthly China Bull 2X Fund
Schedule of Investments
August 31, 2011

Value

No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	6,947,470

TOTAL NET ASSETS - 100.0%	$6,947,470

Percentages are stated as a percent of net assets.

(a)	$1,500,000 of cash is held as collateral for swap contracts.

Direxion Monthly China Bull 2X Fund
Long Equity Swap Contracts
August 31, 2011

		Number of	Notional	Interest Rate	Termination	Unrealized
Counterparty	Reference Entity	Contracts	Amount	Paid	Date	Appreciation

Credit Suisse Capital, LLC	iShares FTSE/Xinhua China 25 Index Fund	359,823	$13,655,283	(0.29%)	10/1/2012	$241,205

The accompanying notes are an integral part of these financial statements.
30  DIREXION ANNUAL REPORT

U.S. Government Money Market Fund
Schedule of Investments
August 31, 2011

Shares		Value

SHORT TERM INVESTMENTS - 106.6%
MONEY MARKET FUNDS - 106.6%
21,421,964	Goldman Sachs Financial Square Federal Fund, 0.00% (a)	$21,421,964

	TOTAL SHORT TERM INVESTMENTS (Cost $21,421,964)	$21,421,964

	TOTAL INVESTMENTS (Cost $21,421,964) - 106.6%	$21,421,964
	Liabilities in Excess of Other Assets - (6.6)%	(1,323,789)

	TOTAL NET ASSETS - 100.0%	$20,098,175

Percentages are stated as a percent of net assets.

(a)	Represents annualized seven-day yield at August 31, 2011.

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  31

Statements of Assets and Liabilities
August 31, 2011

	Direxion Monthly	Direxion Monthly	Direxion Monthly	Direxion Monthly
	Small Cap Bull	Small Cap Bear	10 Year Note Bull	10 Year Note Bear
	2X Fund	2X Fund	2X Fund	2X Fund

Assets:
Cash	$5,628,166	$7,036,774	$21,880,729	$10,053,236
Receivables:
Fund shares sold	339,958	601,344	1,751,940	14,500
Deposits at broker for swaps	3,850,000	1,220,000	8,780,000	8,225,000
Due from broker for swaps	310,000	—	—	—
Unrealized appreciation on swaps	—	—	49,057	—

Total assets	10,128,124	8,858,118	32,461,726	18,292,736

Liabilities:
Payables:
Fund shares redeemed	577,336	37,188	11,803	55,893
Due to broker for swaps	522,235	320,035	—	428,333
Unrealized depreciation on swaps	8,977	647,025	—	743,997
Accrued investment advisory fees	5,705	5,609	14,564	11,986
Accrued operating services fees	4,944	4,861	12,622	10,388
Accrued distribution expense	1,902	1,870	4,855	3,995
Accrued shareholder servicing fees	1,902	1,870	4,855	3,995
Other liabilities	—	21	24	—

Total liabilities	1,123,001	1,018,479	48,723	1,258,587

Net Assets	$9,005,123	$7,839,639	$32,413,003	$17,034,149

Net Assets Consist Of:
Capital stock	$16,497,161	$58,122,350	$32,862,107	$33,983,048
Undistributed net investment income	—	—	—	—
Accumulated net realized loss	(7,483,061)	(49,635,686)	(498,161)	(16,204,902)
Net unrealized appreciation (depreciation) on:
Swaps	(8,977)	(647,025)	49,057	(743,997)

Total Net Assets	$9,005,123	$7,839,639	$32,413,003	$17,034,149

Calculation of Net Assets Value Per Share:
Net assets	$9,005,123	$7,839,639	$32,413,003	$17,034,149
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	237,156	656,471	1,035,174	2,434,699
Net asset value, redemption and offering price per share	$37.97	$11.94	$31.31	$7.00

The accompanying notes are an integral part of these financial statements.
32  DIREXION ANNUAL REPORT

Statements of Assets and Liabilities
August 31, 2011

			Direxion Monthly
	Dynamic HY	HY Bear	Commodity Bull
	Bond Fund	Fund	2X Fund

Assets:
Investments, at market value (Note 2)	$4,734,629	$—	$—
Cash	203,071	16,014,384	10,047,625
Receivables:
Fund shares sold	4,191,168	9,426	193,766
Deposits at broker for swaps	29,000	3,220,000	24,248,047
Due from Adviser	914	—	—
Unrealized appreciation on swaps	—	—	312,363
Dividends and interest	—	—	774

Total assets	9,158,782	19,243,810	34,802,575

Liabilities:
Payables:
Fund shares redeemed	26,261	2,232,705	74,589
Investment securities purchased	3,574,235	—	—
Due to broker for swaps	—	30,651	919,808
Unrealized depreciation on swaps	1,307	370,035	6,745,142
Accrued investment advisory fees	—	12,989	17,487
Accrued operating services fees	2,833	11,258	15,155
Accrued distribution expense	1,181	4,330	5,829
Accrued shareholder servicing fees	1,181	4,330	5,829
Other liabilities	—	14	—

Total liabilities	3,606,998	2,666,312	7,783,839

Net Assets	$5,551,784	$16,577,498	$27,018,736

Net Assets Consist Of:
Capital stock	$16,301,064	$24,187,283	$48,428,972
Undistributed net investment income	—	—	—
Accumulated net realized loss	(10,816,939)	(7,239,750)	(14,977,457)
Net unrealized appreciation (depreciation) on:
Investments	68,966	—	—
Swaps	(1,307)	(370,035)	(6,432,779)

Total Net Assets	$5,551,784	$16,577,498	$27,018,736

Calculation of Net Assets Value Per Share:
Net assets	$5,551,784	$16,577,498	$27,018,736
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	398,579	1,272,295	422,260
Net asset value, redemption and offering price per share	$13.93	$13.03	$63.99

Cost of Investments	$4,665,663	$—	$—

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  33

Statements of Assets and Liabilities
August 31, 2011

	Direxion Monthly	Direxion Monthly	Direxion Monthly
	Emerging Markets	Emerging Markets	China Bull	U.S. Government
	Bull 2X Fund	Bear 2X Fund	2X Fund	Money Market Fund

Assets:
Investments, at market value (Note 2)	$—	$—	$—	$21,421,964
Cash	6,809,980	5,351,034	5,348,928	—
Receivables:
Fund shares sold	3,269,342	2,437,961	—	179,938
Deposits at broker for swaps	9,886,532	3,136,244	1,500,000	—
Due from Adviser	—	—	—	13,441
Due from broker for swaps	—	—	31,423	—
Unrealized appreciation on swaps	1,295,550	—	241,205	—
Dividends and interest	349	—	—	198

Total assets	21,261,753	10,925,239	7,121,556	21,615,541

Liabilities:
Payables:
Fund shares redeemed	2,328,378	481,969	162,049	1,503,942
Due to broker for swaps	966,743	79,210	—	—
Unrealized depreciation on swaps	15,674	289,024	—	—
Accrued investment advisory fees	13,948	2,528	4,751	—
Accrued operating services fees	12,088	2,191	4,118	8,625
Accrued distribution expense	4,649	843	1,584	—
Accrued shareholder servicing fees	4,649	843	1,584	4,792
Other liabilities	—	12	—	7

Total liabilities	3,346,129	856,620	174,086	1,517,366

Net Assets	$17,915,624	$10,068,619	$6,947,470	$20,098,175

Net Assets Consist Of:
Capital stock	$53,794,156	$31,382,467	$14,907,427	$20,098,211
Undistributed net investment income	—	—	—	591
Accumulated net realized loss	(37,158,408)	(21,024,824)	(8,201,162)	(627)
Net unrealized appreciation (depreciation) on:
Swaps	1,279,876	(289,024)	241,205	—

Total Net Assets	$17,915,624	$10,068,619	$6,947,470	$20,098,175

Calculation of Net Assets Value Per Share:
Net assets	$17,915,624	$10,068,619	$6,947,470	$20,098,175
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	301,154	1,140,505	169,553	20,098,199
Net asset value, redemption and offering price per share	$59.49	$8.83	$40.98	$1.00

Cost of Investments	$—	$—	$—	$21,421,964

The accompanying notes are an integral part of these financial statements.
34  DIREXION ANNUAL REPORT

Statements of Operations
For the Year Ended August 31, 2011

	Direxion Monthly	Direxion Monthly	Direxion Monthly	Direxion Monthly
	Small Cap Bull	Small Cap Bear	10 Year Note Bull	10 Year Note Bear
	2X Fund	2X Fund	2X Fund	2X Fund

Investment Income:
Interest income	$7,832	$11,125	$17,861	$17,933

Total investment income	7,832	11,125	17,861	17,933

Expenses:
Investment advisory fees	95,046	96,715	199,388	199,603
Operating services fees	82,374	83,820	172,803	172,989
Distribution expenses	31,682	32,238	66,463	66,534
Shareholder servicing fees	31,682	32,238	66,463	66,534

Total expenses before reimbursement and excise taxes	240,784	245,011	505,117	505,660
Excise taxes	—	10	—	—
Less: Reimbursement of expenses from Adviser	—	(2,240)	—	—

Total expenses	240,784	242,781	505,117	505,660

Net investment loss	(232,952)	(231,656)	(487,256)	(487,727)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Swaps	1,487,721	(10,403,682)	(214,751)	(3,682,466)

	1,487,721	(10,403,682)	(214,751)	(3,682,466)

Change in unrealized appreciation (depreciation) on:
Swaps	1,010,966	(1,318,898)	(562,542)	172,302

	1,010,966	(1,318,898)	(562,542)	172,302

Net realized and unrealized gain (loss) on investments	2,498,687	(11,722,580)	(777,293)	(3,510,164)

Net increase (decrease) in net assets resulting from operations	$2,265,735	$(11,954,236)	$(1,264,549)	$(3,997,891)

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  35

Statements of Operations
For the Year Ended August 31, 2011

			Direxion Monthly
	Dynamic HY	HY Bear	Commodity Bull
	Bond Fund	Fund	2X Fund

Investment Income:
Dividend income	$7,788,643	$—	$—
Interest income	68,230	10,674	27,017

Total investment income	7,856,873	10,674	27,017

Expenses:
Investment advisory fees	1,410,592	138,127	334,811
Operating services fees	1,128,474	119,710	290,170
Distribution expenses	470,198	46,042	111,604
Shareholder servicing fees	470,198	46,042	111,604

Total expenses before reimbursement and excise taxes	3,479,462	349,921	848,189
Excise taxes	13,141	—	—
Less: Reimbursement of expenses from Adviser	(41,024)	—	—

Total expenses	3,451,579	349,921	848,189

Net investment income (loss)	4,405,294	(339,247)	(821,172)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on:
Investments	(11,056,456)	—	—
Futures	769,915	(159,041)	—
Swaps	853,414	(3,488,137)	12,588,640
Contributions by affiliates (Note 4)	3,011	18,587	—

	(9,430,116)	(3,628,591)	12,588,640

Capital gain distributions from regulated investment companies	305,018	—	—

Change in unrealized appreciation (depreciation) on:
Investments	68,966	—	—
Futures	(245)	(52,081)	—
Swaps	47,992	(406,928)	(2,937,558)

	116,713	(459,009)	(2,937,558)

Net realized and unrealized gain (loss) on investments	(9,008,385)	(4,087,600)	9,651,082

Net increase (decrease) in net assets resulting from operations	$(4,603,091)	$(4,426,847)	$8,829,910

The accompanying notes are an integral part of these financial statements.
36  DIREXION ANNUAL REPORT

Statements of Operations
For the Year Ended August 31, 2011

	Direxion Monthly	Direxion Monthly	Direxion
	Emerging Markets	Emerging Markets	Monthly China	U.S. Government
	Bull 2X Fund	Bear 2X Fund	Bull 2X Fund	Money Market Fund

Investment Income:
Interest income	$27,547	$3,502	$6,956	$27,627

Total investment income	27,547	3,502	6,956	27,627

Expenses:
Investment advisory fees	356,409	39,031	70,964	149,039
Operating services fees	308,888	33,827	61,501	134,135
Distribution expenses	118,803	13,011	23,654	—
Shareholder servicing fees	118,803	13,011	23,654	74,520

Total expenses before reimbursement and excise taxes	902,903	98,880	179,773	357,694
Excise taxes	—	—	—	591
Less: Reimbursement of expenses from Adviser	—	(35)	—	(347,143)

Total expenses	902,903	98,845	179,773	11,142

Net investment income (loss)	(875,356)	(95,343)	(172,817)	16,485

Realized and unrealized gain (loss) on investments
Net realized gain (loss) on:
Swaps	(7,195,495)	(2,822,437)	(2,142,572)	—

	(7,195,495)	(2,822,437)	(2,142,572)	—

Change in unrealized appreciation (depreciation) on:
Swaps	3,384,783	(401,819)	1,519,970	—

	3,384,783	(401,819)	1,519,970	—

Net realized and unrealized gain (loss) on investments	(3,810,712)	(3,224,256)	(622,602)	—

Net increase (decrease) in net assets resulting from operations	$(4,686,068)	$(3,319,599)	$(795,419)	$16,485

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  37

Statements of Changes in Net Assets

	Direxion Monthly		Direxion Monthly
	Small Cap Bull 2X Fund		Small Cap Bear 2X Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010

Increase (Decrease) in net assets from:
Operations
Net investment loss	$(232,952)	$(138,896)	$(231,656)	$(283,750)
Net realized gain (loss) on investments	1,487,721	(1,038,141)	(10,403,682)	(1,982,801)
Change in net unrealized appreciation (depreciation) on investments	1,010,966	(687,985)	(1,318,898)	671,873

Net increase (decrease) in net assets resulting from operations	2,265,735	(1,865,022)	(11,954,236)	(1,594,678)

Distributions to shareholders:
Total distributions to shareholders	—	—	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change in capital share transactions (a)	229,319	(6,184,165)	(12,503,212)	28,836,927

Total increase (decrease) in net assets from capital share transactions	229,319	(6,184,165)	(12,503,212)	28,836,927

Total increase (decrease) in net assets	2,495,054	(8,049,187)	(24,457,448)	27,242,249

Net assets:
Beginning of year	6,510,069	14,559,256	32,297,087	5,054,838

End of year	$9,005,123	$6,510,069	$7,839,639	$32,297,087

Undistributed net investment income, end of year	$—	$—	$—	$—

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly Small Cap Bull 2X Fund				Direxion Monthly Small Cap Bear 2X Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	August 31, 2011		August 31, 2010		August 31, 2011		August 31, 2010
	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Shares sold	2,699,537	$117,569,055	2,928,617	$90,339,689	8,006,105	$91,300,806	4,765,665	$98,089,763
Shares redeemed	(2,705,483)	$(117,339,736)	(3,278,723)	$(96,523,854)	(8,899,067)	$(103,804,018)	(3,387,681)	$(69,252,836)

Net increase (decrease)	(5,946)	$229,319	(350,106)	$(6,184,165)	(892,962)	$(12,503,212)	1,377,984	$28,836,927

The accompanying notes are an integral part of these financial statements.
38  DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly		Direxion Monthly
	10 Year Note Bull 2X Fund		10 Year Note Bear 2X Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010

Increase (Decrease) in net assets from:
Operations
Net investment loss	$(487,256)	$(369,554)	$(487,727)	$(402,943)
Net realized gain (loss) on investments	(214,751)	5,485,966	(3,682,466)	(5,296,543)
Change in net unrealized appreciation (depreciation) on investments	(562,542)	(520,374)	172,302	(830,327)

Net increase (decrease) in net assets resulting from operations	(1,264,549)	4,596,038	(3,997,891)	(6,529,813)

Distributions to shareholders:
Net realized gain	(1,866,265)	(771,760)	—	—

Total distributions to shareholders	(1,866,265)	(771,760)	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change in capital share transactions (a)	(913,290)	8,182,228	5,008,512	6,832,083

Total increase (decrease) in net assets from capital share transactions	(913,290)	8,182,228	5,008,512	6,832,083

Total increase (decrease) in net assets	(4,044,104)	12,006,506	1,010,621	302,270

Net assets:
Beginning of year	36,457,107	24,450,601	16,023,528	15,721,258

End of year	$32,413,003	$36,457,107	$17,034,149	$16,023,528

Undistributed net investment income, end of year	$—	$—	$—	$—

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly 10 Year Note Bull 2X Fund				Direxion Monthly 10 Year Note Bear 2X Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	August 31, 2011		August 31, 2010		August 31, 2011		August 31, 2010
	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Shares sold	11,568,331	$318,926,935	5,976,353	$163,375,381	27,400,569	$234,195,774	14,725,193	$149,540,522
Shares issued in reinvestment of distributions	72,030	$1,843,981	29,019	$764,077	—	$—	—	$—
Shares redeemed	(11,760,040)	$(321,684,206)	(5,744,274)	$(155,957,230)	(26,904,068)	$(229,187,262)	(14,230,775)	$(142,708,439)

Net increase (decrease)	(119,679)	$(913,290)	261,098	$8,182,228	496,501	$5,008,512	494,418	$6,832,083

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  39

Statements of Changes in Net Assets

	Dynamic HY Bond Fund		HY Bear Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010

Increase (Decrease) in net assets from:
Operations
Net investment income (loss)	$4,405,294	$(1,019,086)	$(339,247)	$(392,384)
Net realized gain (loss) on investments	(9,430,116)	9,953,850	(3,628,591)	(4,594,956)
Capital gain distributions from regulated investment companies	305,018	—	—	—
Change in net unrealized appreciation (depreciation) on investments	116,713	(828,047)	(459,009)	257,343

Net increase (decrease) in net assets resulting from operations	(4,603,091)	8,106,717	(4,426,847)	(4,729,997)

Distributions to shareholders:
Net investment income	(5,101,501)	(641,296)	—	—

Total distributions to shareholders	(5,101,501)	(641,296)	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change in capital share transactions (a)	7,548,647	(28,963,963)	(23,891,998)	22,195,263

Total increase (decrease) in net assets from capital share transactions	7,548,647	(28,963,963)	(23,891,998)	22,195,263

Total increase (decrease) in net assets	(2,155,945)	(21,498,542)	(28,318,845)	17,465,266

Net assets:
Beginning of year	7,707,729	29,206,271	44,896,343	27,431,077

End of year	$5,551,784	$7,707,729	$16,577,498	$44,896,343

Undistributed (Accumulated) net investment income (loss), end of year	$—	$455,006	$—	$(36,893)

(a)	Summary of capital share transactions is as follows:

	Dynamic HY Bond Fund				HY Bear Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	August 31, 2011		August 31, 2010		August 31, 2011		August 31, 2010
	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Shares sold	90,023,773	$1,305,961,643	46,510,846	$675,202,499	41,581,779	$565,883,266	25,275,495	$396,394,961
Shares issued in reinvestment of distributions	347,156	$5,058,580	42,270	$608,429	—	$—	—	$—
Shares redeemed	(90,520,095)	$(1,303,471,576)	(48,163,659)	$(704,774,891)	(43,278,878)	$(589,775,264)	(23,840,419)	$(374,199,698)

Net increase (decrease)	(149,166)	$7,548,647	(1,610,543)	$(28,963,963)	(1,697,099)	$(23,891,998)	1,435,076	$22,195,263

The accompanying notes are an integral part of these financial statements.
40  DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly		Direxion Monthly
	Commodity Bull 2X Fund		Emerging Markets Bull 2X Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010

Increase (Decrease) in net assets from:
Operations
Net investment loss	$(821,172)	$(491,269)	$(875,356)	$(555,474)
Net realized gain (loss) on investments	12,588,640	5,824,993	(7,195,495)	(238,612)
Change in net unrealized appreciation (depreciation) on investments	(2,937,558)	(2,981,833)	3,384,783	(1,648,237)

Net increase (decrease) in net assets resulting from operations	8,829,910	2,351,891	(4,686,068)	(2,442,323)

Distributions to shareholders:
Total distributions to shareholders	—	—	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change in capital share transactions (a)	(2,779,728)	(1,535,804)	(7,339,945)	8,356,431

Total increase (decrease) in net assets from capital share transactions	(2,779,728)	(1,535,804)	(7,339,945)	8,356,431

Total increase (decrease) in net assets	6,050,182	816,087	(12,026,013)	5,914,108

Net assets:
Beginning of year	20,968,554	20,152,467	29,941,637	24,027,529

End of year	$27,018,736	$20,968,554	$17,915,624	$29,941,637

Undistributed net investment income, end of year	$—	$—	$—	$—

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly Commodity Bull 2X Fund				Direxion Monthly Emerging Markets Bull 2X Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	August 31, 2011		August 31, 2010		August 31, 2011		August 31, 2010
	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Shares sold	2,325,535	$171,616,528	1,569,377	$78,004,550	7,170,909	$511,679,262	4,394,878	$256,081,619
Shares redeemed	(2,378,908)	$(174,396,256)	(1,640,608)	$(79,540,354)	(7,415,421)	$(519,019,207)	(4,377,873)	$(247,725,188)

Net increase (decrease)	(53,373)	$(2,779,728)	(71,231)	$(1,535,804)	(244,512)	$(7,339,945)	17,005	$8,356,431

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  41

Statements of Changes in Net Assets

	Direxion Monthly		Direxion Monthly
	Emerging Markets Bear 2X Fund		China Bull 2X Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010

Increase (Decrease) in net assets from:
Operations
Net investment loss	$(95,343)	$(120,132)	$(172,817)	$(206,197)
Net realized loss on investments	(2,822,437)	(2,228,829)	(2,142,572)	(218,352)
Change in net unrealized appreciation (depreciation) on investments	(401,819)	37,026	1,519,970	48,749

Net decrease in net assets resulting from operations	(3,319,599)	(2,311,935)	(795,419)	(375,800)

Distributions to shareholders:
Return of capital	(264,380)	(1,035,024)	—	—

Total distributions to shareholders	(264,380)	(1,035,024)	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change in capital share transactions (a)	6,869,404	8,544,405	(3,447,696)	(2,886,539)

Total increase (decrease) in net assets from capital share transactions	6,869,404	8,544,405	(3,447,696)	(2,886,539)

Total increase (decrease) in net assets	3,285,425	5,197,446	(4,243,115)	(3,262,339)

Net assets:
Beginning of year	6,783,194	1,585,748	11,190,585	14,452,924

End of year	$10,068,619	$6,783,194	$6,947,470	$11,190,585

Undistributed net investment income, end of year	$—	$—	$—	$—

(a)	Summary of capital share transactions is as follows:

	Direxion Monthly Emerging Markets Bear 2X Fund				Direxion Monthly China Bull 2X Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	August 31, 2011		August 31, 2010		August 31, 2011		August 31, 2010
	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Shares sold	21,513,987	$180,633,765	8,144,577	$121,069,622	3,008,292	$149,791,787	2,176,369	$102,403,728
Shares issued in reinvestment of distributions	22,873	$217,524	62,900	$913,212	—	$—	—	$—
Shares redeemed	(20,925,609)	$(173,981,885)	(7,743,569)	$(113,438,429)	(3,099,884)	$(153,239,483)	(2,246,048)	$(105,290,267)

Net increase (decrease)	611,251	$6,869,404	463,908	$8,544,405	(91,592)	$(3,447,696)	(69,679)	$(2,886,539)

The accompanying notes are an integral part of these financial statements.
42  DIREXION ANNUAL REPORT

Statement of Changes in Net Assets

	U.S. Government Money Market Fund
	Year Ended	Year Ended
	August 31, 2011	August 31, 2010

Increase (Decrease) in net assets from:
Operations
Net investment income	$16,485	$27,591
Net realized gain (loss) on investments	—	—
Change in net unrealized appreciation (depreciation) on investments	—	—

Net increase in net assets resulting from operations	16,485	27,591

Distributions to shareholders:
Net investment income	(32,003)	(27,591)

Total distributions to shareholders	(32,003)	(27,591)

Capital share transactions:
Net increase (decrease) in net assets resulting from net change in capital share transactions (a)	(40,626,953)	11,386,097

Total increase (decrease) in net assets from capital share transactions	(40,626,953)	11,386,097

Total increase (decrease) in net assets	(40,642,471)	11,386,097

Net assets:
Beginning of year	60,740,646	49,354,549

End of year	$20,098,175	$60,740,646

Undistributed net investment income, end of year	$591	$15,518

(a)	Summary of capital share transactions is as follows:

	U.S. Government Money Market Fund
	Year Ended		Year Ended
	August 31, 2011		August 31, 2010
	Shares	Value	Shares	Value

Shares sold	410,148,612	$410,164,130	409,192,807	$409,192,807
Shares issued in reinvestment of distributions	25,220	$25,220	21,168	$21,168
Shares redeemed	(450,816,299)	$(450,816,303)	(397,827,874)	$(397,827,878)

Net increase (decrease)	(40,642,467)	$(40,626,953)	11,386,101	$11,386,097

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  43

Financial Highlights

												RATIOS TO AVERAGE NET ASSETS
																Net
			Net Realized	Net Increase												Investment
	Net Asset	Net	and	(Decrease)	Dividends	Distributions			Net Asset		Net Assets,					Income (Loss)
	Value,	Investment	Unrealized	in Net Asset	from Net	from	Return		Value,		End of	Including Short Dividends		Excluding Short Dividends		After Expense	Portfolio
	Beginning	Income	Gain (Loss)	Value Resulting	Investment	Realized	of Capital	Total	End of	Total	Year/Period	Total	Net	Total	Net	Reimbursement/	Turnover
	of Year/Period	(Loss)[2]	on Investments	from Operations	Income	Capital Gains	Distribution	Distributions	Year/Period	Return[3]	(,000)	Expenses[1]	Expenses[1]	Expenses[1]	Expenses[1]	Recoupment[1]	Rate[4]

Direxion Monthly Small Cap Bull 2X Fund
Year Ended August 31, 2011	$26.78	$(0.81)	$12.00	$11.19	$—	$—	$—	$—	$37.97	41.78%	$9,005	—	—	1.90%	1.90%	(1.84%)	0%
Year ended August 31, 2010	24.54	(0.57)	2.81	2.24	—	—	—	—	26.78	9.13%	6,510	—	—	1.90%	1.90%	(1.80%)	0%
Year ended August 31, 2009	80.66	(0.25)	(55.87)	(56.12)	—	—	—	—	24.54	(69.58%)	14,559	—	—	2.16%	1.89%	(1.31%)	0%
Year ended August 31, 2008	120.08	1.10	(31.22)	(30.12)	(9.30)	—	—	(9.30)	80.66	(26.31%)	5,653	—	—	2.50%	1.75%	1.24%	723%
Year ended August 31, 2007	106.88	3.60	9.60	13.20	—	—	—	—	120.08	12.33%	3,561	—	—	3.19%	1.75%	2.76%	535%
Direxion Monthly Small Cap Bear 2X Fund
Year Ended August 31, 2011	20.84	(0.22)	(8.68)	(8.90)	—	—	—	—	11.94	(42.71%)	7,840	—	—	1.90%	1.88%	(1.80%)[5]	0%
Year ended August 31, 2010	29.50	(0.35)	(8.31)	(8.66)	—	—	—	—	20.84	(29.36%)	32,297	—	—	1.90%	1.90%	(1.78%)	0%
Year ended August 31, 2009	102.00	(0.80)	(2.50)	(3.30)	(8.20)	—	(61.00)	(69.20)	29.50	(48.97%)	5,055	—	—	2.20%	1.86%	(1.18%)	0%
Year ended August 31, 2008	116.10	1.70	(11.60)	(9.90)	(4.20)	—	—	(4.20)	102.00	(8.95%)	13,365	—	—	2.27%	1.75%	1.39%	0%
Year ended August 31, 2007	151.20	3.90	(39.00)	(35.10)	—	—	—	—	116.10	(23.21%)	29,669	—	—	2.15%	1.75%	3.25%	0%
Direxion Monthly 10 Year Note Bull 2X Fund
Year Ended August 31, 2011	31.57	(0.51)	2.29	1.78	—	(2.04)	—	(2.04)	31.31	7.07%	32,413	—	—	1.90%	1.90%	(1.83%)	0%
Year ended August 31, 2010	27.36	(0.44)	5.57	5.13	—	(0.92)	—	(0.92)	31.57	19.41%	36,457	—	—	1.90%	1.90%	(1.63%)	1,445%
Year ended August 31, 2009	24.14	0.23	2.99	3.22	—	—	—	—	27.36	13.34%	24,451	—	—	1.73%	1.77%	0.88%	2,327%
Year ended August 31, 2008	20.12	0.40	4.35	4.75	(0.11)	(0.62)	—	(0.73)	24.14	24.07%	28,555	—	—	1.77%	1.75%	1.70%	2,086%
Year ended August 31, 2007	18.73	0.62 [6]	0.77	1.39	—	—	—	—	20.12	7.42%	8,215	8.80%	7.48%	3.07%	1.75%	3.20%[7]	1,083%
Direxion Monthly 10 Year Note Bear 2X Fund
Year Ended August 31, 2011	8.27	(0.16)	(1.11)	(1.27)	—	—	—	—	7.00	(15.36%)	17,034	—	—	1.90%	1.90%	(1.83%)	0%
Year ended August 31, 2010	10.89	(0.20)[8]	(2.42)	(2.62)	—	—	—	—	8.27	(24.06%)	16,024	2.04%	2.04%	1.90%	1.90%	(1.94%)[9]	0%
Year ended August 31, 2009	13.82	(0.76)[8]	(2.17)	(2.93)	—	—	—	—	10.89	(21.20%)	15,721	7.23%	7.18%	1.85%	1.80%	(6.78%)[9]	0%
Year ended August 31, 2008	17.57	(0.31)[8]	(3.26)	(3.57)	(0.04)	—	(0.14)	(0.18)	13.82	(20.46%)	37,471	8.02%	7.88%	1.89%	1.75%	(2.09%)[9]	0%
Year ended August 31, 2007	18.87	0.44 [8]	(1.03)	(0.59)	(0.21)	(0.50)	—	(0.71)	17.57	(3.27%)	5,794	11.92%	11.40%	2.27%	1.75%	2.37%[9]	0%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment to take advantage of anticipated changes in market conditions.
[5]	Net investment income (loss) ratio before expense reimbursement/recoupment for the year ended August 31, 2011 was (1.82%).
[6]	Net investment income (loss) before interest on short positions for the years ended August 31, 2007 was $1.73.
[7]	Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the year ended August 31, 2007 was 8.93%.
[8]	Net investment income (loss) before interest on short positions for the years ended August 31, 2010, 2009, 2008 and 2007 were $(0.18), $0.05, $0.59 and $2.25, respectively.
[9]	Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the years ended August 31, 2010, 2009, 2008 and 2007 were (1.81%), (1.40%), 4.04% and 12.02%, respectively.

44  DIREXION ANNUAL REPORT

Financial Highlights

												RATIOS TO AVERAGE NET ASSETS
																Net
			Net Realized	Net Increase												Investment
	Net Asset	Net	and	(Decrease)	Dividends	Distributions			Net Asset		Net Assets,					Income (Loss)
	Value,	Investment	Unrealized	in Net Asset	from Net	from	Return		Value,		End of	Including Short Dividends		Excluding Short Dividends		After Expense	Portfolio
	Beginning	Income	Gain (Loss)	Value Resulting	Investment	Realized	of Capital	Total	End of	Total	Year/Period	Total	Net	Total	Net	Reimbursement/	Turnover
	of Year/Period	(Loss)[2]	on Investments	from Operations	Income	Capital Gains	Distribution	Distributions	Year/Period	Return[3]	(,000)	Expenses[1]	Expenses[1]	Expenses[1]	Expenses[1]	Recoupment[1]	Rate[4]

Dynamic HY Bond Fund
Year Ended August 31, 2011	$14.07	$0.35	$0.41	$0.76	$(0.90)	$—	$—	$(0.90)	$13.93	5.48%[5]	$5,552	—	—	1.86%	1.84%	2.34%[6]	995%
Year ended August 31, 2010	13.53	(0.26)	1.45	1.19	(0.65)	—	—	(0.65)	14.07	8.82%	7,708	—	—	1.85%	1.85%	(1.74%)	0%
Year ended August 31, 2009	16.38	(0.17)[7]	(1.57)	(1.74)	(1.11)	—	—	(1.11)	13.53	(10.73%)	29,206	1.75%	1.73%	1.75%	1.73%	(1.24%)[8]	889%
Year ended August 31, 2008	18.67	0.32	(1.38)	(1.06)	(1.23)	—	—	(1.23)	16.38	(5.85%)	25,924	—	—	1.74%	1.74%	1.80%	241%
Year ended August 31, 2007	18.16	0.79	0.51	1.30	(0.79)	—	—	(0.79)	18.67	7.24%	76,536	—	—	1.52%	1.52%	4.16%	426%
HY Bear Fund
Year Ended August 31, 2011	15.12	(0.25)	(1.84)	(2.09)	—	—	—	—	13.03	(13.82%)[9]	16,577	—	—	1.90%	1.90%	(1.84%)	0%
Year ended August 31, 2010	17.88	(0.28)	(2.48)	(2.76)	—	—	—	—	15.12	(15.44%)	44,896	—	—	1.90%	1.90%	(1.79%)	0%
Year ended August 31, 2009	18.74	(0.22)	(0.41)	(0.63)	(0.16)	(0.07)	—	(0.23)	17.88	(3.48%)	27,431	—	—	2.04%	1.88%	(1.15%)	0%
Year ended August 31, 2008	19.23	0.25 [10]	0.06	0.31	(0.16)	(0.64)	—	(0.80)	18.74	1.63%	28,754	2.37%	2.26%	1.86%	1.75%	1.31%[11]	0%
Year ended August 31, 2007	19.48	0.66 [10]	(0.79)	(0.13)	(0.12)	—	—	(0.12)	19.23	(0.66%)	26,579	3.18%	3.22%	1.68%	1.72%	3.41%[11]	0%
Direxion Monthly Commodity Bull 2X Fund
Year Ended August 31, 2011	44.09	(1.32)	21.22	19.90	—	—	—	—	63.99	45.13%	27,019	—	—	1.90%	1.90%	(1.84%)	0%
Year ended August 31, 2010	36.85	(0.87)	8.11	7.24	—	—	—	—	44.09	19.65%	20,969	—	—	1.90%	1.90%	(1.80%)	0%
Year ended August 31, 2009	90.21	(0.32)	(53.04)	(53.36)	—	—	—	—	36.85	(59.15%)	20,152	—	—	1.96%	1.88%	1.07%	30%
Year ended August 31, 2008	96.06	0.39	10.68	11.07	(16.44)	(0.48)	—	(16.92)	90.21	10.93%	43,081	—	—	1.78%	1.75%	0.35%	168%
Year ended August 31, 2007	61.44	1.38	33.24	34.62	—	—	—	—	96.06	56.35%	40,736	—	—	2.06%	1.75%	1.56%	612%
Direxion Monthly Emerging Markets Bull 2X Fund
Year Ended August 31, 2011	54.87	(1.34)	5.96	4.62	—	—	—	—	59.49	8.42%	17,916	—	—	1.90%	1.90%	(1.84%)	0%
Year ended August 31, 2010	45.45	(1.06)	10.48	9.42	—	—	—	—	54.87	20.73%	29,942	—	—	1.90%	1.90%	(1.83%)	241%
Year ended August 31, 2009	106.45	(0.44)	(60.42)	(60.86)	—	—	(0.14)	(0.14)	45.45	(57.08%)	24,028	—	—	1.89%	1.89%	(1.34%)	1,643%
Year ended August 31, 2008	194.45	1.45	(38.75)	(37.30)	(1.80)	(22.15)	(26.75)	(50.70)	106.45	(27.82%)	22,290	—	—	1.75%	1.75%	0.85%	2,796%
Year ended August 31, 2007	125.10	1.55	82.05	83.60	(2.40)	(11.85)	—	(14.25)	194.45	69.47%	44,241	—	—	2.02%	1.75%	0.93%	2,617%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment to take advantage of anticipated changes in market conditions.
[5]	The Adviser made a contribution due to tracking error. If the contribution had not been made, the total return would have been 0.08% lower.
[6]	Net investment income (loss) ratio before expense reimbursement/recoupment for the year ended August 31, 2011 was 2.32%.
[7]	Net investment income (loss) before interest on short positions for the year ended August 31, 2009 was $(0.17).
[8]	Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the year ended August 31, 2009 was (1.24)%.
[9]	The Adviser made a contribution due to tracking error. If the contribution had not been made, the total return would have been 0.14% lower.
[10]	Net investment income (loss) before interest on short positions for the years ended August 31, 2008 and 2007 were $0.35 and $0.94, respectively.
[11]	Net investment income (loss) ratio included interest on short positions. The ratio excluding interest on short positions for the years ended August 31, 2008 and 2007 were 1.83% and 4.96%, respectively.

DIREXION ANNUAL REPORT  45

Financial Highlights

													RATIOS TO AVERAGE NET ASSETS
																	Net
			Net Realized	Net Increase													Investment
	Net Asset	Net	and	(Decrease)	Dividends		Distributions			Net Asset		Net Assets,					Income (Loss)
	Value,	Investment	Unrealized	in Net Asset	from Net		from	Return		Value,		End of	Including Short Dividends		Excluding Short Dividends		After Expense	Portfolio
	Beginning	Income	Gain (Loss)	Value Resulting	Investment		Realized	of Capital	Total	End of	Total	Year/Period	Total	Net	Total	Net	Reimbursement/	Turnover
	of Year/Period	(Loss)[2]	on Investments	from Operations	Income		Capital Gains	Distribution	Distributions	Year/Period	Return[3]	(,000)	Expenses[1]	Expenses[1]	Expenses[1]	Expenses[1]	Recoupment[1]	Rate[4]

Direxion Monthly Emerging Markets Bear 2X Fund
Year Ended August 31, 2011	$12.82	$(0.15)	$(3.31)	$(3.46)	$—		$—	$(0.53)	$(0.53)	$8.83	(27.32%)	$10,069	—	—	1.90%	1.90%	(1.83%)	0%
Year ended August 31, 2010	24.30	(0.27)	(8.42)	(8.69)	—	[6]	—	(2.79)[6]	(2.79)	12.82	(36.74%)	6,783	—	—	2.42%	1.90%	(1.81%)	0%
Year ended August 31, 2009	264.30	(0.80)	(157.50)	(158.30)	—		—	(81.70)	(81.70)	24.30	(83.00%)	1,586	—	—	3.43%	1.84%	(1.32%)	5,062%
Year ended August 31, 2008	286.00	0.90	(22.60)	(21.70)	—		—	—	—	264.30	(7.59%)	9,170	—	—	2.04%	1.75%	1.66%	0%
Year ended August 31, 2007	605.00	13.50	(320.00)	(306.50)	(12.50)		—	—	(12.50)	286.00	(51.25%)	22,589	—	—	2.59%	1.75%	3.49%	0%
Direxion Monthly China Bull 2X Fund
Year Ended August 31, 2011	42.85	(0.93)	(0.94)	(1.87)	—		—	—	—	40.98	(4.36%)	6,947	—	—	1.90%	1.90%	(1.83%)	0%
Year ended August 31, 2010	43.69	(0.88)	0.04	(0.84)	—		—	—	—	42.85	(1.92%)	11,191	—	—	1.90%	1.90%	(1.80%)	0%
Year ended August 31, 2009	100.92	(0.53)	(56.60)	(57.13)	(0.09)		—	(0.01)	(0.10)	43.69	(56.58%)	14,453	—	—	2.14%	1.90%	(1.54%)	3,606%
December 3, 2007[10]to August 31, 2008	240.00	0.48	(139.56)	(139.08)	—		—	—	—	100.92	(57.95%)[2]	6,295	—	—	2.81%	1.75%	0.46%	2,204%[2]
U.S. Government Money Market Fund
Year Ended August 31, 2011	1.00	— [7]	—	— [7]	—	[7]	—	—	— [7]	1.00	0.10%[8]	20,098	—	—	1.20%	0.04%	0.06%[9]	0%
Year ended August 31, 2010	1.00	— [7]	—	— [7]	—	[7]	—	—	— [7]	1.00	0.06%	60,741	—	—	1.20%	0.05%	0.06%	0%
Year ended August 31, 2009	1.00	— [7]	—	— [7]	—	[7]	—	—	— [7]	1.00	0.23%	49,355	—	—	1.29%	0.64%	0.24%	0%
Year ended August 31, 2008	1.00	0.02	—	0.02	(0.02)		—	—	(0.02)	1.00	2.23%	91,270	—	—	1.10%	0.99%	1.91%	0%
Year ended August 31, 2007	1.00	0.04	—	0.04	(0.04)		—	—	(0.04)	1.00	4.14%	48,488	—	—	1.21%	1.18%	4.06%	0%

[1]	Annualized.
[2]	Not annualized.
[3]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[4]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[5]	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment to take advantage of anticipated changes in market conditions.
[6]	The per share return of capital distribution amount was erroneously classified as a distribution from net investment income in the August 31, 2010 report. This reclassification has no impact to the Fund and was properly reflected in all other parts of the report.
[7]	Amount is less than $0.01 per share.
[8]	The Adviser made a capital contribution into the Fund. If the contribution had not been made, the total return would have been 0.05% lower.
[9]	Net investment income (loss) ratio before expense reimbursement/recoupment for the year ended August 31, 2011 was (1.10%).
[10]	Commencement of operations.

46  DIREXION ANNUAL REPORT

Direxion Funds
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2011

1.	ORGANIZATION

Direxion Funds (the “Trust”) was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 30 series of which 11 are included in this report: Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 10 Year Note Bull 2X Fund, Direxion Monthly 10 Year Note Bear 2X Fund, Dynamic HY Bond Fund, HY Bear Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly Emerging Markets Bear 2X Fund, Direxion Monthly China Bull 2X Fund, and the U.S. Government Money Market Fund (each a “Fund” and collectively, the “Funds”). Each Fund (other than the U.S. Government Money Market Fund) is a non-diversified series of the Trust pursuant to the 1940 Act. The 11 Funds included in this report offer only Investor Class of shares.

With exception of the Dynamic HY Bond Fund, HY Bear Fund and U.S. Government Money Market Fund, the Funds’ investment objectives are to seek monthly investment results, before fees and expenses, that correspond to the calendar month performance of a particular index or benchmark. The Funds with the word “Bull” in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word “Bear” in their name (with the exception of the HY Bear Fund) attempt to provide investment results that correlate negatively to the return of an index or benchmark.

		Monthly
Fund	Index or Benchmark	Target
Direxion Monthly Small Cap Bull 2X Fund Direxion Monthly Small Cap Bear 2X Fund	Russell 2000 Index	200	% -200%

Direxion Monthly 10 Year Note Bull 2X Fund Direxion Monthly 10 Year Note Bear 2X Fund	NYSE Current 10-Year Note Treasury Index	200	% -200%

Direxion Monthly Commodity Bull 2X Fund	Morgan Stanley Commodity Related Index	200%

Direxion Monthly Emerging Markets Bull 2X Fund Direxion Monthly Emerging Markets Bear 2X Fund	MSCI Emerging Markets Index	200	% -200%

Direxion Monthly China Bull 2X Fund	FTSE/Xinhua China 25 Index	200%

The Dynamic HY Bond Fund seeks to maximize total return (income plus capital appreciation) by investing primarily in high-yield debt instruments, commonly referred to as “junk bonds”, and derivatives of such instruments, including derivatives which isolate the credit component of such junk bonds and do not provide general interest rate exposure. The HY Bear Fund seeks to profit from a decline in the value of lower-quality debt instruments, including junk bonds, by creating short positions in such instruments and derivatives of such instruments, including derivatives which isolate the credit component of such junk bonds and do not provide general interest rate exposure. The U.S. Government Money Market Fund seeks to provide security of principal, current income and liquidity.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by a Fund will be determined as of the time a Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). Equity securities and exchange-traded funds are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Investments in open-end mutual funds are valued at their respective quoted net asset values on the valuation dates. Futures are valued at the settlement price established on the exchange on

DIREXION ANNUAL REPORT  47

which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Over-the-counter securities are valued at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available. Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by using the mean prices provided by the Fund’s pricing service or, if such services are unavailable, by a pricing matrix method. Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Fund’s pricing service provides valuation that in the judgment of Rafferty Asset Management, LLC (the “Adviser”) does not represent fair value, or the Fund or Adviser believes the market price is stale will be fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – Each Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Funds were not invested in repurchase agreements at August 31, 2011.

c) Swap Contracts – Each Fund, other than the U.S. Government Money Market Fund, may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). The Funds enter into master netting agreements with the counterparty. These agreements calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund.) However, the Funds do not offset the fair value amounts of the swap contract and the related collateral in the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements. The Funds were invested in equity swap contracts at August 31, 2011.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

Each Fund, other than the U.S. Government Money Market Fund, may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest

48  DIREXION ANNUAL REPORT

rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

The Funds collateralize swap agreements with cash and certain securities as indicated on the Schedule of Investments of each of the Funds, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Funds. The Funds do not net collateral. In the event of a default by the counterparty, the Funds will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Funds are regularly collateralized either directly with the Funds or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty to the extent that posted collateral is insufficient. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Adviser. The financial statements of these counterparties are available by accessing the SEC’s website, at www.sec.gov.

The Dynamic HY Bond Fund and HY Bear Fund may enter into credit default swaps. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event a credit event occurs, typically a default by a corporate issuer on its debt obligation. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. The stream of payments includes any up-front payments paid or received by the Fund and interest associated with the agreement. Up-front payments compensate for differences between the stated terms of the agreement and the prevailing market conditions and are recorded as realized gain or loss ratably over the term of the swap. The interest associated with the agreement is recognized as unrealized gain or loss until the swap is sold or expires, at which point the cumulative stream of payments is recognized as a component of realized gain or loss. A credit index consists of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset based securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The

DIREXION ANNUAL REPORT  49

composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds because entering into credit default swaps on indices is less expensive than buying many credit default swaps. Credit default swaps on indices are benchmarks for protecting investors owning bonds against defaults, and traders use them to speculate on changes in credit quality of bonds. The Dynamic HY Bond Fund and HY Bear Fund were not invested in credit default swap contracts at August 31, 2011.

The Funds follow authoritative standards of accounting for and disclosure of credit derivatives, including credit default swap agreements. These disclosure requirements include (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, (iv) the nature of any recourse provisions and assets held either as collateral or by third parties, and (v) the current status of the payment risk of the credit derivative.

d) Short Positions – The Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 10 Year Note Bear 2X Fund, Dynamic HY Bond Fund, HY Bear Fund and Direxion Monthly Emerging Markets Bear 2X Fund may engage in short sale transactions. The Direxion Monthly Small Cap Bull 2X Fund can only engage in short sales “against the box”. In this instance a security can only be sold short if a long position is held on the same security. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of short securities may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Funds held no securities sold short at August 31, 2011.

e) Stock Index Futures Contracts and Options on Futures Contracts – Each Fund, other than the U.S. Government Money Market Fund, may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Funds were not invested in futures contracts at August 31, 2011.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in options or options on futures contracts at August 31, 2011.

g) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in

50  DIREXION ANNUAL REPORT

currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

h) Security Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

i) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income. No provision for federal income taxes has been made.

j) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund’s respective daily net assets. For additional discussion on expenses refer to Note 4.

k) Distributions to Shareholders – Each Fund, other than the U.S. Government Money Market Fund, generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. The U.S. Government Money Market Fund ordinarily will declare dividends from net investment income on a daily basis and distribute those dividends monthly. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions during the years ended August 31, 2011 and August 31, 2010 were as follows:

	Direxion Monthly		Direxion Monthly		Direxion Monthly
	Small Cap Bull 2X Fund		Small Cap Bear 2X Fund		10 Year Note Bull 2X Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2011	2010	2011	2010	2011	2010

Distributions paid from:
Ordinary Income	$—	$—	$—	$—	$1,824,320	$732,447
Long-Term Capital Gains	—	—	—	—	41,945	39,313
Return of Capital	—	—	—	—	—	—

Total Distributions paid	$—	$—	$—	$—	$1,866,265	$771,760

	Direxion Monthly
	10 Year Note Bear 2X Fund		Dynamic HY Bond Fund		HY Bear Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2011	2010	2011	2010	2011	2010

Distributions paid from:
Ordinary Income	$—	$—	$5,101,501	$641,296	$—	$—
Long-Term Capital Gains	—	—	—	—	—	—
Return of Capital	—	—	—	—	—	—

Total Distributions paid	$—	$—	$5,101,501	$641,296	$—	$—

DIREXION ANNUAL REPORT  51

			Direxion Monthly
	Direxion Monthly		Emerging Markets Bull		Direxion Monthly
	Commodity Bull 2X Fund		2X Fund		Emerging Markets Bear 2X Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2011	2010	2011	2010	2011	2010

Distributions paid from:
Ordinary Income	$—	$—	$—	$—	$—	$—
Long-Term Capital Gains	—	—	—	—	—	—
Return of Capital	—	—	—	—	264,380	1,035,024

Total Distributions paid	$—	$—	$—	$—	$264,380	$1,035,024

	Direxion Monthly		U.S. Government
	China Bull 2X Fund		Money Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,
	2011	2010	2011	2010

Distributions paid from:
Ordinary Income	$—	$—	$32,003	$27,591
Long-Term Capital Gains	—	—	—	—
Return of Capital	—	—	—	—

Total Distributions paid	$—	$—	$32,003	$27,591

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2011. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

As of August 31, 2011, the components of distributable earnings of the Funds on a tax basis were as follows:

	Direxion Monthly	Direxion Monthly	Direxion Monthly	Direxion Monthly
	Small Cap	Small Cap	10 Year Note	10 Year Note	Dynamic HY	HY
	Bull 2X Fund	Bear 2X Fund	Bull 2X Fund	Bear 2X Fund	Bond Fund	Bear Fund

Tax cost of investments	$—	$—	$—	$—	$5,457,732	$—
Gross unrealized appreciation	—	—	—	—	68,966	—
Gross unrealized depreciation	—	—	—	—	(792,069)	—

Net unrealized appreciation/ (depreciation)	$—	$—	$—	$—	$(723,103)	$—

Undistributed ordinary income	—	—	—	—	—	—
Undistributed long-term capital gain	—	—	—	—	—	—

Total distributable earnings	—	—	—	—	—	—

Other accumulated losses	(7,492,038)	(50,282,711)	(449,104)	(16,948,899)	(10,026,177)	(7,609,785)

Total accumulated earnings/(losses)	$(7,492,038)	$(50,282,711)	$(449,104)	$(16,948,899)	$(10,749,280)	$(7,609,785)

52  DIREXION ANNUAL REPORT

	Direxion Monthly	Direxion Monthly	Direxion Monthly	Direxion Monthly	U.S. Government
	Commodity	Emerging Markets	Emerging Markets	China	Money
	Bull 2X Fund	Bull 2X Fund	Bear 2X Fund	Bull 2X Fund	Market Fund

Tax cost of investments	$—	$—	$—	$—	$21,421,964
Gross unrealized appreciation	—	—	—	—	—
Gross unrealized depreciation	—	—	—	—	—

Net unrealized appreciation/ (depreciation)	$—	$—	$—	$—	$—

Undistributed ordinary income	—	—	—	—	591
Undistributed long-term capital gain	—	—	—	—	—

Total distributable earnings	—	—	—	—	591

Other accumulated losses	(21,410,236)	(35,878,532)	(21,313,848)	(7,959,957)	(627)

Total accumulated earnings/(losses)	$(21,410,236)	$(35,878,532)	$(21,313,848)	$(7,959,957)	$(36)

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/ (loss) is generally comprised of capital loss carryforwards, post-October capital loss deferrals and/or unrealized gain/ (loss) on derivative positions.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income and realized gain and losses under GAAP and tax reporting:

	Net Investment	Realized	Capital
	Income (Loss)	Gain (Loss)	Stock

Direxion Monthly Small Cap Bull 2X Fund	$232,952	$11,385,015	$(11,617,967)
Direxion Monthly Small Cap Bear 2X Fund	231,656	—	(231,656)
Direxion Monthly 10 Year Note Bull 2X Fund	487,256	(261,868)	(225,388)
Direxion Monthly 10 Year Note Bear 2X Fund	487,727	—	(487,727)
Dynamic HY Bond Fund	241,201	(406,002)	164,801
HY Bear Fund	376,140	423,103	(799,243)
Direxion Monthly Commodity Bull 2X Fund	821,172	—	(821,172)
Direxion Monthly Emerging Markets Bull 2X Fund	875,356	—	(875,356)
Direxion Monthly Emerging Markets Bear 2X Fund	359,723	—	(359,723)
Direxion Monthly China Bull 2X Fund	172,817	—	(172,817)
U.S. Government Money Market Fund	591	377	(968)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to expired capital loss carryforwards, net operating losses, swap contract adjustments, and dividends on redemptions adjustments with differing book and tax methods.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve-month period ending October 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year any net capital losses incurred between November 1 and the end of their fiscal year, August 31, 2011.

DIREXION ANNUAL REPORT  53

At August 31, 2011, the following funds deferred, on a tax basis, post-October losses of:

Post October
Capital Loss Deferred

Direxion Monthly Small Cap Bull 2X Fund	$—
Direxion Monthly Small Cap Bear 2X Fund	11,329,210
Direxion Monthly 10 Year Note Bull 2X Fund	—
Direxion Monthly 10 Year Note Bear 2X Fund	—
Dynamic HY Bond Fund	10,024,869
HY Bear Fund	1,837,506
Direxion Monthly Commodity Bull 2X Fund	—
Direxion Monthly Emerging Markets Bull 2X Fund	8,249,453
Direxion Monthly Emerging Markets Bear 2X Fund	4,800,172
Direxion Monthly China Bull 2X Fund	—
U.S. Government Money Market Fund	—

At August 31, 2011 the following funds had capital loss carryforwards on a tax basis of:

	Expires
	8/31/2012	8/31/2013	8/31/2014	8/31/2015	8/31/2016	8/31/2017	8/31/2018	8/31/2019	Total

Direxion Monthly Small Cap Bull 2X Fund	$—	$—	$—	$—	$310,769	$—	$—	$—	$310,769
Direxion Monthly Small Cap Bear 2X Fund	8,346,591	4,667,388	883,969	5,310,686	6,570,886	—	3,873,693	5,087,146	34,740,359
Direxion Monthly 10 Year Note Bull 2X Fund	—	—	—	—	—	—	—	—	—
Direxion Monthly 10 Year Note Bear 2X Fund	—	—	—	—	941,855	2,717,991	1,976,123	—	5,635,969
Dynamic HY Bond Fund	—	—	—	—	—	—	—	—	—
HY Bear Fund	—	—	—	—	—	—	1,308,090	3,132,038	4,440,128
Direxion Monthly Commodity Bull 2X Fund	—	—	—	—	—	—	9,895,898	—	9,895,898
Direxion Monthly Emerging Markets Bull 2X Fund	—	—	—	—	—	6,688,903	1,727,140	—	8,416,043
Direxion Monthly Emerging Markets Bear 2X Fund	—	—	—	—	10,754,148	—	1,854,772	147,792	12,756,712
Direxion Monthly China Bull 2X Fund	—	—	—	—	—	1,208,734	—	—	1,208,734
U.S. Government Money Market Fund	—	189	356	82	—	—	—	—	627

	8/31/2011

Capital Loss Utilized:
Direxion Monthly Small Cap Bull 2X Fund	$1,294,096
Direxion Monthly 10 Year Note Bear 2X Fund	1,087,704
Dynamic HY Bond Fund	1,285,594
Direxion Monthly Commodity Bull 2X Fund	14,327,259
Direxion Monthly Emerging Markets Bull 2X Fund	2,302,984
Direxion Monthly China Bull 2X Fund	533,337
Capital Loss Expired:
Direxion Monthly Small Cap Bull 2X Fund	$11,385,015
U.S. Government Money Market Fund	377

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds’ financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position take or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2011, open Federal and state income tax years include the tax years ended August 31, 2008, August 31, 2009, August 31, 2010 and August 31, 2011. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

54  DIREXION ANNUAL REPORT

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

l) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

m) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

During the year ended August 31, 2011, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) were:

	Purchases	Sales

Direxion Monthly Small Cap Bull 2X Fund	$—	$—
Direxion Monthly Small Cap Bear 2X Fund	—	—
Direxion Monthly 10 Year Note Bull 2X Fund	—	—
Direxion Monthly 10 Year Note Bear 2X Fund	—	—
Dynamic HY Bond Fund	962,572,102	946,849,794
HY Bear Fund	—	—
Direxion Monthly Commodity Bull 2X Fund	—	—
Direxion Monthly Emerging Markets Bull 2X Fund	—	—
Direxion Monthly Emerging Markets Bear 2X Fund	—	—
Direxion Monthly China Bull 2X Fund	—	—
U.S. Government Money Market Fund	—	—

The Funds had no purchases and sales of long-term U.S. Government securities during the year ended August 31, 2011.

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser receives a fee, computed daily and payable monthly, applied to each Fund’s average daily net assets at the annual rates presented below:

DIREXION ANNUAL REPORT  55

Direxion Monthly Small Cap Bull 2X Fund	0.75%
Direxion Monthly Small Cap Bear 2X Fund	0.75%
Direxion Monthly 10 Year Note Bull 2X Fund	0.75%
Direxion Monthly 10 Year Note Bear 2X Fund	0.75%
Dynamic HY Bond Fund	0.75%
HY Bear Fund	0.75%
Direxion Monthly Commodity Bull 2X Fund	0.75%
Direxion Monthly Emerging Markets Bull 2X Fund	0.75%
Direxion Monthly Emerging Markets Bear 2X Fund	0.75%
Direxion Monthly China Bull 2X Fund	0.75%
U.S. Government Money Market Fund	0.50%

Operating Services Agreement: The Funds have entered into an Operating Services Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds.

In consideration for the services rendered pursuant to the Agreement, the Funds will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee. The monthly fee is calculated on an annualized basis on the average net assets of each Fund and the below amount:

Direxion Monthly Small Cap Bull 2X Fund	0.65%
Direxion Monthly Small Cap Bear 2X Fund	0.65%
Direxion Monthly 10 Year Note Bull 2X Fund	0.65%
Direxion Monthly 10 Year Note Bear 2X Fund	0.65%
Dynamic HY Bond Fund	0.60%
HY Bear Fund	0.65%
Direxion Monthly Commodity Bull 2X Fund	0.65%
Direxion Monthly Emerging Markets Bull 2X Fund	0.65%
Direxion Monthly Emerging Markets Bear 2X Fund	0.65%
Direxion Monthly China Bull 2X Fund	0.65%
U.S. Government Money Market Fund	0.45%

Under the Agreement, the Adviser may continue to reimburse expenses of the U.S. Government Money Market Fund in order to maintain a positive yield to its investors, which is necessitated by the overall decline of yields of the underlying securities of the U.S. Government Money Market Fund. The Adviser is able to recover these waived expenses for the three previous years if the yield provided to its investors maintains a level of 0.50%. Expenses of the U.S. Government Money Market Fund reimbursed by the Adviser subject to potential recovery:

Expiring in:	Amount

2012	$96,666
2013	$496,533
2014	$347,143

Total	$940,342

Distribution Expenses: Shares of the Funds, except for shares of the Dynamic HY Bond Fund, HY Bear Fund and U.S. Government Money Market Fund, are subject to an annual 12b-1 fee of up to 1.00% of a Fund’s average daily net assets. The Dynamic HY Bond Fund and HY Bear Fund are subject to an annual Rule 12b-1 fee of up to 0.40% of the Fund’s average daily net assets. The U.S. Government Money Market Fund is not authorized to pay 12b-1 fees. The Funds, except the U.S. Government Money Market Fund, currently pay a 12b-1 fee of 0.25% of the Fund’s average daily net assets.

56  DIREXION ANNUAL REPORT

Shareholder Servicing Fees: The Board of Trustees has also authorized each Fund’s shares to pay a shareholder servicing fee of 0.25% of each Fund’s average daily net assets. The Trust, on behalf of each Fund, pays the fee to financial institutions and other persons who provide services and maintain shareholder accounts.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Funds and acts as the Funds’ distributor in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser.

During the year ended August 31, 2011, the Adviser contributed $3,011 to Dynamic HY Bond Fund and $18,587 to HY Bear Fund. These contributions were made so that these Funds could more closely track the performance of their respective benchmarks. These contributions are reflected on the Statements of Operations as Contributions from Affiliates and the effect of these contributions is presented on the Financial Highlights. Additionally, the Adviser made a capital contribution to the U.S. Government Money Market Fund for $15,518. This contribution was used to fund the distribution of prior year’s income to the shareholder of the Fund. This contribution is reflected on the Statement of Changes as a capital share transaction and the effect of this contribution is presented in the Financial Highlights. The Adviser also voluntarily reimbursed expenses of $41,024 in the Dynamic HY Bond Fund. This reimbursement is reflected on the statement of operations as reimbursement of expenses from Adviser. The Adviser can not recover those expenses.

5.	VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities
Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The follow is a summary of the inputs used to value the Funds’ net assets as of August 31, 2011:

	Direxion Monthly Small Cap Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total

Other Financial Instruments*	$—	$(8,977)	$—	$(8,977)

	Direxion Monthly Small Cap Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total

Other Financial Instruments*	$—	$(647,025)	$—	$(647,025)

	Direxion Monthly 10 Year Note Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total

Other Financial Instruments*	$—	$49,057	$—	$49,057

	Direxion Monthly 10 Year Note Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total

Other Financial Instruments*	$—	$(743,997)	$—	$(743,997)

	Dynamic HY Bond Fund
Asset Class	Level 1	Level 2	Level 3	Total

Investment Companies — Fixed Income	$4,734,629	$—	$—	$4,734,629
Other Financial Instruments*	$—	$(1,307)	$—	$(1,307)

DIREXION ANNUAL REPORT  57

	HY Bear Fund
Asset Class	Level 1	Level 2	Level 3	Total

Other Financial Instruments*	$—	$(370,035)	$—	$(370,035)

	Direxion Monthly Commodity Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total

Other Financial Instruments*	$—	$(6,432,779)	$—	$(6,432,779)

	Direxion Monthly Emerging Markets Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total

Other Financial Instruments*	$—	$1,279,876	$—	$1,279,876

	Direxion Monthly Emerging Markets Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total

Other Financial Instruments*	$—	$(289,024)	$—	$(289,024)

	Direxion Monthly China Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total

Other Financial Instruments*	$—	$241,205	$—	$241,205

	U.S. Government Money Market Fund
Asset Class	Level 1	Level 2	Level 3	Total

Short-Term Investments	$21,421,964	$—	$—	$21,421,964

For further detail on each asset class, see Schedule of Investments.

*	Other financial instruments include swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

There were no significant transfers between Level 1 and Level 2 securities during the year ended August 31, 2011.

6.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments which establish disclosure requirement for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of August 31, 2011, the Funds were invested in equity swap contracts.

At August 31, 2011, the fair value of derivatives instruments were as follows:

Asset derivatives[1]

		Interest rate risk	Commodities risk	Credit risk	Equity risk	Total

Direxion Monthly 10 Year	Swap contracts	$49,057	$—	$—	$—	$49,057

Note Bull 2X Fund	Total	$49,057	$—	$—	$—	$49,057

Direxion Monthly Commodity	Swap contracts	$—	$—	$—	$312,363	$312,363

Bull 2X Fund	Total	$—	$—	$—	$312,363	$312,363

Direxion Monthly Emerging	Swap contracts	$—	$—	$—	$1,295,550	$1,295,550

Markets Bull 2X Fund	Total	$—	$—	$—	$1,295,550	$1,295,550

Direxion Monthly China	Swap contracts	$—	$—	$—	$241,205	$241,205

Bull 2X Fund	Total	$—	$—	$—	$241,205	$241,205

[1]	Statement of Assets and Liabilities location: Unrealized appreciation on swaps.

58  DIREXION ANNUAL REPORT

Liability derivatives[1]

		Interest rate risk	Commodities risk	Credit risk	Equity risk	Total

Direxion Monthly Small Cap	Swap contracts	$—	$—	$—	$8,977	$8,977

Bull 2X Fund	Total	$—	$—	$—	$8,977	$8,977

Direxion Monthly Small Cap	Swap contracts	$—	$—	$—	$647,025	$647,025

Bear 2X Fund	Total	$—	$—	$—	$647,025	$647,025

Direxion Monthly 10 Year Note	Swap contracts	$743,997	$—	$—	$—	$743,997

Bear 2X Fund	Total	$743,997	$—	$—	$—	$743,997

Dynamic HY Bond Fund	Swap contracts	$—	$—	$1,307	$—	$1,307

	Total	$—	$—	$1,307	$—	$1,307

HY Bear Fund	Swap contracts	$—	$—	$370,035	$—	$370,035

	Total	$—	$—	$370,035	$—	$370,035

Direxion Monthly Commodity	Swap contracts	$—	$6,745,142	$—	$—	$6,745,142

Bull 2X Fund	Total	$—	$6,745,142	$—	$—	$6,745,142

Direxion Monthly Emerging	Swap contracts	$—	$—	$—	$15,674	$15,674

Markets Bull 2X Fund	Total	$—	$—	$—	$15,674	$15,674

Direxion Monthly Emerging	Swap contracts	$—	$—	$—	$289,024	$289,024

Markets Bear 2X Fund	Total	$—	$—	$—	$289,024	$289,024

[1]	Statement of Assets and Liabilities location: Unrealized depreciation on swaps.

Transactions in derivative instruments during the year ended August 31, 2011, were as follows:

		Interest rate risk	Commodities risk	Credit risk	Equity risk	Total

Direxion Monthly Small Cap	Realized gain (loss)[1]
Bull 2X Fund	Swap contracts	$—	$—	$—	$1,487,721	$1,487,721

	Total realized gain (loss)	$—	$—	$—	$1,487,721	$1,487,721

	Change in unrealized appreciation (depreciation)[2]
	Swap contracts	$—	$—	$—	$1,010,966	$1,010,966

	Total change in unrealized appreciation (depreciation)	$—	$—	$—	$1,010,966	$1,010,966

Direxion Monthly Small Cap	Realized gain (loss)[1]
Bear 2X Fund	Swap contracts	$—	$—	$—	$(10,403,682)	$(10,403,682)

	Total realized gain (loss)	$—	$—	$—	$(10,403,682)	$(10,403,682)

	Change in unrealized appreciation (depreciation)[2]
	Swap contracts	$—	$—	$—	$(1,318,898)	$(1,318,898)

	Total change in unrealized appreciation (depreciation)	$—	$—	$—	$(1,318,898)	$(1,318,898)

Direxion Monthly 10 Year Note	Realized gain (loss)[1]
Bull 2X Fund	Swap contracts	$(214,751)	$—	$—	$—	$(214,751)

	Total realized gain (loss)	$(214,751)	$—	$—	$—	$(214,751)

	Change in unrealized appreciation (depreciation)[2]
	Swap contracts	$(562,542)	$—	$—	$—	$(562,542)

	Total change in unrealized appreciation (depreciation)	$(562,542)	$—	$—	$—	$(562,542)

Direxion Monthly 10 Year Note	Realized gain (loss)[1]
Bear 2X Fund	Swap contracts	$(3,682,466)	$—	$—	$—	$(3,682,466)

	Total realized gain (loss)	$(3,682,466)	$—	$—	$—	$(3,682,466)

	Change in unrealized appreciation (depreciation)[2]
	Swap contracts	$172,302	$—	$—	$—	$172,302

	Total change in unrealized appreciation (depreciation)	$172,302	$—	$—	$—	$172,302

DIREXION ANNUAL REPORT  59

		Interest rate risk	Commodities risk	Credit risk	Equity risk	Total

Dynamic HY Bond Fund	Realized gain (loss)[1]
	Futures contracts	$—	$—	$—	$769,915	$769,915
	Swap contracts	—	—	853,414	—	853,414

	Total realized gain (loss)	$—	$—	$853,414	$769,915	$1,623,329

	Change in unrealized appreciation (depreciation)[2]
	Futures contracts	$—	$—	$—	$(245)	$(245)
	Swap contracts	—	—	47,992	—	47,992

	Total change in unrealized appreciation (depreciation)	$—	$—	$47,992	$(245)	$47,747

HY Bear Fund	Realized gain (loss)[1]
	Futures contracts	$—	$—	$—	$(159,041)	$(159,041)
	Swap contracts	—	—	(3,488,137)	—	(3,488,137)

	Total realized gain (loss)	$—	$—	$(3,488,137)	$(159,041)	$(3,647,178)

	Change in unrealized appreciation (depreciation)[2]
	Futures contracts	$—	$—	$—	$(52,081)	$(52,081)
	Swap contracts	—	—	(406,928)	—	(406,928)

	Total change in unrealized appreciation (depreciation)	$—	$—	$(406,928)	$(52,081)	$(459,009)

Direxion Monthly Commodity	Realized gain (loss)[1]
Bull 2X Fund	Swap contracts	$—	$12,588,640	$—	$—	$12,588,640

	Total realized gain (loss)	$—	$12,588,640	$—	$—	$12,588,640

	Change in unrealized appreciation (depreciation)[2]
	Swap contracts	$—	$(2,937,558)	$—	$—	$(2,937,558)

	Total change in unrealized appreciation (depreciation)	$—	$(2,937,558)	$—	$—	$(2,937,558)

Direxion Monthly Emerging	Realized gain (loss)[1]
Markets Bull 2X Fund	Swap contracts	$—	$—	$—	$(7,195,495)	$(7,195,495)

	Total realized gain (loss)	$—	$—	$—	$(7,195,495)	$(7,195,495)

	Change in unrealized appreciation (depreciation)[2]
	Swap contracts	$—	$—	$—	$3,384,783	$3,384,783

	Total change in unrealized appreciation (depreciation)	$—	$—	$—	$3,384,783	$3,384,783

Direxion Monthly Emerging	Realized gain (loss)[1]
Markets Bear 2X Fund	Swap contracts	$—	$—	$—	$(2,822,437)	$(2,822,437)

	Total realized gain (loss)	$—	$—	$—	$(2,822,437)	$(2,822,437)

	Change in unrealized appreciation (depreciation)[2]
	Swap contracts	$—	$—	$—	$(401,819)	$(401,819)

	Total change in unrealized appreciation (depreciation)	$—	$—	$—	$(401,819)	$(401,819)

Direxion Monthly China	Realized gain (loss)[1]
Bull 2X Fund	Swap contracts	$—	$—	$—	$(2,142,572)	$(2,142,572)

	Total realized gain (loss)	$—	$—	$—	$(2,142,572)	$(2,142,572)

	Change in unrealized appreciation (depreciation)[2]
	Swap contracts	$—	$—	$—	$1,519,970	$1,519,970

	Total change in unrealized appreciation (depreciation)	$—	$—	$—	$1,519,970	$1,519,970

[1]	Statement of Operations location: Net realized gain (loss) on futures and swaps.
[2]	Statement of Operations location: Change in unrealized appreciation (depreciation) on futures and swaps.

60  DIREXION ANNUAL REPORT

For the year ended August 31, 2011, the volume of the derivatives held by the Funds were as follows:

	Quarterly average gross notional amounts
					Credit Default	Credit Default
	Long Futures	Short Futures	Long Equity	Short Equity	Swap Contracts	Swap Contracts
	Contracts	Contracts	Swaps Contracts	Swaps Contracts	Sell Protection	Buy Protection

Direxion Monthly Small Cap Bull 2X Fund	$—	$—	$20,533,608	$—	$—	$—
Direxion Monthly Small Cap Bear 2X Fund	—	—	—	26,903,288	—	—
Direxion Monthly 10 Year Note Bull 2X Fund	—	—	64,142,702	—	—	—
Direxion Monthly 10 Year Note Bear 2X Fund	—	—	—	42,422,517	—	—
Dynamic HY Bond Fund	73,346	—	96,862,893	—	1,090,000	—
HY Bear Fund	—	859,701	—	13,467,493	—	7,240,000
Direxion Monthly Commodity Bull 2X Fund	—	—	80,917,424	—	—	—
Direxion Monthly Emerging Markets Bull 2X Fund	—	—	79,069,462	—	—	—
Direxion Monthly Emerging Markets Bear 2X Fund	—	—	—	13,202,861	—	—
Direxion Monthly China Bull 2X Fund	—	—	19,528,185	—	—	—
U.S. Government Money Market Fund	—	—	—	—	—	—

The Funds, with the exception of the Dynamic HY Bond Fund and the HY Bear Fund, utilize this volume of derivatives in order to obtain leverage in order to meet this investment objectives of 200% (or -200%) calendar month performance of their respective index. The Dynamic HY Bond Fund and the HY Bear Fund utilize derivatives to obtain exposure to high-yield instruments. During the year ended August 31, 2011, the Dynamic HY Bond Fund and HY Bear Fund shifted from investments in credit default swaps and futures contracts to investments in equity swaps.

7.	NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an update to improve disclosure about fair value measurements. This update required additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales must be shown on a gross basis in the Level 3 rollforward rather than as one net number.

The effective date of this guidance is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases and sales on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Funds have disclosed the applicable requirements of the accounting standard in their financial statements.

In April 2011, FASB issued an update intended to improve the accounting for repurchase and other similar agreements. Specifically, the update modifies the criteria for determining when these agreements would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements or footnote disclosures, if any.

In May 2011, FASB issued an update to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards. This update will require reporting entities to discloses the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes

DIREXION ANNUAL REPORT  61

in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the update will require reporting entities to make disclosure about amounts and reason for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of this update and the impact it will have to the financial statements or footnote disclosures, if any.

8.	SUBSEQUENT EVENTS

The Funds follow authoritative standards for accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

The Board of Trustees approved, per management’s recommendation, a reduction in both the Investment Advisory Agreement and the Operating Services Agreement for the Dynamic HY Bond Fund. Effective September 1, 2011, the Dynamic HY Bond Fund will pay the Adviser 0.60% under the Investment Advisory Agreement and will pay 0.50% under the Operating Services Agreement.

62  DIREXION ANNUAL REPORT

Direxion Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Direxion Funds:

We have audited the accompanying statements of assets and liabilities of the Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 10 Year Note Bull 2X Fund, Direxion Monthly 10 Year Note Bear 2X Fund, Dynamic HY Bond Fund, HY Bear Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly Emerging Markets Bear 2X Fund, Direxion Monthly China Bull 2X Fund, and U.S. Government Money Market Fund (eleven of the series of the Direxion Funds) (the “Funds”), including the schedules of investments, as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned eleven of the series of Direxion Funds at August 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 21, 2011

DIREXION ANNUAL REPORT  63

Additional Information
(Unaudited)

For the year ended August 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of dividends declared from ordinary income designated as qualified income was 0% for the Direxion Monthly 10 Year Note Bull 2X Fund, 3.28% for the Dynamic HY Bond Fund and 0% for the U.S. Government Money Market Fund.

For corporate shareholders, the amount of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2011 was 0% for the Direxion Monthly 10 Year Note Bull 2X Fund, 5.53% for the Dynamic HY Bond Fund and 0% for the U.S. Government Money Market Fund.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

64  DIREXION ANNUAL REPORT

Investment Advisory and Subadvisory Agreements Approvals

Provided below is a summary of certain of the factors the Board considered at its August 17, 2011 Board meeting in renewing the Advisory Agreement between Rafferty Asset Management (“Rafferty”) and the Direxion Funds (the “Trust”), on behalf of the Direxion Monthly China Bull 2X Fund, Direxion Monthly Commodity Bull 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly Emerging Markets Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 10 Year Note Bull 2X Fund, Direxion Monthly 10 Year Note Bear 2X Fund, Dynamic HY Bond Fund, HY Bear Fund and U.S. Government Money Market Fund, each a series of the Trust. Each series of the Trust is referred to herein as a “Fund” and collectively as the “Funds.” The Funds directly managed by Rafferty using a leveraged strategy are referred to as the “Leveraged Index Funds.” The Funds directly managed by Rafferty other than the leveraged-index Funds are referred to as the “Non-Leveraged Funds.”

The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement (“Agreement”) and each Trustee may have afforded different weight to the various factors. In determining whether to approve the continuance of the Agreement, the Board considered the best interests of each Fund separately. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise. While the Agreement for all of the Funds was considered at the same Board meeting, the Board considered each Fund’s investment advisory relationship separately.

In each instance, the Board considered, among others, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to Rafferty; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty with other clients (such as pension funds and other institutional investors); and (7) other benefits derived or anticipated to be derived and identified by Rafferty from its relationship with the Funds.

Nature, Extent and Quality of Services Provided.  The Board reviewed the nature, extent and quality of the services provided or to be provided under the Agreement by Rafferty. The Board noted that Rafferty has provided services to the Trust since its inception and has developed an expertise in managing the Funds, particularly those using a leveraged strategy. The Board also noted that Rafferty trades efficiently with low commission schedules, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Funds and meet its expense reimbursement obligations, if any. The Board also considered that Rafferty utilizes the services of an independent compliance consulting firm and that reports from the chief compliance officer are provided to the Board at its regularly scheduled quarterly Board meetings. The Board considered that Rafferty oversees all aspects of the operation of the Funds, including oversight of the Funds’ service providers. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Funds under the Agreement were fair and reasonable.

Performance of the Funds. The Board considered quarterly reports throughout the year related to the performance of the Leveraged Index Funds. In addition, the Board evaluated the performance of the Leveraged Index Funds relative to: (1) performance models for the year-to-date and since-inception periods ended June 30, 2011; and (2) market indices for the year-to-date and since-inception periods ended June 30, 2011. The Board considered Rafferty’s explanation that the Leveraged Index Funds’ performance is more appropriately compared to the models rather than to the market indices. The Board also considered Rafferty’s explanation that the Leveraged Index Funds are difficult to categorize with other Lipper and Morningstar peer group funds because the Leveraged Index Funds seek calendar month investment results that are leveraged and the Lipper and Morningstar peer group funds generally do not.

The Board noted Rafferty’s explanation that the performance of a Leveraged Index Fund and its model typically will differ materially from the performance of the Fund’s benchmark index because the benchmark index’s performance does not reflect the effects of a leveraged investment strategy. In addition, the Board noted Rafferty’s representation that the underperforming Leveraged Index Funds generally underperformed their models due to a combination of factors, most notably: (1) that a Leveraged Index Fund’s performance will be adversely affected by fund expenses and cash flows into and

DIREXION ANNUAL REPORT  65

out of the Fund, which are not factors that impact the performance of the Funds’ models and benchmark indices; (2) tracking differences between the futures contracts held by certain of the Leveraged Index Funds and the securities included in their benchmark indices; and (3) price deviations between the time when Rafferty rebalanced the Leveraged Index Funds’ portfolios and the close of the markets. The Board noted that the Funds’ models are not affected by these price deviations.

The Board also evaluated the performance of each Non-Leveraged Fund relative to: (1) its benchmark index for year-to-date, one-year and since inception periods ended June 30, 2011, where applicable; and (2) the average performance of the relevant Morningstar peer fund universe for monthly and annual periods ended June 30, 2011.

Leveraged Index Funds:

With respect to the Direxion Monthly China Bull 2X Fund, the Board considered that the Fund underperformed its model for the relevant periods ended June 30, 2011. The Board noted that the amount by which the Fund underperformed its model was less than the Fund’s annualized expense ratio.

With respect to the Direxion Monthly Commodity Bull 2X Fund, the Board considered that the Fund outperformed its model for the relevant periods ended June 30, 2011.

With respect to the Direxion Monthly Emerging Markets Bull 2X Fund, the Board considered that the Fund underperformed its model for the relevant periods ended June 30, 2011. The Board noted that the amount by which the Fund underperformed its model was less than the Fund’s annualized expense ratio.

With respect to the Direxion Monthly Emerging Markets Bear 2X Fund, the Board considered that the Fund underperformed its model for the relevant periods ended June 30, 2011. The Board noted that the amount by which the Fund underperformed its model was less than the Fund’s annualized expense ratio.

With respect to the Direxion Monthly Small Cap Bull 2X Fund, the Board considered that the Fund outperformed its model for the relevant periods ended June 30, 2011.

With respect to the Direxion Monthly Small Cap Bear 2X Fund, the Board considered that the Fund underperformed its model for the relevant periods ended June 30, 2011. The Board noted that the amount by which the Fund underperformed its model was less than the Fund’s annualized expense ratio.

With respect to the Direxion Monthly 10 Year Note Bull 2X Fund, the Board considered that the Fund underperformed its model for the relevant periods ended June 30, 2011. The Board noted that the amount by which the Fund underperformed its model was less than the Fund’s annualized expense ratio.

With respect to the Direxion Monthly 10 Year Note Bear 2X Fund, the Board considered that the Fund underperformed its model for the relevant periods ended June 30, 2011. The Board noted that the amount by which the Fund underperformed its model was less than the Fund’s annualized expense ratio.

Non-Leveraged Funds:

With respect to the Dynamic HY Bond Fund, the Board considered management’s description of the performance of the Morningstar universe of high yield bond funds. The Board also considered that as of June 30, 2011, the Fund underperformed the average of its relevant Morningstar peer funds for all periods presented. In this regard, the Board noted that, partly in response to the underperformance of the Fund, the portfolio manager and investment strategy for the Fund was changed in October 2010. In regards to the long-term performance of the Fund, the Board noted Rafferty’s representation that historically the Fund had invested in high yield debt instruments and derivatives of such instruments, including derivatives which isolated the credit component of such high yield instruments and did not provide general interest rate exposure. Rafferty noted that this lack of interest rate exposure was the single largest factor that explains the relative long-term performance between the Fund and its peers. The Board also noted Rafferty’s representation that the construction of a liquid portfolio and

66  DIREXION ANNUAL REPORT

the use of derivatives that provided credit exposure absent interest rate exposure means that the Fund’s long-term performance should not be expected to track the performance of the broader high yield market.

With respect to the HY Bear Fund, the Board considered management’s description of the performance of the Morningstar universe of bear market funds. The Board also considered that as of June 30, 2011, the Fund outperformed the average of its relevant Morningstar peer funds for all periods presented.

With respect to the U.S. Government Money Market Fund, the Board considered management’s description of the performance of the Morningstar universe of taxable money market funds. The Board also considered that as of June 30, 2011, the Fund outperformed the average of its relevant Morningstar peer funds for the year-to-date, one-year and five-year periods, but underperformed for the three-year and ten-year periods.

Costs of Services Provided to the Funds and Profits Realized.  The Board considered the overall fees paid to Rafferty on an annual basis since each Fund’s commencement of operations, including any fee waivers and recoupment of fees previously waived. With respect to the Leveraged Index Funds, the Board also considered advisory fees charged by, and total expense ratios of, comparable fund groups. In this regard, management advised the Board that the advisory fees for each of the Leveraged Index Funds is similar to or, in some cases lower than, the advisory fees for the comparable fund groups. The Board also considered that the total expense ratios for the Leveraged Index Funds are generally higher than comparable funds. However, Rafferty indicated that the comparable fund groups have higher asset levels, which account in part for their lower total expense ratios. The Board also considered the fees that Rafferty charges for the services that it provides to a pooled trading vehicle for domestic hedge funds.

With respect to the Dynamic HY Bond Fund, the Board considered that the Fund’s total expenses and advisory fee rate were above the median of its relevant Morningstar fund universe. In this regard, the Board discussed the possible implementation of a contractual waiver of its management fee in order to reduce the total operating expenses of the Fund.

With respect to the HY Bear Fund, the Board considered that the Fund’s total expenses were lower than, and the Fund’s advisory fee rate was equal to, the median of the relevant Morningstar fund universe.

With respect to the U.S. Government Money Market Fund, the Board considered that the Fund’s advisory fee rate and total expenses were higher than the median of the relevant Morningstar fund universe. In this regard, the Board noted that Rafferty has agreed to voluntarily cap its investment advisory fee and/or reimburse certain expenses of the U.S. Government Money Market Fund to the extent that it becomes necessary in order to maintain a positive yield. In addition, the Board discussed the possible implementation of a contractual waiver of its management fee in order to reduce the total operating expenses of the Fund.

The Board considered that Rafferty contractually agreed to limit the total expenses for the most recent and upcoming fiscal years for each Leveraged Index Fund and Non-Leveraged Fund via fee waivers and/or expense limitations. The Board also considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual Funds. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreement were fair and reasonable.

Economies of Scale.  The Board considered Rafferty’s representation that it believes that asset levels at this time are not sufficient to achieve economies of scale or warrant a reduction in fee rates or the addition of breakpoints. Rafferty noted that it was continuing to work on its sales and marketing efforts to raise additional assets. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the reduction in fee rates or additions of breakpoints were not necessary at this time.

Other Benefits.  The Board considered Rafferty’s representation that its relationship with the Funds has permitted Rafferty to attract business to its non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. Based on

DIREXION ANNUAL REPORT  67

these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits were fair and reasonable.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement for the Funds was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

68  DIREXION ANNUAL REPORT

Direxion Funds
TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

# of Portfolios
in Direxion
Family of
Investment
	Position(s)	Term of Office		Companies	Other Trusteeships/
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee

Lawrence C. Rafferty(1)
Age: 68	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	165	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees

				# of Portfolios
				in Direxion
				Family of
				Investment
	Position(s)	Term of Office		Companies	Other Trusteeships/
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee

Daniel J. Byrne
Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Florida Inc. (formerly, Byrne Securities Inc.), 1992-present.	165	None.

Gerald E. Shanley III
Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	165	None.

John Weisser
Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	165	Director, MainStay VP Fund Series, The MainStay Funds, The MainStay Funds Trust; Director ICAP Funds, Inc; Director, Eclipse Funds, Inc., Eclipse Funds; (66 Funds Total)

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)	The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 30 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 51 of the 134 funds currently registered with the SEC.

DIREXION ANNUAL REPORT  69

Direxion Funds
TRUSTEES AND OFFICERS

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

# of Portfolios
in the Direxion
Family of
Investment
	Position(s)	Term of Office		Companies	Other Trusteeships/
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee

Daniel D. O’Neill(1)
Age: 43	President; Chief Operating Officer and Chief Investment Officer	One Year; Since 1999 One Year; Since 2006	Managing Director of Rafferty, 1999-present.	134	N/A

Christopher Lewis
Age: 40	Chief Compliance Officer	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009 — present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A

Patrick J. Rudnick 777 East Wisconsin Avenue Milwaukee, WI 53202
Age: 37	Principal Financial Officer and Treasurer	One Year; Since 2010	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl
Age: 35	Secretary[3]	One Year; Since 2011	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – August 2009; Summer Associate at Foley & Lardner, LLP, May – August 2008; Vice President, U.S. Bancorp Fund Services, LLC, November 2003 – August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.

(2)	The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 30 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 51 of the 134 funds currently registered with the SEC.

(3)	Ms. Brickl replaced Eric W. Falkeis as Secretary effective August 17, 2011.

70  DIREXION ANNUAL REPORT

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PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,
•	Mail, e-mail, the telephone and our website, and
•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.
•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the annual report.

DIREXION ANNUAL REPORT  PN-1

ANNUAL REPORT AUGUST 31, 2011

33 Whitehall Street, 10th Floor            New York, New York 10004            (800) 851-0511

Investment Adviser
Rafferty Asset Management, LLC
33 Whitehall St. 10th Floor
New York, NY 10004

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholding Servicing
Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian
U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue
Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Funds file its complete schedule of portfolio holdings with the commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT AUGUST 31, 2011

Evolution Managed Bond Fund
Evolution All-Cap Equity Fund
Evolution Market Leaders Fund
Evolution Alternative Investment Fund

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

Letter to Shareholders	2

Performance Summary	4

Expense Example	8

Allocation of Portfolio Holdings	9

Schedule of Investments	10

Financial Statements	16

Financial Highlights	22

Notes to the Financial Statements	23

Report of Independent Registered Public Accounting Firm	33

Additional Information	34

Investment Advisory and Subadvisory Agreement Approvals	35

Information on Board of Trustees and Officers	37

Letter to Shareholders

Dear Shareholders,

This Annual Report for the Evolution Funds covers the period from September 1, 2010 to August 31, 2011 (the “Annual Period”). This report covers the Evolution Managed Bond Fund, Evolution All-Cap Equity Fund, Evolution Market Leaders Fund and Evolution Alternative Investment Fund. Flexible Plan Investments, Ltd. serves as the sub-advisor to the Evolution Funds. During the Annual Period, the equity markets continued a bull rally until mid-February, 2011. Since then, concerns over the sovereign debt situation in Europe have deepened; especially during the last two months of the Annual Period, where the S&P fell as much as 17.45%. U.S. Treasuries rallied substantially over the period in a flight to safety and away from Europe; even as U.S. debt received its first downgrade in history by S&P. Concerns over U.S. debt and low interest rates drove the U.S. Dollar lower. Gold and silver soared to new highs due to fear and a weak dollar; while oil rallied to over $110 per barrel, then fell to finish the period at $89. Other commodities such as grains and livestock have been volatile due to draught and other natural disasters.

Equities:
The Annual Period was marked by strong equity returns on the back of an improving global economic outlook. Equities were levied by strong earnings and future growth prospects driven, in part, by cheap corporate lending rates and large cash asset positions. Equities suffered late in the fiscal year due to increased volatility, driven by a sputtering global economy. As global investors look for safe haven investments, active managers started to take money off the table and looked to cash and sovereign debt assets for safety.

Fixed Income:
Interest rates in the developed world remain at record lows. As the global economic outlook improved, investors turned their attention to risky fixed income assets, hoping to generate some yield in their portfolios. In the US, the Federal Reserve signaled to the global economy interest rates would remain depressed for an extended period of time. This in turn has forced yield hungry investors to look at riskier fixed income assets like high yield and bank loans. It was a tough year for fixed income portfolio managers as the yield curve continued to flatten limiting their options for producing outsized returns over their benchmarks.

The Evolution Managed Bond Fund is benchmarked to the Barclays Capital U.S. Aggregate Bond Index. The fund returned 1.36% during the Annual Period, as compared to the benchmark return of 4.62%. The Fund did well through August, although suffered dramatically in the last month of the year. At one point during the year the Fund was up over 12%, while the benchmark was down more than 5%. This outperformance can be attributed to strategic allocation to higher yielding credit. The portfolio suffered in the last month due to being under-exposed to higher yielding credit as central banks around the globe signaled that an extended period of low interest rates would be necessary to keep the global recovery from stalling.

The Evolution All-Cap Equity Fund is benchmarked to the S&P 500 Index. The Fund returned 15.45% during the Annual Period, underperforming the benchmark index by 3.05%. The All-Cap Fund strives to take advantage of strategic allocations to different areas of the market capitalization structure. Generally, the managers strive to take advantage of cyclical rotations in equities from micro-cap stocks to mega-cap stocks. The relatively strong performance in the Fund during the Annual Period can be attributed in large part to investments in high beta small-cap names that rallied above and beyond the index during the first nine months of the year. The management of the Fund employs a tactical hedging mechanism that has helped the Fund maintain a strong track record by being short broad-market futures at times when they feel the market is overbought.

The Evolution Market Leaders Fund is benchmarked to the Wilshire 5000 Total Market Index. The Fund returned 8.04% during the Annual Period, as compared to benchmark return of 19.06%. The Fund’s underperformance against its benchmark was due to a large allocation to fixed income securities throughout the year. The Fund managed to remain positive throughout the year and post strong returns, although the Fund suffered in the last month, as the portfolio management team was highly exposed to equities at what has now proven to be the wrong time. While the Fund does hedge the equity portion of the portfolio, the hedge was not enough to stem the extreme sell off in equities.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

The Evolution Alternative Investment Fund is benchmarked to the S&P 500 Index. The Fund returned 0.92% during the Annual Period, dramatically underperforming the S&P 500 by over 17%. The Fund had difficulty managing the higher volatility towards the end of Annual Period as evidenced by its performance. The Fund invests heavily in sector-based ETFs to take advantage of strategic sector rotation which hindered performance in the volatile market environment. The Fund has been long the U.S. Dollar at an inopportune time, as the U.S. dollar depreciated severely against many of the large global currencies during the Annual Period.

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Best Regards,

Daniel O’Neill	Jerry Wagner
Direxion Funds	Flexible Plan Investments, Ltd.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

The views in this report were those of the Adviser as of August 31, 2011 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com.

The total annual fund operating expense ratio of the Managed Bond Fund, All-Cap Equity Fund, Market Leaders Fund and the Alternative Investment Fund is 2.14%, 1.98%, 2.20% and 2.80% respectively, net of any fee, waivers or expense reimbursements.

The total annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses that the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual operating expense ratio would be 1.90% for the Managed Bond Fund, All-Cap Equity Fund, Market Leaders Fund and the Alternative Investment Fund.

An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment. An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxionfunds.com. The prospectus should be read carefully before investing.

Distributed by: Rafferty Capital Markets, LLC
Date of First Use: October 21, 2011

Evolution Managed Bond Fund
April 1, 20041 - August 31, 2011 (Unaudited)

Investment Objective: Seeks the highest appreciation on an annual basis consistent with a high tolerance for risk.

	Average Annual Total Return[2]
				Since
	1 Year	3 Years	5 Years	Inception

Evolution Bond Fund	1.36%	4.02%	2.91%	1.21%
S&P 500 Index	18.50%	0.54%	0.78%	3.07%
Lipper High Yield Bond Index	7.79%	8.34%	5.80%	6.05%
Barclays Capital U.S. Aggregate Bond Index	4.62%	7.23%	6.56%	5.27%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P 500 Index, Lipper High Yield Bond Index and Barclays Capital U.S. Aggregate Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

%
Investment Type	Net Assets

Investment Companies	97.6%
Futures Contracts	3.5%

Total Exposure	101.1%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.

[2]	As of August 31, 2011.

4  DIREXION ANNUAL REPORT

Evolution All-Cap Equity Fund
April 1, 20041 - August 31, 2011 (Unaudited)

Investment Objective: Seeks high appreciation on an annual basis consistent with a high tolerance for risk.

	Average Annual Total Return[2]
				Since
	1 Year	3 Years	5 Years	Inception

Evolution All-Cap Equity Fund	15.45%	(9.18%)	(5.47%)	(1.61%)
S&P 500 Index	18.50%	0.54%	0.78%	3.07%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P 500 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

	%
Investment Type	Net Assets

Common Stock	69.9%
Investment Companies	15.2%
Futures Contracts	(41.1%	)

Total Exposure	44.0%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.

[2]	As of August 31, 2011.

DIREXION ANNUAL REPORT  5

Evolution Market Leaders Fund
January 27, 20061 - August 31, 2011 (Unaudited)

Investment Objective: Seeks high appreciation on an annual basis consistent with a high tolerance for risk.

	Average Annual Total Return[2]
				Since
	1 Year	3 Years	5 Years	Inception

Evolution Market Leaders Fund	8.04%	(8.20%)	(6.41%)	(7.38%)
S&P 500 Index	18.50%	0.54%	0.78%	1.19%
Wilshire 5000 Total Market Index	19.06%	0.88%	1.28%	1.51%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P 500 Index and the Wilshire 5000 Total Market Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

%
Investment Type	Net Assets

Common Stock	0.0%
Investment Companies	62.3%

Total Exposure	62.3%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.

[2]	As of August 31, 2011.

6  DIREXION ANNUAL REPORT

Evolution Alternative Investment Fund
January 26, 20061 - August 31, 2011 (Unaudited)

Investment Objective: Seeks high total return on an annual basis consistent with a high tolerance for risk.

	Average Annual Total Return[2]
				Since
	1 Year	3 Years	5 Years	Inception

Evolution Alternative Investment Fund	0.92%	(3.30%)	(3.95%)	(2.93%)
S&P 500 Index	18.50%	0.54%	0.78%	1.34%
Barclays Capital U.S. Aggregate Bond Index	4.62%	7.23%	6.56%	6.26%
Credit Suisse/Tremont Hedge Fund Index	8.27%	3.34%	4.88%	5.11%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Credit Suisse/Tremont Hedge Fund Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

	%
Investment Type	Net Assets

Investment Companies	30.9%
Futures Contracts	(8.4%	)

Total Exposure	22.5%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.

[2]	As of August 31, 2011.

DIREXION ANNUAL REPORT  7

Expense Example
August 31, 2011 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (March 1, 2011 — August 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8  DIREXION ANNUAL REPORT

Expense Example Table
August 31, 2011 (Unaudited)

		Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio[1]	March 1, 2011	August 31, 2011	Period[2]

Evolution Managed Bond Fund
Based on actual fund return	1.91%	$1,000.00	$1,040.30	$9.82
Based on hypothetical 5% return	1.91%	1,000.00	1,015.58	9.70
Evolution All-Cap Equity Fund
Based on actual fund return	1.90%	1,000.00	906.10	9.13
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
Evolution Market Leaders Fund
Based on actual fund return	1.90%	1,000.00	880.10	9.00
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
Evolution Alternative Investment Fund
Based on actual fund return	1.90%	1,000.00	906.90	9.13
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65

[1]	Annualized
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/period, then divided by 365.

Allocation of Portfolio Holdings
August 31, 2011 (Unaudited)

				Investment
	Cash*	Common Stock		Companies	Futures		Total

Evolution Managed Bond Fund	2%	—		98%	0	%**	100%
Evolution All-Cap Equity Fund	15%	70%		15%	0	%**	100%
Evolution Market Leaders Fund	38%	0	%**	62%	—		100%
Evolution Alternative Investment Fund	69%	—		31%	0	%**	100%

*	Cash, cash equivalents and other assets less liabilities.
**	Percentage is less than 0.5%.

DIREXION ANNUAL REPORT  9

Evolution Managed Bond Fund
Schedule of Investments
August 31, 2011

Shares		Value

INVESTMENT COMPANIES - 97.6%
15,076	AllianceBernstein Global High Income Fund	$216,793
19,071	BlackRock Corporate High Yield Fund VI	213,786
21,581	BlackRock Credit Allocation Income Trust II	211,062
15,872	BlackRock Floating Rate Income Strategies Fund	211,574
31,286	iShares Barclays 1-3 Year Treasury Bond Fund	2,650,237
21,780	iShares Barclays 3-7 Year Treasury Bond Fund	2,641,478
70,433	iShares Barclays 7-10 Year Treasury Bond Fund	7,253,190
55,198	iShares Barclays 20+ Year Treasury Bond Fund	5,907,842
63,827	iShares Barclays Aggregate Bond Fund	6,989,056
5,225	iShares Barclays MBS Bond Fund	566,599
28,050	iShares Barclays Short Treasury Bond Fund	3,092,232
26,982	iShares Barclays TIPS Bond Fund	3,084,582
9,089	iShares S&P National AMT-Free Municipal Bond Fund	972,432
29,890	MFS Charter Income Trust	272,597
39,549	MFS Government Markets Income Trust	267,747
34,255	MFS Intermediate Income Trust	220,260
36,882	Putnam Premier Income Trust	215,391
109,415	SPDR Barclays Capital 1-3 Month T-Bill Bond ETF	5,017,772
88,723	SPDR Barclays Capital International Treasury Bond ETF	5,601,083
12,204	Templeton Emerging Markets Income Fund	210,153
179,446	Vanguard Total Bond Market ETF	14,965,796
14,432	Wells Fargo Advantage Multi-Sector Income Fund	218,212
11,208	Western Asset Emerging Markets Debt Fund	219,453
22,548	Western Asset High Income Fund II	215,333
15,950	Western Asset/Claymore - Linked Opportunities & Income Fund	204,319

	TOTAL INVESTMENT COMPANIES (Cost $57,475,789)	$61,638,979

	TOTAL INVESTMENTS (Cost $57,475,789) - 97.6%	$61,638,979
	Other Assets in Excess of Liabilities - 2.4%	1,503,223

	TOTAL NET ASSETS - 100.0%	$63,142,202

Percentages are stated as a percent of net assets.

Evolution Managed Bond Fund
Futures Contracts
August 31, 2011

		Unrealized
Contracts		Appreciation

16	U.S. Long Bond Index Future
	Expiring September 2011 (Underlying Face Amount at Market Value $2,194,000)	$6,932

The accompanying notes are an integral part of these financial statements.
10  DIREXION ANNUAL REPORT

Evolution All-Cap Equity Fund
Schedule of Investments
August 31, 2011

Shares		Value

COMMON STOCKS - 69.9%
Administrative and Support Services - 0.1%
753	Emdeon, Inc.(a)	$14,096

Air Transportation - 0.1%
214	Copa Holdings S.A. ADR (Panama)	14,792

Amusement, Gambling, and Recreation Industries - 0.2%
972	Six Flags Entertainment Corp.	32,611

Apparel Manufacturing - 0.5%
2,859	Oxford Industries, Inc.	102,409

Beverage and Tobacco Product Manufacturing - 0.1%
406	The Coca-Cola Co.	28,603

Broadcasting (except Internet) - 1.2%
4,935	Charter Communications Inc.(a)	246,158

Chemical Manufacturing - 8.0%
3,313	Acorda Therapeutics, Inc.(a)	86,304
6,940	Aveo Pharmaceuticals, Inc.(a)	117,841
1,267	Balchem Corp.	52,327
521	CF Industries Holdings, Inc.	95,249
17,755	DepoMed, Inc.(a)	110,436
556	Ecolab, Inc.	29,802
2,324	Forest Laboratories, Inc.(a)	79,574
4,770	Hi-Tech Pharmacal Co., Inc.(a)	133,608
1,217	Innospec, Inc.(a)	32,920
428	Johnson & Johnson	28,162
969	LyondellBasell Industries NV	33,576
761	Mead Johnson Nutrition Co.	54,221
13,324	The Medicines Co.(a)	194,264
5,977	NL Industries, Inc.	90,253
451	OM Group, Inc.(a)	14,265
438	The Procter & Gamble Co.	27,892
44,230	QLT, Inc. (Canada)(a)	319,340
2,821	Questcor Pharmaceuticals Inc.(a)	84,771
288	Rockwood Holdings, Inc.(a)	14,688
739	Westlake Chemical Corp.	33,957

		1,633,450

Clothing and Clothing Accessories Stores - 2.7%
4,103	Foot Locker, Inc.	85,630
3,199	Genesco, Inc.(a)	169,611
5,487	Hanesbrands, Inc.(a)	156,709
396	Ross Stores, Inc.	30,304
3,450	Rue21, Inc.(a)	86,457
435	Tiffany & Co.	31,302

		560,013

Computer and Electronic Product Manufacturing - 6.6%
53,165	Advanced Analogic Technologies, Inc.(a)	318,990
2,357	Agilent Technologies, Inc.(a)	86,902
36	Apple, Inc.(a)	13,854
877	ARM Holdings plc ADR	24,188
3,094	CEVA, Inc.(a)	82,300
5,234	Cypress Semiconductor Corp.(a)	82,906
5,809	Dell, Inc.(a)	86,351
2,668	GT Advanced Technologies, Inc.(a)	32,576
1,456	IPG Photonics Corp.(a)	84,419
3,817	LDK Solar Co., Ltd. ADR (China)(a)	21,795
1,042	Measurement Specialties, Inc.(a)	32,542
5,596	NETGEAR, Inc.(a)	155,625
13,060	Photronics, Inc.(a)	84,629
17,180	SunPower Corp.(a)	242,238

		1,349,315

Credit Intermediation and Related Activities - 5.0%
17,551	Advance America Cash Advance Centers, Inc.	146,726
1,581	Altisource Portfolio Solutions S.A. ADR (Luxembourg)(a)	55,098
524	Cash America International, Inc.	29,281
1,567	EZCORP, Inc.(a)	52,573
1,132	First Cash Financial Services, Inc.(a)	52,876
42,832	Hampton Roads Bankshares, Inc.(a)	336,659
771	Prosperity Bancshares, Inc.	29,182
26,988	Walker & Dunlop, Inc.(a)	313,061

		1,015,456

Data Processing, Hosting and Related Services - 0.8%
6,113	ExlService Holdings, Inc.(a)	158,632

Educational Services - 1.5%
34,737	National American University Holdings, Inc.	304,991

Electrical Equipment, Appliance, and Component Manufacturing - 0.7%
3,231	Littelfuse, Inc.	149,886

Fabricated Metal Product Manufacturing - 0.1%
418	Sturm, Ruger & Co., Inc.	13,907

Food Manufacturing - 2.2%
1,346	Flowers Foods, Inc.	25,641
143	Green Mountain Coffee Roasters, Inc.(a)	14,978
2,868	Ralcorp Holdings, Inc.(a)	248,283
7,185	Snyder’s-Lance, Inc.	160,010

		448,912

Food Services and Drinking Places - 3.7%
5,114	Darling International, Inc.(a)	86,171
8,795	Dominos Pizza, Inc.(a)	243,885
9,312	Krispy Kreme Doughnuts, Inc.(a)	84,646
309	McDonald’s Corp.	27,952
10,027	Red Robin Gourmet Burgers, Inc.(a)	312,843

		755,497

Funds, Trusts, and Other Financial Vehicles - 1.2%
5,300	WellCare Health Plans, Inc.(a)	242,899

Furniture and Related Product Manufacturing - 0.6%
7,633	Pier 1 Imports, Inc.(a)	81,521
3,316	Select Comfort Corp.(a)	52,658

		134,179

Gasoline Stations - 0.4%
5,837	Delek US Holdings, Inc.	86,446

General Merchandise Stores - 1.3%
2,809	99 Cents Only Stores(a)	52,304
410	Dollar Tree, Inc.(a)	29,282
584	Family Dollar Stores, Inc.	31,180
3,289	Macy’s, Inc.	85,349

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  11

Evolution All-Cap Equity Fund
Schedule of Investments
August 31, 2011

Shares		Value

479	PriceSmart, Inc.	$31,355
478	Tractor Supply Co.	29,335

		258,805

Health and Personal Care Stores - 0.4%
1,499	Ulta Salon Cosmetics & Fragrance, Inc.(a)	88,561

Insurance Carriers and Related Activities - 1.6%
365	Aetna, Inc.	14,611
551	Catalyst Health Solutions, Inc.(a)	29,600
477	The Chubb Corp.	29,521
1,712	CIGNA Corp.	80,019
1,003	HCC Insurance Holdings, Inc.	29,328
3,561	Healthspring, Inc.(a)	139,021

		322,100

Leather and Allied Product Manufacturing - 0.1%
509	Crocs, Inc.(a)	13,926

Machinery Manufacturing - 0.8%
673	ASML Holding N.V. ADR (Netherlands)	23,736
305	Robbins & Myers, Inc.	14,655
764	Sauer-Danfoss, Inc.(a)	33,028
1,385	Varian Semiconductor Equipment Associates, Inc.(a)	84,880

		156,299

Management of Companies and Enterprises - 2.4%
4,148	AGL Resources, Inc.	171,810
33,031	Cascade Bancorp(a)	330,310

		502,120

Merchant Wholesalers, Durable Goods - 0.9%
11,928	Amerigon, Inc.(a)	159,477
378	MWI Veterinary Supply, Inc.(a)	27,972

		187,449

Merchant Wholesalers, Nondurable Goods - 0.1%
257	Herbalife Ltd.	14,341

Mining (except Oil and Gas) - 0.1%
3,395	Pilot Gold, Inc. (Canada)(a)	7,522
189	Royal Gold, Inc.	14,493

		22,015

Motor Vehicle and Parts Dealers - 0.1%
783	Asbury Automotive Group, Inc.(a)	14,728

Oil and Gas Extraction - 3.1%
11,746	Atlas Energy LP(a)	245,374
194	Cabot Oil & Gas Corp.	14,717
30,394	Eagle Rock Energy Partners LP	322,784
836	Petroleo Brasileiro S.A. ADR (Brazil)	24,286
1,267	Stone Energy Corp.(a)	33,461

		640,622

Other Information Services - 0.1%
166	Baidu, Inc. ADR (China)(a)	24,200

Paper Manufacturing - 1.4%
3,534	Mercer International, Inc. (Canada)(a)	33,679
10,245	Temple-Inland, Inc.	247,929

		281,608

Petroleum and Coal Products Manufacturing - 1.4%
3,962	HollyFrontier Corp.	284,313

Pipeline Transportation - 0.5%
3,702	Atlas Pipeline Partners, LP	112,615

Plastics and Rubber Products Manufacturing - 1.4%
9,694	Graham Packaging Co, Inc.(a)	246,906
2,157	Zagg, Inc.(a)	32,420

		279,326

Professional, Scientific, and Technical Services - 1.8%
246	athenahealth, Inc.(a)	14,268
2,053	Echo Global Logistics, Inc.(a)	28,742
741	Focus Media Holding Ltd. ADR (China)(a)	23,238
8,955	National Research Corp.	302,410

		368,658

Publishing Industries (except Internet) - 0.8%
4,538	OPNET Technologies, Inc.	156,561

Real Estate - 2.8%
640	AvalonBay Communities, Inc.	87,283
3,078	MI Developments, Inc. (Canada)	85,845
2,086	Post Properties, Inc.	87,195
1,272	Public Storage	157,385
2,176	SL Green Realty Corp.	157,194

		574,902

Sporting Goods, Hobby, Book, and Music Stores - 1.9%
2,289	Hibbett Sports, Inc.(a)	85,746
37,030	Hot Topic, Inc.	306,608

		392,354

Support Activities for Mining - 0.6%
4,390	RPC, Inc.	113,701
418	Superior Energy Services, Inc.(a)	14,764

		128,465

Telecommunications - 0.4%
472	j2 Global Communications, Inc.	15,080
2,765	MetroPCS Communications, Inc.(a)	30,858
1,148	Telefonica S.A. ADR (Spain)	23,936
1,362	Telefonos De Mexico SAB de CV ADR (Mexico)	23,304

		93,178

Utilities - 10.2%
4,474	American Electric Power Co., Inc.	172,831
11,004	Avista Corp.	279,281
4,860	Cleco Corp.	172,676
3,023	Consolidated Edison, Inc.	169,923
3,467	Dominion Resources, Inc.	168,982
4,670	Edison International	173,677
4,000	Exelon Corp.	172,480
3,951	FirstEnergy Corp.	174,832
4,571	IDACORP, Inc.	174,612

The accompanying notes are an integral part of these financial statements.
12  DIREXION ANNUAL REPORT

Evolution All-Cap Equity Fund
Schedule of Investments
August 31, 2011

Shares		Value

3,032	NextEra Energy, Inc.	$171,975
3,905	Pinnacle West Capital Corp.	172,757
227	Siemens AG ADR (Germany)	23,426
677	Southern Co.	28,001
888	Wisconsin Energy Corp.	28,096

		2,083,549

	TOTAL COMMON STOCKS (Cost $12,683,664)	$14,292,947

INVESTMENT COMPANIES - 15.2%
5,189	iShares Barclays 20+ Year Treasury Bond Fund	$555,379
2,573	iShares Barclays Aggregate Bond Fund	281,743
18,383	iShares S&P Latin America 40 Index Fund	865,288
13,005	ProShares Short S&P 500 ETF(a)	561,686
10,132	Vanguard Total Bond Market ETF	845,009

	TOTAL INVESTMENT COMPANIES (Cost $4,277,718)	$3,109,105

	TOTAL INVESTMENTS (Cost $16,961,382) - 85.1%	$17,402,052
	Other Assets in Excess of Liabilities - 14.9%	3,042,917

	TOTAL NET ASSETS - 100.0%	$20,444,969

Percentages are stated as a percent of net assets.

(a)  Non income producing

Evolution All-Cap Equity Fund
Short Futures Contracts
August 31, 2011

		Unrealized
Contracts		Depreciation

138	E-Mini S&P 500 Futures
	Expiring September 2011 (Underlying Face Amount at Market Value $8,399,025)	$(9,912)

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  13

Evolution Market Leaders Fund
Schedule of Investments
August 31, 2011

Shares		Value

COMMON STOCKS - 0.0%
Chemical Manufacturing - 0.0%
1	Inter Parfums, Inc.	$17

	TOTAL COMMON STOCKS (Cost $7)	$17

INVESTMENT COMPANIES - 62.3%
8,900	Biotech HOLDRs Trust	$882,791
31,165	iShares Barclays 10-20 Year Treasury Bond Fund	3,931,465
92,524	iShares Barclays 20+ Year Treasury Bond Fund	9,902,844
11,491	iShares Barclays U.S. Treasury Inflation Protected Securities Fund	1,313,651
37,699	iShares Dow Jones U.S. Telecommunications Sector Index Fund	844,081
10,342	iShares Dow Jones U.S. Utilities Sector Index Fund	858,179
12,443	iShares Dow Jones U.S. Pharmaceuticals Index Fund	862,424
37,851	iShares iBoxx $ Investment Grade Corporate Bond Fund	4,251,803
8,720	iShares Morningstar Large Growth Index	565,230
1	iShares MSCI All Peru Capped Index Fund	42
50,306	iShares Russell Top 200 Growth Index Fund	1,509,180
22,918	iShares S&P 500 Growth Index Fund	1,507,775
14,503	iShares S&P Global Telecommunications Sector Index Fund	831,747
18,191	iShares S&P MidCap 400 Growth Index Fund	1,822,556
95,290	iShares S&P SmallCap 600 Growth Index Fund	6,817,047
12,200	Pharmaceutical HOLDRs Trust	829,600
96,552	PIMCO 15+ Year U.S. TIPS Index Fund	5,977,534
16,831	PIMCO Broad U.S. TIPS Index Fund	961,050
32,566	PowerShares Dynamic Pharmaceuticals Portfolio	839,551
75,021	PowerShares DWA Technical Leaders Portfolio	1,823,010
41,675	PowerShares Fundamental Pure Small Growth Portfolio	666,800
16,489	PowerShares QQQ Trust	907,884
136,852	PowerShares S&P 500 High Quality Portfolio	1,828,343
22,719	Rydex S&P Midcap 400 Pure Growth ETF	1,832,742
147,073	SPDR Barclays Capital TIPS ETF	8,352,276
26,391	SPDR S&P 500 Growth ETF	1,503,759
22,968	SPDR S&P 600 Small Cap Growth ETF	2,470,208
30,100	Telecom HOLDRs Trust	829,854
8,100	Utilities HOLDRs Trust	850,257
25,716	Utilities Select Sector SPDR Fund	872,287
25,037	Vanguard Extended Duration Treasury ETF	2,514,716
95,030	Vanguard Long-Term Bond ETF	8,262,859
47,627	Vanguard Long-Term Corporate Bond ETF	3,905,414
12,799	Vanguard Telecommunication Services ETF	833,855
12,072	Vanguard Utilities ETF	874,738

	TOTAL INVESTMENT COMPANIES (Cost $80,833,987)	$82,837,552

	TOTAL INVESTMENTS (Cost $80,833,994) - 62.3%	$82,837,569
	Other Assets in Excess of Liabilities - 37.7%	50,130,918

	TOTAL NET ASSETS - 100.0%	$132,968,487

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.
14  DIREXION ANNUAL REPORT

Evolution Alternative Investment Fund
Schedule of Investments
August 31, 2011

Shares		Value

INVESTMENT COMPANIES - 30.9%
67,181	American Century Long-Short Market Neutral Fund(a)	$689,952
6,500	Biotech HOLDRs Trust	644,735
7,300	Claymore S&P Global Water Index Fund	145,927
45,947	DWS Disciplined Market Neutral Fund	436,039
2,100	First Trust Consumer Discretionary Alpha Fund	41,223
2,800	First Trust S&P REIT Index Fund	42,728
6,485	Gateway Fund	167,259
80,019	Highland Long/Short Equity Fund	867,405
800	Internet HOLDRs Trust	60,840
3,300	iShares Cohen & Steers Realty Majors Index Fund	230,571
800	iShares Dow Jones U.S. Consumer Services Sector Index Fund	54,680
1,500	iShares Dow Jones U.S. Aerospace & Defense Index Fund	87,210
3,800	iShares Dow Jones U.S. Pharmaceuticals Index Fund	263,378
800	iShares Dow Jones U.S. Industrial Sector Index Fund	48,744
900	iShares Dow Jones US Real Estate Fund	51,462
9,900	iShares FTSE NAREIT Residential Plus Capped Index Fund	439,362
3,600	iShares S&P North American Technology-Multimedia Networking Index Fund	101,808
19,005	Managers AMG FQ Global Alternatives Fund(a)	167,240
2,900	Market Vectors Agribusiness ETF	151,409
24,254	Nakoma Absolute Return Fund	451,616
83,311	MutualHedge Frontier Legends Fund	881,425
19,115	Sierra Core Retirement Fund	440,990
16,780	Permanent Portfolio	835,147
6,300	PowerShares Dynamic Pharmaceuticals ETF	162,414
3,900	PowerShares Dynamic Leisure & Entertainment ETF	72,150
3,700	PowerShares Dynamic Media ETF	48,877
1,900	PowerShares Dynamic Networking ETF	43,130
15,600	PowerShares Water Resources ETF	268,320
3,300	ProShares UltraShort Basic Materials ETF	63,129
2,800	ProShares UltraShort Consumer Services ETF	53,172
900	ProShares UltraShort Semiconductors ETF	54,612
800	ProShares UltraShort Technology ETF	48,472
700	ProShares UltraShort Industrials ETF	36,302
3,600	ProShares UltraShort Oil & Gas ETF	111,708
2,400	Retail HOLDRs Trust	250,056
1,400	Select Sector SPDR Consumer Discretionary ETF	52,556
9,500	Select Sector SPDR Healthcare ETF	316,920
1,300	Select Sector SPDR Industrial ETF	42,107
3,600	SPDR Dow Jones Wilshire REIT ETF	230,688
3,400	SPDR Dow Jones International Real Estate ETF	127,840
1,200	SPDR S&P Retail ETF	59,520
117,137	TFS Market Neutral Fund	1,704,336
39,741	Schooner Fund	887,022
800	Vanguard REIT ETF	46,056
700	Vanguard Industrials ETF	42,091
67,699	Wasatch Long/Short Fund	854,367
2,000	WisdomTree International Real Estate Fund	53,800

	TOTAL INVESTMENT COMPANIES (Cost $12,515,455) - 30.9%	$12,930,795

	TOTAL INVESTMENTS (Cost $12,515,455) - 30.9%	$12,930,795
	Other Assets in Excess of Liabilities - 69.1%	28,851,735

	TOTAL NET ASSETS - 100.0%	$41,782,530

Percentages are stated as a percent of net assets.

(a)  Non-income producing security.

Evolution Alternative Investment Fund
Short Futures Contracts
August 31, 2011

		Unrealized
Contracts		Depreciation

58	E-Mini S&P 500 Futures
	Expiring September 2011 (Underlying Face Amount at Market Value $3,530,025)	$(11,846)

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  15

Statements of Assets and Liabilities
August 31, 2011

	Evolution	Evolution
	Managed Bond Fund	All-Cap Equity Fund

Assets:
Investments, at market value (Note 2)	$61,638,979	$17,402,052
Cash	1,986,791	4,060,896
Receivables:
Fund shares sold	345,133	40,908
Investment securities sold	3,417,297	2,931,143
Deposits at broker for futures	29,400	662,795
Due from broker for futures	30,000	43,455
Dividends and interest	2,926	15,257

Total assets	67,450,526	25,156,506

Liabilities:
Payables:
Fund shares redeemed	842,619	684,711
Investment securities purchased	3,338,431	3,936,772
Variation margin	23,000	52,801
Accrued investment advisory fees	52,793	17,867
Accrued operating services fees	26,397	8,933
Accrued distribution expense	15,324	6,721
Accrued shareholder servicing fees	9,760	3,732

Total liabilities	4,308,324	4,711,537

Net Assets	$63,142,202	$20,444,969

Net Assets Consist Of:
Capital stock	$63,040,223	$40,635,696
Undistributed net investment income	573,365	—
Accumulated net realized loss	(4,641,508)	(20,621,485)
Net unrealized appreciation (depreciation) on:
Investments	4,163,190	440,670
Futures	6,932	(9,912)

Total Net Assets	$63,142,202	$20,444,969

Calculation of Net Assets Value Per Share:
Net assets	$63,142,202	$20,444,969
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	3,598,955	1,470,586
Net asset value, redemption and offering price per share	$17.54	$13.90

Cost of Investments	$57,475,789	$16,961,382

The accompanying notes are an integral part of these financial statements.
16  DIREXION ANNUAL REPORT

Statements of Assets and Liabilities
August 31, 2011

	Evolution Market	Evolution Alternative
	Leaders Fund	Investment Fund

Assets:
Investments, at market value (Note 2)	$82,837,569	$12,930,795
Cash	49,999,493	29,390,638
Receivables:
Fund shares sold	508,664	359,238
Investment securities sold	1,258,825	903,461
Deposits at broker for futures	—	109,425
Due from broker for futures	—	6,575
Dividends and interest	27,951	829

Total assets	134,632,502	43,700,961

Liabilities:
Payables:
Fund shares redeemed	1,108,140	826,903
Investment securities purchased	345,645	1,012,919
Variation margin	—	18,175
Accrued investment advisory fees	112,490	35,844
Accrued operating services fees	56,245	17,922
Accrued distribution expense	24,380	5,493
Accrued shareholder servicing fees	17,115	1,175

Total liabilities	1,664,015	1,918,431

Net Assets	$132,968,487	$41,782,530

Net Assets Consist Of:
Capital stock	$133,827,721	$51,487,199
Undistributed net investment income	—	—
Accumulated net realized loss	(2,862,809)	(10,108,163)
Net unrealized appreciation (depreciation) on:
Investments	2,003,575	415,340
Futures	—	(11,846)

Total Net Assets	$132,968,487	$41,782,530

Calculation of Net Assets Value Per Share:
Net assets	$132,968,487	$41,782,530
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	10,346,878	2,732,495
Net asset value, redemption and offering price per share	$12.85	$15.29

Cost of Investments	$80,833,994	$12,515,455

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  17

Statements of Operations
For the Year Ended August 31, 2011

	Evolution	Evolution
	Managed Bond Fund	All-Cap Equity Fund

Investment Income:
Dividend income (net of foreign withholding tax of $- and $1,712, respectively)	$2,243,939	$163,530
Interest income	2,175	3,804

Total investment income	2,246,114	167,334

Expenses:
Investment advisory fees	664,047	180,508
Operating services fees	332,023	90,254
Distribution expenses	166,012	45,127
Shareholder servicing fees	99,608	27,094

Total expenses before interest	1,261,690	342,983
Interest on line of credit	3,727	191

Total expenses	1,265,417	343,174

Net investment income (loss)	980,697	(175,840)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	49,294	(229,794)
Futures	88,617	555,265

	137,911	325,471

Capital gain distributions from regulated investment companies	238,086	—

Change in unrealized appreciation (depreciation) on:
Investments	77,969	302,806
Futures	6,932	(16,425)

	84,901	286,381

Net realized and unrealized gain on investments	460,898	611,852

Net increase in net assets resulting from operations	$1,441,595	$436,012

The accompanying notes are an integral part of these financial statements.
18  DIREXION ANNUAL REPORT

Statements of Operations
For the Year Ended August 31, 2011

	Evolution Market	Evolution Alternative
	Leaders Fund	Investment Fund

Investment Income:
Dividend income (net of foreign withholding tax of $1,498 and $31, respectively)	$1,418,807	$432,055
Interest income	5,984	5,334

Total investment income	1,424,791	437,389

Expenses:
Investment advisory fees	1,243,645	457,636
Operating services fees	621,823	228,818
Distribution expenses	310,911	114,409
Shareholder servicing fees	186,519	68,646

Total expenses before interest	2,362,898	869,509
Interest on line of credit	1,253	719

Total expenses	2,364,151	870,228

Net investment loss	(939,360)	(432,839)

Net realized gain (loss) on:
Investments	555,858	(740,796)
Futures	—	153,793

	555,858	(587,003)

Capital gain distributions from regulated investment companies	306,237	437,775

Change in unrealized appreciation (depreciation) on:
Investments	4,002,000	(566,231)
Futures	—	11,179

	4,002,000	(555,052)

Net realized and unrealized gain (loss) on investments	4,864,095	(704,280)

Net increase (decrease) in net assets resulting from operations	$3,924,735	$(1,137,119)

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  19

Statements of Changes in Net Assets
August 31, 2011

	Evolution Managed Bond Fund		Evolution All-Cap Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010

Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$980,697	$987,222	$(175,840)	$(187,407)
Net realized gain (loss) on investments	137,911	920,276	325,471	(1,563,862)
Capital gain distributions from regulated investment companies	238,086	33,735	—	—
Change in net unrealized appreciation (depreciation) on investments	84,901	1,588,337	286,381	(1,948,443)

Net increase (decrease) in net assets resulting from operations	1,441,595	3,529,570	436,012	(3,699,712)

Distributions to shareholders:
Net investment income	(911,640)	(929,653)	—	—

Total distributions to shareholders	(911,640)	(929,653)	—	—

Capital share transactions:
Net increase (decrease) in net assets resulting from net change in capital share transactions(a)	9,853,046	2,394,516	8,654,112	(28,417,731)

Total increase (decrease) in net assets from capital share transactions	9,853,046	2,394,516	8,654,112	(28,417,731)

Total increase (decrease) in net assets	10,383,001	4,994,433	9,090,124	(32,117,443)

Net assets:
Beginning of year	52,759,201	47,764,768	11,354,845	43,472,288

End of year	$63,142,202	$52,759,201	$20,444,969	$11,354,845

Undistributed net investment income, end of year	$573,365	$322,088	$—	$177

(a)  Summary of capital share transactions is as follows:

	Evolution Managed Bond Fund				Evolution All-Cap Equity Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	August 31, 2011		August 31, 2010		August 31, 2011		August 31, 2010
	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Shares sold	8,332,132	$142,306,590	5,150,963	$86,778,757	2,407,735	$36,266,754	812,865	$11,555,490
Shares issued in reinvestment of distributions	54,021	$911,640	55,888	$929,653	—	$—	—	$—
Shares redeemed	(7,795,613)	$(133,365,184)	(5,081,153)	$(85,313,894)	(1,880,397)	$(27,612,642)	(2,801,250)	$(39,973,221)

Net increase (decrease)	590,540	$9,853,046	125,698	$2,394,516	527,338	$8,654,112	(1,988,385)	$(28,417,731)

The accompanying notes are an integral part of these financial statements.
20  DIREXION ANNUAL REPORT

Statements of Changes in Net Assets
August 31, 2011

	Evolution Market Leaders Fund		Evolution Alternative Investment Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010

Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(939,360)	$(244,177)	$(432,839)	$(169,165)
Net realized gain (loss) on investments	555,858	5,583,465	(587,003)	(1,208,889)
Capital gain distributions from regulated investment companies	306,237	—	437,775	55,955
Change in net unrealized appreciation (depreciation) on investments	4,002,000	(3,871,149)	(555,052)	373,698

Net increase (decrease) in net assets resulting from operations	3,924,735	1,468,139	(1,137,119)	(948,401)

Distributions to shareholders:
Net investment income	(242,010)	—	—	(30,374)
Return of capital	—	(155,936)	—	(7)

Total distributions to shareholders	(242,010)	(155,936)	—	(30,381)

Capital share transactions:
Net increase in net assets resulting from net change in capital share transactions(a)	35,700,458	47,195,706	10,794,891	13,001,087

Total increase in net assets from capital share transactions	35,700,458	47,195,706	10,794,891	13,001,087

Total increase in net assets	39,383,183	48,507,909	9,657,772	12,022,305

Net assets:
Beginning of year	93,585,304	45,077,395	32,124,758	20,102,453

End of year	$132,968,487	$93,585,304	$41,782,530	$32,124,758

Undistributed net investment income, end of year	$—	$—	$—	$—

(a)  Summary of capital share transactions is as follows:

	Evolution Market Leaders Fund				Evolution Alternative Investment Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	August 31, 2011		August 31, 2010		August 31, 2011		August 31, 2010
	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Shares sold	11,322,168	$158,854,601	9,801,573	$119,914,890	4,757,580	$77,961,447	2,335,415	$36,496,354
Shares issued in reinvestment of distributions	17,176	$242,010	12,824	$155,936	—	$—	1,912	$30,381
Shares redeemed	(8,843,764)	$(123,396,153)	(5,935,536)	$(72,875,120)	(4,146,064)	$(67,166,556)	(1,511,777)	$(23,525,648)

Net increase	2,495,580	$35,700,458	3,878,861	$47,195,706	611,516	$10,794,891	825,550	$13,001,087

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  21

Financial Highlights

												RATIOS TO AVERAGE NET ASSETS
														Net
			Net Realized	Net Increase										Investment
	Net Asset	Net	and	(Decrease)	Dividends	Distributions			Net Asset					Income (Loss)
	Value,	Investment	Unrealized	in Net Asset	from Net	from	Return		Value,		Net Assets,			After Expense	Portfolio
	Beginning	Income	Gain (Loss)	Value Resulting	Investment	Realized	of Capital	Total	End of	Total	End of	Total	Net	Reimbursement/	Turnover
	of Year/Period	(Loss)[2]	on Investments	from Operations	Income	Capital Gains	Distribution	Distributions	Year/Period	Return[3]	Year/Period (,000)	Expenses[1]	Expenses[1]	Recoupment[1]	Rate[4]

Evolution Managed Bond Fund
Year Ended August 31, 2011	$17.54	$0.25	$(0.02)	$0.23	$(0.23)	$—	$—	$(0.23)	$17.54	1.36%	$63,142	1.91%	1.91%	1.48%	506%
Year ended August 31, 2010	16.57	0.34	0.93	1.27	(0.30)	—	—	(0.30)	17.54	7.78%	52,759	1.91%	1.91%	2.02%	390%
Year ended August 31, 2009	16.41	0.37	0.12	0.49	(0.33)	—	—	(0.33)	16.57	3.04%	47,765	1.88%	1.87%	2.32%	425%
Year ended August 31, 2008	16.83	0.59	(0.30)	0.29	(0.71)	—	—	(0.71)	16.41	1.78%	26,242	1.90%	1.75%	3.51%	439%
Year ended August 31, 2007	17.45	0.64	(0.51)	0.13	(0.75)	—	—	(0.75)	16.83	0.76%	39,736	1.75%	1.75%	3.70%	914%
Evolution All-Cap Equity Fund
Year Ended August 31, 2011	12.04	(0.14)	2.00	1.86	—	—	—	—	13.90	15.45%	20,445	1.90%	1.90%	(0.96%)	1,415%
Year ended August 31, 2010	14.83	(0.09)	(2.70)	(2.79)	—	—	—	—	12.04	(18.81%)	11,355	1.90%	1.90%	(0.65%)	1,677%
Year ended August 31, 2009	18.55	(0.07)	(3.65)	(3.72)	—	—	—	—	14.83	(20.05%)	43,472	1.87%	1.85%	(0.48%)	1,977%
Year ended August 31, 2008	24.31	(0.06)	(1.96)	(2.02)	—	(3.74)	—	(3.74)	18.55	(10.07%)	35,137	1.84%	1.75%	(0.27%)	1,374%
Year ended August 31, 2007	22.75	0.03	2.67	2.70	(0.19)	(0.95)	—	(1.14)	24.31	12.03%	64,247	1.69%	1.69%	0.10%	885%
Evolution Market Leaders Fund
Year Ended August 31, 2011	11.92	(0.11)	1.07	0.96	(0.03)	—	—	(0.03)	12.85	8.04%	132,968	1.90%	1.90%	(0.76%)	781%
Year ended August 31, 2010	11.35	(0.04)	0.64	0.60	(0.03)	—	—	(0.03)	11.92	5.29%	93,585	1.90%	1.90%	(0.33%)	1,239%
Year ended August 31, 2009	16.68	(0.02)	(5.31)	(5.33)	—	—	—	—	11.35	(31.95%)	45,077	1.95%	1.90%	(0.16%)	1,697%
Year ended August 31, 2008	18.80	0.07	(2.10)	(2.03)	(0.06)	—	(0.03)	(0.09)	16.68	(10.86%)	17,298	1.96%	1.75%	0.38%	1,191%
Year ended August 31, 2007	18.12	(0.03)	0.78	0.75	(0.07)	—	—	(0.07)	18.80	4.06%	31,637	1.85%	1.75%	(0.17%)	886%
Evolution Alternative Investment Fund
Year Ended August 31, 2011	15.15	(0.15)	0.29	0.14	—	—	—	—	15.29	0.92%	41,783	1.90%	1.90%	(0.95%)	1,073%
Year ended August 31, 2010	15.52	(0.10)	(0.25)	(0.35)	(0.02)	—	—	(0.02)	15.15	(2.26%)	32,125	1.90%	1.90%	(0.66%)	879%
Year ended August 31, 2009	17.63	(0.02)	(1.47)	(1.49)	(0.62)	—	—	(0.62)	15.52	(8.35%)	20,102	1.99%	1.90%	(0.10%)	785%
Year ended August 31, 2008	20.48	0.45	(2.60)	(2.15)	(0.06)	(0.64)	—	(0.70)	17.63	(10.77%)	25,037	1.89%	1.75%	2.32%	777%
Year ended August 31, 2007	20.65	0.32	(0.03)	0.29	(0.32)	(0.14)	—	(0.46)	20.48	1.35%	46,115	1.72%	1.75%	1.46%	824%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment to take advantage of anticipated changes in market conditions.

22  DIREXION ANNUAL REPORT

Direxion Funds
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2011

1.	ORGANIZATION

Direxion Funds (the “Trust”) was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 30 series in operation of which four are included in this report, the Evolution Managed Bond Fund, the Evolution All-Cap Equity Fund, the Evolution Market Leaders Fund and the Evolution Alternative Investment Fund (each a “Fund” and collectively, the “Funds”). Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act.

The Evolution Managed Bond Fund seeks the high appreciation on an annual basis consistent with a high tolerance for risk by investing at least 80% of its assets (plus any borrowing for investment purposes) in fixed-income securities indirectly through securities that invest in or are a derivative of fixed-income securities, including exchange traded funds (ETFs), unit investment trusts (UITs) and closed-end and open-end investment companies. The Evolution All-Cap Equity Fund seeks the high appreciation on an annual basis consistent with a high tolerance for risk by investing at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities either directly through individual stocks and American Depository Receipts (ADRs) or indirectly through securities that invest in or are a derivative of equity securities. The Evolution Market Leaders Fund seeks high appreciation on an annual basis consistent with a high tolerance for risk by typically investing primarily in equity securities either directly or indirectly through individual stocks and ADRs or indirectly through securities that invest in or are a derivative of equity securities. The Evolution Alternative Investment Fund seeks high total return on an annual basis with the S&P 500® Index consistent with a high tolerance for risk by investing primarily in securities, including dividend-paying equities or interest bearing fixed income securities, having a low or negative correlation with the S&P 500® Index (collectively, “alternative securities”) or indirectly through securities that invest in or are a derivative of alternative securities.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by a Fund will be determined as of the time a Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). Equity securities and exchange-traded funds are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Investments in open-end mutual funds are valued at their respective quoted net asset values on the valuation dates. Futures are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available. Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by using the mean prices provided by the Fund’s pricing service or, if such services are unavailable, by a pricing matrix method. Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Fund’s pricing service provides valuation that in the judgment of Rafferty Asset Management, LLC (the “Adviser”) does not represent fair value, or the Fund or Adviser believes the market price is stale will be fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – Each Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund

DIREXION ANNUAL REPORT  23

receives, as collateral, cash and/or securities (primarily U.S. Government securities) whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Funds were not invested in repurchase agreements at August 31, 2011.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). The Fund’s obligations are accrued daily (offset by any amounts owed to the Funds.)

In a “long” swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amount. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.

The Funds collateralize swap agreements with cash and certain securities as indicated on the Schedule of Investments of each of the Funds, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Funds. The Funds do not net collateral. In the event of a default by the counterparty, the Funds will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Funds are regularly collateralized either directly with the Funds or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty to the extent that posted collateral is insufficient. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Adviser. The financial statements of these counterparties are available by accessing the SEC’s website, at www.sec.gov.

The Funds were not invested in swap contracts at August 31, 2011.

d) Short Positions – Each Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of short positions may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the

24  DIREXION ANNUAL REPORT

1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Funds were not invested in short positions at August 31, 2011.

e) Stock Index Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Funds were not invested in options on futures contracts at August 31, 2011.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate all cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions.

g) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

h) Security Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

i) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income. No provision for federal income taxes has been made.

j) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund’s respective daily net assets. For additional discussion on expenses refer to Note 4.

k) Distributions to Shareholders – Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

DIREXION ANNUAL REPORT  25

The tax character of distributions for the Funds during the years ended August 31, 2011 and August 31, 2010 were as follows:

	Evolution Managed		Evolution All-Cap
	Bond Fund		Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,
	2011	2010	2011	2010

Distributions paid from:
Ordinary Income	$911,640	$929,653	$—	$—
Long-Term Capital Gains	—	—	—	—
Return of Capital	—	—	—	—

Total Distributions paid	$911,640	$929,653	$—	$—

	Evolution Market
	Leaders Fund		Evolution Alternative Investment Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,
	2011	2010	2011	2010

Distributions paid from:
Ordinary Income	$242,010	$—	$—	$30,374
Long-Term Capital Gains	—	—	—	—
Return of Capital	—	155,936	—	7

Total Distributions paid	$242,010	$155,936	$—	$30,381

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2011. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

As of August 31, 2011, the components of distributable earnings of the Funds on a tax basis were as follows:

	Evolution	Evolution	Evolution	Evolution
	Managed	All-Cap	Market	Alternative
	Bond Fund	Equity Fund	Leaders Fund	Investment Fund

Tax cost of investments	$58,927,488	$18,452,558	$82,825,917	$12,954,747
Gross unrealized appreciation	4,253,585	854,090	2,830,416	536,811
Gross unrealized depreciation	(1,542,094)	(1,904,596)	(2,818,764)	(560,763)

Net unrealized appreciation/(depreciation)	$2,711,491	$(1,050,506)	$11,652	$(23,952)

Undistributed ordinary income	573,365	—	—	—
Undistributed long-term capital gain	—	—	—	—

Total distributable earnings	573,365	—	—	—

Other accumulated gain/(loss)	(3,182,877)	(19,140,221)	(870,886)	(9,680,717)

Total accumulated earnings/(loss)	$101,979	$(20,190,727)	$(859,234)	$(9,704,669)

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of capital loss carryforwards and post-October capital loss deferrals.

26  DIREXION ANNUAL REPORT

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income and realized gain and losses under GAAP and tax reporting:

	Net Investment	Realized	Capital
	Income (Loss)	Gain (Loss)	Stock

Evolution Managed Bond Fund	182,220	(182,220)	—
Evolution All-Cap Equity Fund	175,663	188	(175,851)
Evolution Market Leaders Fund	939,360	(376,676)	(562,684)
Evolution Alternative Investment Fund	432,839	(295,066)	(137,773)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to net operating losses and dividend reclasses.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve-month period ending October 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year any net capital losses incurred between November 1 and the end of their fiscal year, August 31, 2011.

At August 31, 2011, the following funds deferred, on a tax basis, post-October losses of:

Evolution Managed Bond Fund	$—
Evolution All-Cap Equity Fund	—
Evolution Market Leaders Fund	307,700
Evolution Alternative Investment Fund	1,510,059

At August 31, 2011, the following funds had capital loss carryforwards on a tax basis of:

	Expires
	8/31/2014	8/31/2015	8/31/2016	8/31/2017	8/31/2018	8/31/2019	Total

Evolution Managed Bond Fund	$560,526	$586,831	$1,226,623	$743,352	$—	$—	$3,117,332
Evolution All-Cap Equity Fund	—	—	3,893,085	8,377,957	4,229,896	2,415,329	18,916,267
Evolution Market Leaders Fund	—	—	—	—	—	—	—
Evolution Alternative Investment Fund	—	—	1,031,582	6,768,541	—	99,925	7,900,048

Capital Loss Utilized:	8/31/2011

Evolution Managed Bond Fund	$522,481
Evolution Market Leaders Fund	1,998,069

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds’ financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position take or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2011, open Federal and state income tax years include the tax years ended August 31, 2008, August 31, 2009 and August 31, 2010 and August 31, 2011. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be

DIREXION ANNUAL REPORT  27

required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital los carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

l) Credit Facility – U.S. Bank, N.A. (“U.S. Bank”) had made available to Funds a credit facility pursuant to a Line of Credit Agreement (“Line of Credit”) for meeting redemption requests. The following funds utilized the Line of Credit during the year ended August 31, 2011:

			Maximum Amount
	Available Borrowing	Outstanding	Outstanding during	Average
	(Lesser of 33 1/3% of	Balance as of	the Year Ended	Daily	Interest	Borrowings
	Fund’s Net Assets or)	August 31, 2011	August 31, 2011	Balance	Expense	Charged At

Evolution Managed Bond Fund	$13,000,000	$—	$13,000,000	$133,660	$3,727	Prime Rate less 1/2%
Evolution All-Cap Equity Fund	2,500,000	—	2,500,000	6,849	191	Prime Rate less 1/2%
Evolution Market Leaders Fund	22,000,000	—	5,500,000	44,929	1,253	Prime Rate less 1/2%
Evolution Alternative Investment Fund	8,500,000	—	8,500,000	25,781	719	Prime Rate less 1/2%

m) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

n) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

During the year ended August 31, 2011, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) were:

	Purchases	Sales

Evolution Managed Bond Fund	$332,030,046	$321,580,302
Evolution All-Cap Equity Fund	235,976,727	226,012,650
Evolution Market Leaders Fund	838,951,907	852,504,577
Evolution Alternative Investment Fund	381,615,126	391,719,519

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser receives a fee, computed daily and payable monthly, applied to each Fund’s average daily net assets at the annual rates presented below:

Evolution Managed Bond Fund	1.00%
Evolution All-Cap Equity Fund	1.00%
Evolution Market Leaders Fund	1.00%
Evolution Alternative Investment Fund	1.00%

In addition, the Adviser has entered into sub-advisory agreements relating to the Funds whereby the sub-advisor, Flexible Plan Investments, Ltd., will direct investment activities of the Funds. The Adviser pays, out of the management fees it receives from the Funds, a fee for these sub-advisory services.

Operating Services Agreement: The Funds have entered into an Operating Services Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following:

28  DIREXION ANNUAL REPORT

management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds.

In consideration for the services rendered pursuant to the Agreement, the Funds will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee. The monthly fee is calculated on an annualized basis on the average net assets of each Fund and the below amount:

Evolution Managed Bond Fund	0.50%
Evolution All-Cap Equity Fund	0.50%
Evolution Market Leaders Fund	0.50%
Evolution Alternative Investment Fund	0.50%

Distribution Expenses: Shares of the Funds are subject to an annual Rule 12b-1 fee equal to 0.25% of the average daily net assets.

Shareholder Servicing Fees: The Board has also authorized each Fund’s shares to pay a shareholder servicing fee of 0.15% of each Fund’s average daily net assets. The Trust, on behalf of each Fund, pays the fee to financial institutions and other persons who provide services for and maintain shareholder accounts.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principle underwriter of the Funds, and acts as the Funds’ distributor in a continuous public offering of the Funds’ shares. There were no Rule 12b-1 fees retained by the Distributor for the year ended August 31, 2011. The Distributor is an affiliate of the Adviser.

5.	VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities

Level 2 - Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The follow is a summary of the inputs used to value the Funds’ net assets as of August 31, 2011:

	Evolution Managed Bond Fund
Asset Class	Level 1	Level 2	Level 3	Total

Investment Companies — Fixed Income	$61,638,979	$—	$—	$61,638,979
Other Financial Instruments*	$6,932	$—	$—	$6,932

	Evolution All-Cap Equity Fund
Asset Class	Level 1	Level 2	Level 3	Total

Equity Securities	$14,292,947	$—	$—	$14,292,947
Investment Companies — Equity	$1,426,974	$—	$—	$1,426,974
Investment Companies — Fixed Income	$1,682,131	$—	$—	$1,682,131
Other Financial Instruments*	$(9,912)	$—	$—	$(9,912)

	Evolution Market Leaders Fund
Asset Class	Level 1	Level 2	Level 3	Total

Equity Securities	$17	$—	$—	$17
Investment Companies — Equity	$33,463,940	$—	$—	$33,463,940
Investment Companies — Fixed Income	$49,373,612	$—	$—	$49,373,612

DIREXION ANNUAL REPORT  29

	Evolution Alternative Investment Fund
Asset Class	Level 1	Level 2	Level 3	Total

Investment Companies — Equity	$12,930,795	$—	$—	$12,930,795
Other Financial Instruments*	$(11,846)	$—	$—	$(11,846)

For further detail on each asset class, see the Schedule of Investments.

*	Other financial instruments include exchange-traded futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

There were no significant transfers between Level 1 and Level 2 securities.

6.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments which establish disclosure requirement for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of August 31, 2011, the Funds were invested in futures contracts and equity swap contracts.

At August 31, 2011, the fair value of derivatives instruments were as follows:

Asset derivatives[1]
		Interest rate risk	Equity risk	Total

Evolution Managed	Futures contracts*	$6,932	$—	$6,932

Bond Fund	Total	$6,932	$—	$6,932

[1]	Statement of Assets and Liabilities location: Variation margin receivable.
*	Cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.
Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

Liability derivatives[1]
		Interest rate risk	Equity risk	Total

Evolution All-Cap	Futures contracts*	$—	$9,912	$9,912

Equity Fund	Total	$—	$9,912	$9,912

Evolution Alternative	Futures contracts*	$—	$11,846	$11,846

Investment Fund	Total	$—	$11,846	$11,846

[1]	Statement of Assets and Liabilities location: Variation margin payable.
*	Cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.
Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

30  DIREXION ANNUAL REPORT

Transactions in derivative instruments during the year ended August 31, 2011, were as follows:

		Interest rate	Equity
		risk	risk	Total

Evolution Managed	Realized gain (loss)[1]
Bond Fund	Futures contracts	$88,617	$—	$88,617

	Total realized gain (loss)	$88,617	$—	$88,617

	Change in unrealized appreciation (depreciation)[2]
	Futures contracts	$6,932	$—	$6,932

	Total change in unrealized appreciation (depreciation)	$6,932	$—	$6,932

Evolution All-Cap	Realized gain (loss)[1]
Equity Fund	Futures contracts	$—	$555,265	$555,265

	Total realized gain (loss)	$—	$555,265	$555,265

	Change in unrealized appreciation (depreciation)[2]
	Futures contracts	$—	$(16,425)	$(16,425)

	Total change in unrealized appreciation (depreciation)	$—	$(16,425)	$(16,425)

Evolution Alternative	Realized gain (loss)[1]
Investment Fund	Futures contracts	$—	$153,793	$153,793

	Total realized gain (loss)	$—	$153,793	$153,793

	Change in unrealized appreciation (depreciation)[2]
	Futures contracts	$—	$11,179	$11,179

	Total change in unrealized appreciation (depreciation)	$—	$11,179	$11,179

[1]	Statement of Operations location: Net realized gain (loss) on futures.
[2]	Statement of Operations location: Change in unrealized appreciation (depreciation) on futures.

For the year ended August 31, 2011, the volume of the derivatives held by the Funds were as follows:

	Quarterly Average Gross Notional Amounts
	Long Futures	Short Futures
	Contracts	Contracts

Evolution Managed Bond Fund	$1,360,133	$—
Evolution All-Cap Equity Fund	1,126,225	2,986,052
Evolution Market Leaders Fund	—	—
Evolution Alternative Investment Fund	1,367,507	1,786,507

The Funds utilized this volume of derivatives as a substitute for investing in comparable positions in underlying securities and/or as a means to limit exposures of a Fund’s position. During the year ended August 31, 2011, both the Evolution All-Cap Equity Fund and the Evolution Alternative Investment Fund maintained a consistent volume of its investments in long futures contracts during the first half of the year while shifting to investments in short future contracts towards the end of the year. The Evolution Managed Bond Fund began investing in long future contracts towards the last half of the year.

7.	NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an update to improve disclosure about fair value measurements. This update required additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales must be shown on a gross basis in the Level 3 rollforward rather than as one net number.

The effective date of this guidance is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases and sales on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Funds have disclosed the applicable requirements of the accounting standard in their financial statements.

DIREXION ANNUAL REPORT  31

In April 2011, FASB issued an update intended to improve the accounting for repurchase and other similar agreements. Specifically, the update modifies the criteria for determining when these agreements would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements or footnote disclosures, if any.

In May 2011, FASB issued an update to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards. This update will require reporting entities to discloses the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the update will require reporting entities to make disclosure about amounts and reason for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of this update and the impact it will have to the financial statements or footnote disclosures, if any.

8.	SUBSEQUENT EVENTS

The Funds follow authoritative standards for accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

32  DIREXION ANNUAL REPORT

Direxion Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Direxion Funds:

We have audited the accompanying statements of assets and liabilities of the Evolution Managed Bond Fund, Evolution All-Cap Equity Fund, Evolution Market Leaders Fund, and Evolution Alternative Investment Fund (four of the series of the Direxion Funds) (the “Funds”), including the schedules of investments, as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned four of the series of Direxion Funds at August 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 21, 2011

DIREXION ANNUAL REPORT  33

Additional Information
(Unaudited)

For the year ended August 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified income was 100% in the Evolution Managed Bond Fund and 0% in the Evolution Market Leaders Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2011 was 100% in the Evolution Managed Bond Fund and 0% in the Evolution Market Leaders Fund.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

34  DIREXION ANNUAL REPORT

Investment Advisory and Subadvisory Agreements Approvals

Provided below is a summary of certain of the factors the Board considered at its August 17, 2011 Board meeting in renewing, as applicable: (1) the Advisory Agreement between Rafferty Asset Management (“Rafferty”) and the Direxion Funds (the “Trust”), on behalf of the Evolution All-Cap Equity Fund, Evolution Alternative Investment Fund, Evolution Managed Bond Fund and Evolution Market Leaders Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust; and (2) the Subadvisory Agreement between Rafferty and Flexible Plan Investments, Inc. (“Flexible”) on behalf of the Funds. The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory or Subadvisory Agreement (each an “Agreement” and collectively, the “Agreements”) and each Trustee may have afforded different weight to the various factors.

In determining whether to approve the continuance of the Agreements, the Board considered the best interests of each Fund separately. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise. While the Agreements for all of the Funds were considered at the same Board meeting, the Board considered each Fund’s investment advisory and subadvisory relationship separately. In each instance, the Board considered, among others, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to Rafferty or Flexible, if such information was provided; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty and Flexible with other clients (such as pension funds and other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Rafferty or Flexible from its relationship with the Funds.

Nature, Extent and Quality of Services Provided.  The Board reviewed the nature, extent and quality of the services provided or to be provided under the Advisory Agreement by Rafferty. The Board noted that Rafferty has provided services to the Trust since its inception and has developed an expertise in managing the Funds. The Board also noted that Rafferty trades efficiently with low commission schedules, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Funds and meet its expense reimbursement obligations, if any. The Board also considered that Rafferty utilizes the services of an independent compliance consulting firm and that reports from the chief compliance officer are provided to the Board at its regularly scheduled quarterly Board meetings. The Board considered that Rafferty oversees all aspects of the operation of the Funds, including oversight of the Funds’ service providers and Flexible. Regarding the Subadvisory Agreement with Flexible, the Board noted that Flexible utilizes the Funds as the primary investments for its separate account clients. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty and Flexible to the Funds under the Agreements were fair and reasonable.

Performance of the Funds. The Board evaluated the performance of each Fund relative to: (1) its benchmark index for year-to-date, one-year and since inception periods ended June 30, 2011, where applicable; and (2) the average performance of the relevant Morningstar peer fund universe for monthly and annual periods ended June 30, 2011.

With respect to the Evolution All-Cap Equity Fund, the Board considered management’s description of the performance of the Morningstar universe of long/short equity funds. The Board also considered that as of June 30, 2011, the Fund outperformed the average of its relevant Morningstar peer funds for the year-to-date and one-year periods, but underperformed for the three-year and five-year periods. In this regard, the Board noted Flexible’s representation that the Fund’s long-term underperformance was in part due to previous defensive cash positions and significant shareholder redemptions that, coupled with intraday market volatilities, detracted from the Fund’s investment performance.

With respect to the Evolution Alternative Investment Fund, the Board considered management’s description of the performance of the Morningstar universe of multi-alternative funds. The Board also considered that as of June 30, 2011, the Fund underperformed the average of its relevant Morningstar peer funds for all periods presented. In this regard, the Board noted Flexible’s representation that it recently changed its asset allocation methodology for the Fund.

With respect to the Evolution Managed Bond Fund, the Board considered management’s description of the performance of the Morningstar universe of intermediate-term bond funds. The Board also considered that as of June 30, 2011, the Fund underperformed the average of its relevant Morningstar peer funds for all periods presented. In this regard, the Board noted

DIREXION ANNUAL REPORT  35

Flexible’s representation that the Fund’s underperformance was in part due to its overweight in certain underperforming sectors and its use of an active futures overlay that the Fund no longer uses.

With respect to the Evolution Market Leader Fund, the Board considered management’s description of the performance of the Morningstar universe of world-stock funds. The Board also considered that as of June 30, 2011, the Fund underperformed the average of its relevant Morningstar peer funds for all periods presented. In this regard, the Board noted Flexible’s representation that the Fund’s underperformance was in part due to its overweight in certain underperforming sectors and recent temporary defensive positions that it has taken.

Costs of Services Provided to the Funds and Profits Realized.  The Board considered the overall fees paid to Rafferty on an annual basis since each Fund’s commencement of operations, including any fee waivers and recoupment of fees previously waived. The Board also considered the fees that Rafferty charges for the services that it provides to a pooled trading vehicle for domestic hedge funds. In addition, the Board considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual Funds. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Advisory Agreement were fair and reasonable.

In considering the fees paid by Rafferty to Flexible, the Board noted that the Evolution Funds are offered to Flexible’s clients in wrap account advisory programs. The Board also noted that, in some cases, Flexible uses the fees it receives from the Funds to reduce the asset-based fees that it charges clients for providing investment advisory services. In addition, the Board discussed: (1) the fees and expenses charged to the Evolution Managed Bond Fund; and (2) a potential waiver of Rafferty’s management fee and/or the subadvisory fees paid to Flexible on behalf of the Fund in order to reduce the total operating expenses of the Fund. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreements were fair and reasonable.

Economies of Scale.  The Board considered Rafferty’s representation that it believes that asset levels at this time are not sufficient to achieve economies of scale or warrant a reduction in fee rates or the addition of breakpoints. Rafferty noted that it was continuing to work on its sales and marketing efforts to raise additional assets. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the reduction in fee rates or additions of breakpoints were not necessary at this time.

Other Benefits.  The Board considered Rafferty’s representation that its relationship with the Funds has permitted Rafferty to attract business to its non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. In addition, the Board considered that Flexible has greater access to certain trust platforms due to its subadvisory services to the Funds. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits were fair and reasonable.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreements for the Funds were fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreements.

36  DIREXION ANNUAL REPORT

Direxion Funds
TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

# of Portfolios
in Direxion
Family of
Investment
		Term of Office		Companies	Other Trusteeships/
	Position(s)	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Held with Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee

Lawrence C. Rafferty(1) Age: 68	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	165	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees

				# of Portfolios
				in Direxion
				Family of
				Investment
	Position(s)	Term of Office		Companies	Other Trusteeships/
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee

Daniel J. Byrne Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Florida Inc. (formerly, Byrne Securities Inc.), 1992-present.	165	None.

Gerald E. Shanley III
Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	165	None.

John Weisser
Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	165	Director, MainStay VP Fund Series, The MainStay Funds, The MainStay Funds Trust; Director ICAP Funds, Inc; Director, Eclipse Funds, Inc., Eclipse Funds; (66 Funds Total)

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)	The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 30 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 51 of the 134 funds currently registered with the SEC.

DIREXION ANNUAL REPORT  37

Direxion Funds
TRUSTEES AND OFFICERS

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

# of Portfolios
in the Direxion
Family of
Investment
	Position(s)	Term of Office		Companies	Other Trusteeships/
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee

Daniel D. O’Neill(1) Age: 43	President;	One Year; Since 1999	Managing Director of Rafferty, 1999-present.	134	N/A

	Chief Operating Officer and Chief Investment Officer	One Year; Since 2006

Christopher Lewis Age: 40	Chief Compliance Officer	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009 – present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A

Patrick J. Rudnick 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 37	Principal Financial Officer and Treasurer	One Year; Since 2010	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl Age: 35	Secretary[3]	One Year; Since 2011	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May-August 2009; Summer Associate at Foley & Lardner, LLP, May-August 2008; Vice President, U.S. Bancorp Fund Services, LLC, November 2003-August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.

(2)	The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 30 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 51 of the 134 funds currently registered with the SEC.

(3)	Ms. Brickl replaced Eric W. Falkeis as Secretary effective August 17, 2011.

38  DIREXION ANNUAL REPORT

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PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,
•	Mail, e-mail, the telephone and our website, and
•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.
•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

DIREXION ANNUAL REPORT  PN-1

ANNUAL REPORT AUGUST 31, 2011

Adviser
Rafferty Asset Management, LLC
33 Whitehall St. 10th Floor
New York, NY 10004

Sub-Advisor
Flexible Plan Investments, Ltd.
3883 Telegraph Road
Bloomfield Hills, MI 48302

Administrator, Transfer Agent, Dividend Paying
Agent & Shareholding Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian
U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue
Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Funds file its complete schedule of portfolio holdings with the Commission for the first and third quarter of each fiscal year on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT AUGUST 31, 2011

HCM Freedom Fund

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

HCM Freedom Fund

Letter to Shareholders	3

Performance Summary	4

Expense Example	5

Allocation of Portfolio Holdings	6

Schedule of Investments	7

Financial Statements	8

Financial Highlights	11

Notes to the Financial Statements	12

Report of Independent Registered Public Accounting Firm	20

Additional Information	21

Investment Advisory and Subadvisory Agreements Approvals	22

Information on Board of Trustees and Officers	24

Letter to Shareholders

Dear Shareholders,

This Annual Report for the HCM Freedom Fund covers the period from September 1, 2010 to August 31, 2011 (the “Annual Period”). Horizon Capital Management, Inc. serves as the sub-advisor to the Fund. For the Annual Period, the Fund, which seeks long term capital appreciation with lower volatility than the overall market, returned 2.88% on a total return basis. During the Annual Period, the equity markets continued a bull rally until mid-February, 2011. Since then, concerns over the sovereign debt situation in Europe have deepened; especially during the last two months of the Annual Period, where the S&P fell as much as 17.45%. U.S. Treasuries rallied substantially over the period in a flight to safety and away from Europe; even as U.S. debt received its first downgrade in history by S&P. Concerns over U.S. debt and low interest rates drove the U.S. Dollar lower. Gold and silver soared to new highs due to fear and a weak dollar; while oil rallied to over $110 per barrel, then fell to finish the period at $89. Other commodities such as grains and livestock have been volatile due to draught and other natural disasters.

Equities:
The Annual Period was marked by strong equity returns on the back of an improving global economic outlook. Equities were levied by strong earnings and future growth prospects driven, in part, by cheap corporate lending rates and large cash asset positions. Equities suffered late in the fiscal year due to increased volatility, driven by a sputtering global economy. As global investors look for safe haven investments, active managers started to take money off the table and looked to cash and sovereign debt assets for safety.

Fixed Income:
Interest rates in the developed world remain at record lows. As the global economic outlook improved, investors turned their attention to risky fixed income assets, hoping to generate some yield in their portfolios. In the US, the Federal Reserve signaled to the global economy interest rates would remain depressed for an extended period of time. This in turn has forced yield hungry investors to look at riskier fixed income assets like high yield and bank loans. It was a tough year for fixed income portfolio managers as the yield curve continued to flatten limiting their options for producing outsized returns over their benchmarks.

The HCM Freedom Fund is benchmarked to the S&P 500 Index. The fund returned 2.88% during the Annual Period, as compared to the benchmark return of 18.50%. The portfolio management team has taken a very bearish view on the global economy, and in turn has positioned the portfolio very defensively. A large allocation to cash and low risk fixed income type instruments has dominated the portfolio for an extended period of time.

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Best Regards,

Daniel O’Neill	Dexter Lyons	Mark Thomas
Chief Investment Officer	Horizon Capital Management, Inc.	Horizon Capital Management, Inc.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

The views in this report were those of the Adviser as of August 31, 2011 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

To obtain performance data current to the most recent month-end, please call, toll-free,1-800-851-0511 or visit www.direxionfunds.com.

The total annual fund operating expense ratio of the HCM Freedom Fund, net of any fee, waivers or expense reimbursements is 2.79%.

The total annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses that the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual operating expense ratio would be 2.35%.

An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment. An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxionfunds.com. The prospectus should be read carefully before investing.

Distributed by: Rafferty Capital Markets, LLC
Date of First Use: October 21, 2011

HCM Freedom Fund
December 7, 20041 - August 31, 2011 (Unaudited)

	Average Annual Total Return[2]
				Since
	1 Year	3 Year	5 Year	Inception

HCM Freedom Fund	2.88%	5.55%	2.63%	0.55%

S&P 500 Index	18.50%	0.54%	0.78%	2.61%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P 500 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

	%
Investment Type	Net Assets

Swap Contracts	(1.4%	)

Total Exposure	(1.4%	)

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2011.

4  DIREXION ANNUAL REPORT

Expense Example
August 31, 2011 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (March 1, 2011 — August 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION ANNUAL REPORT  5

Expense Example Table
August 31, 2011 (Unaudited)

		Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio[1]	March 1, 2011	August 31, 2011	Period[2]

HCM Freedom Fund
Based on actual fund return	2.35%	$1,000.00	$1,000.70	$11.85
Based on hypothetical 5% return	2.35%	1,000.00	1,013.36	11.93

[1]	Annualized
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/period, then divided by 365.

Allocation of Portfolio Holdings
August 31, 2011 (Unaudited)

	Cash*	Swaps		Total

HCM Freedom Fund	100%	0	%**	100%

*	Cash, cash equivalents and other assets less liabilities.
**	Percentage is lass than 0.5%

6  DIREXION ANNUAL REPORT

HCM Freedom Fund
Schedule of Investments
August 31, 2011

Value

No reportable investments.
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%	26,348,194

TOTAL NET ASSETS - 100.0%	$26,348,194

Percentages are stated as a percent of net assets.

HCM Freedom Fund
Short Equity Swap Contracts
August 31, 2011

		Number of	Notional	Interest Rate	Termination	Unrealized
Counterparty	Reference Entity	Contracts	Amount	Paid	Date	Depreciation

Credit Suisse Capital, LLC	Amazon.com, Inc.	1,675	$300,044	(0.09%)	9/24/2012	$(60,474)

The accompanying notes are an integral part of these financial statements.
7  DIREXION ANNUAL REPORT

Statement of Assets and Liabilities
August 31, 2011

HCM Freedom
Fund

Assets:
Cash	$26,463,258

Total assets	26,463,258

Liabilities:
Payables:
Unrealized depreciation on swaps	60,474
Accrued investment advisory fees	23,948
Accrued distribution expense	18,158
Accrued operating services fees	12,484

Total liabilities	115,064

Net Assets	$26,348,194

Net Assets Consist Of:
Capital stock	$45,331,129
Undistributed net investment income	152,149
Accumulated net realized loss	(19,074,610)
Net unrealized depreciation on:
Swaps	(60,474)

Total Net Assets	$26,348,194

Calculation of Net Assets Value Per Share:
Net Assets	$26,348,194
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	1,740,560
Net asset value, redemption and offering price per share	$15.14

The accompanying notes are an integral part of these financial statements.
8  DIREXION ANNUAL REPORT

Statement of Operations
For the Year Ended August 31, 2011

HCM Freedom
Fund

Investment Income:
Dividend income	$1,100,489
Interest income	4,013

Total investment income	1,104,502

Expenses:
Investment advisory fees	276,140
Distribution expenses	220,911
Operating services fees	151,877

Total expenses	648,928

Net investment income	455,574

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	840,539
Futures	(66,649)

773,890

Capital gain distributions from regulated investment companies	47,131

Change in unrealized appreciation (depreciation) on:
Investments	(417,371)
Swaps	(60,474)

(477,845)

Net realized and unrealized gain on investments	343,176

Net increase in net assets resulting from operations	$798,750

The accompanying notes are an integral part of these financial statements.
9  DIREXION ANNUAL REPORT

Statement of Changes in Net Assets

	HCM Freedom Fund
	Year Ended	Year Ended
	August 31, 2011	August 31, 2010

Increase (Decrease) in net assets from:
Operations:
Net investment income	$455,574	$1,944,417
Net realized gain on investments	773,890	1,727,358
Capital gain distributions from regulated investment companies	47,131	—
Change in net unrealized appreciation (depreciation) on investments	(477,845)	(849,521)

Net increase in net assets resulting from operations	798,750	2,822,254

Distributions to shareholders:
Net investment income	(862,997)	(1,474,611)

Total distributions to shareholders	(862,997)	(1,474,611)

Capital share transactions:
Net increase (decrease) in net assets resulting from net change in capital share transactions(a)	(1,526,530)	1,382,209

Total increase (decrease) in net assets from capital share transactions	(1,526,530)	1,382,209

Total increase (decrease) in net assets	(1,590,777)	2,729,852

Net assets:
Beginning of year	27,938,971	25,209,119

End of year	$26,348,194	$27,938,971

Undistributed net investment income, end of year	$152,149	$520,163

(a) Summary of capital share transactions is as follows:

	HCM Freedom Fund
	Year Ended		Year Ended
	August 31, 2011		August 31, 2010
	Shares	Value	Shares	Value

Shares sold	105,255	$1,615,292	161,023	$2,399,676
Shares issued in reinvestment of distributions	55,417	$822,386	100,636	$1,468,281
Shares redeemed	(259,160)	$(3,964,208)	(164,568)	$(2,485,748)

Net increase (decrease)	(98,488)	$(1,526,530)	97,091	$1,382,209

The accompanying notes are an integral part of these financial statements.
10  DIREXION ANNUAL REPORT

Financial Highlights

												RATIOS TO AVERAGE NET ASSETS
														Net
			Net Realized	Net Increase										Investment
	Net Asset	Net	and	(Decrease)	Dividends	Distributions			Net Asset		Net Assets,			Income (Loss)
	Value,	Investment	Unrealized	in Net Asset	from Net	from	Return		Value,		End of			After Expense	Portfolio
	Beginning	Income	Gain (Loss)	Value Resulting	Investment	Realized	of Capital	Total	End of	Total	Year/Period	Total	Net	Reimbursement/	Turnover
	of Year/Period	(Loss)[2]	on Investments	from Operations	Income	Capital Gains	Distribution	Distributions	Year/Period	Return[3]	(,000)	Expenses[1]	Expenses[1]	Recoupment[1]	Rate[4]

HCM Freedom Fund
Year Ended August 31, 2011	$15.19	$0.25	$0.18	$0.43	$(0.48)	$—	$—	$(0.48)	$15.14	2.88%	$26,348	2.35%	2.35%	1.65%	249%
Year ended August 31, 2010	14.47	1.08	0.50	1.58	(0.86)	—	—	(0.86)	15.19	11.16%	27,939	2.35%	2.35%	7.20%	468%
Year ended August 31, 2009	14.68	0.01	0.40	0.41	(0.62)	—	—	(0.62)	14.47	2.83%	25,209	2.42%	2.43%	0.05%	1,311%
Year ended August 31, 2008	17.46	0.06	(0.70)	(0.64)	(2.14)	—	—	(2.14)	14.68	(4.43%)	25,517	2.50%	2.45%	0.35%	2,886%
Year ended August 31, 2007	18.11	0.34	(0.11)	0.23	(0.88)	—	—	(0.88)	17.46	1.32%	28,642	2.18%	2.18%	1.98%	4,042%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment to take advantage of anticipated changes in market conditions.

DIREXION ANNUAL REPORT  11

Direxion Funds
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2011

1.	ORGANIZATION

Direxion Funds (the “Trust”) was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 30 series of which 1 is included in this report: HCM Freedom Fund (the “Fund”). The Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act.

The HCM Freedom Fund’s objective is long-term capital appreciation with lower volatility than the overall market by employing a dynamic asset allocation strategy. The Fund has great flexibility in deciding in what to invest and when to invest, and may invest in a broad range of equity and fixed income securities, both domestically and internationally, as well as derivative instruments of these securities.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of the Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by the Fund will be determined as of the time the Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). Equity securities and exchange-traded funds are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Investments in open-end mutual funds are valued at their respective quoted net asset values on the valuation dates. Futures are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Over-the-counter securities are valued at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available. Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by using the mean prices provided by the Fund’s pricing service or, if such services are unavailable, by a pricing matrix method. Securities for which reliable market quotations are not readily available, the Fund’s pricing service does not provide a valuation for such securities, the Fund’s pricing service provides valuation that in the judgment of Rafferty Asset Management, LLC (the “Adviser”) does not represent fair value, or the Fund or Adviser believes the market price is stale will be fair valued as determined by the Adviser under the supervision of the Board of Trustees.

b) Repurchase Agreements – The Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund was not invested in repurchase agreements at August 31, 2011.

c) Swap Contracts – The Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). The Fund enters into master netting agreements with the counterparty. These agreements

12  DIREXION ANNUAL REPORT

calculate the obligations of the parties on a “net basis”. Consequently, the Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. However, the Fund does not offset the fair value amounts of the swap contract and the related collateral in the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund.)

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Fund will typically enter into equity swap agreements in instances where the Adviser believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Fund collateralizes swap agreements with cash and certain securities as indicated on the Schedule of Investments of the Fund. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are regularly collateralized either directly with the Fund or in a segregated account at the Custodian.

The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty to the extent that posted collateral is insufficient. The Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Adviser. The financial statements of these counterparties are available by accessing the SEC’s website, at www.sec.gov.

d) Short Positions – The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of short positions may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Fund was not invested in short positions at August 31, 2011.

DIREXION ANNUAL REPORT  13

e) Stock Index Futures Contracts and Options on Futures Contracts – The Fund may purchase and sell stock index futures contracts and options on such futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign countries. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Fund was not invested in options on futures contracts at August 31, 2011.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate all cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions.

g) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

h) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income. No provision for federal income taxes has been made.

i) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Expenses are charged to the Fund daily. Expenses are computed based on the Fund’s respective daily net assets. For additional discussion on expenses refer to Note 4.

j) Distributions to Shareholders – The Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions for the Fund during the years ended August 31, 2011 and August 31, 2010 were as follows:

	Year Ended	Year Ended
	August 31,	August 31,
	2011	2010

Distributions paid from:
Ordinary Income	$862,997	$1,474,611
Long-Term Capital Gains	—	—

Total Distributions paid	$862,997	$1,474,611

The Fund is designating as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended

14  DIREXION ANNUAL REPORT

August 31, 2011. To the extent necessary to fully distribute such capital gains, the Fund also designates earnings and profits distributed to shareholders on the redemption of shares.

As of August 31, 2011, the components of distributable earnings of the Fund on a tax basis was as follows:

HCM Freedom
Fund

Tax cost of investments	$—
Gross unrealized appreciation	—
Gross unrealized depreciation	—

Net unrealized appreciation/(depreciation)	—

Undistributed ordinary income	152,149
Undistributed long-term capital gain	—

Total distributable earnings	152,149

Other accumulated loss	(19,135,084)

Total accumulated loss	$(18,982,935)

Other accumulated gain/ (loss) is generally comprised of capital loss carryforwards, post-October capital loss deferrals and/or unrealized gain/ (loss) on derivative positions.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income and realized gain and losses under GAAP and tax reporting:

Net Investment	Realized
Income (Loss)	Gain (Loss)	Capital Stock

$39,409	$(39,409)	$—

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to dividend reclasses.

In order to meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually, net capital gains realized during a twelve-month period ending October 31. In connection with this, the Fund is permitted for tax purposes to defer into their next fiscal year any net capital losses incurred between November 1 and the end of their fiscal year, August 31, 2011.

At August 31, 2011, the Fund deferred, on a tax basis, $32,268 of post-October losses.

At August 31, 2011, the Fund had capital loss carryforwards on a tax basis of:

Expires
8/31/2014	8/31/2015	8/31/2016	8/31/2017	Total

$6,321,052	$5,679,579	$1,637,612	$5,404,099	$19,042,342

During the year ended August 31, 2011, the Fund utilized $813,880 of prior capital losses. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

The Fund follows authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and concluded that there is no effect to the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position take or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2011, open Federal and state income tax years include

DIREXION ANNUAL REPORT  15

the tax years ended August 31, 2008, August 31, 2009, August 31, 2010 and August 31, 2011. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital los carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

k) Guarantees and Indemnifications – In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnification provisions pursuant to which the Fund agrees to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Fund has not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

l) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

During the year ended August 31, 2011, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) were:

Purchases	Sales

$45,902,418	$74,181,105

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: The Fund has entered into an investment advisory agreement with the Adviser. The Adviser receives a fee, computed daily and payable monthly, applied to the Fund’s average daily net assets at an annual rate of 1.00%.

In addition, the Adviser has entered into sub-advisory agreements with Horizon Capital Management, Inc. whereby the sub-advisor will direct investment activities of the Fund. The Adviser pays, out of the management fees it receives from the Fund, a fee for these sub-advisory services.

Operating Services Agreement: The Fund has entered into an Operating Service Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds. In consideration for the services rendered pursuant to the Agreement, the Fund will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee of 0.55%. The monthly fee is calculated on an annualized basis on the average net assets of the Fund.

Distribution Expenses: Shares are subject to an annual Rule 12b-1 fee of 0.80% for the Fund’s average daily net assets.

16  DIREXION ANNUAL REPORT

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Funds and acts as the Funds’ distributor in a continuous public offering of the Fund’s shares. There were no Rule 12b-1 fees retained by the Distributor for the year ended August 31, 2011. The Distributor is an affiliate of the Adviser.

5.	VALUATION MEASUREMENTS

The Fund follows authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities
Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2011:

	HCM Freedom Fund
Asset Class	Level 1	Level 2	Level 3	Total

Other Financial Instruments*	$—	$(60,474)	$—	$(60,474)

For further detail on each asset class, see Schedule of Investments.

*	Other financial instruments are swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

There were no significant transfers between Level 1 and Level 2 securities.

6.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Fund follows authoritative standards of accounting for derivative instruments which establish disclosure requirement for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of August 31, 2011, the Fund was invested in equity swap contracts.

At August 31, 2011, the fair value of derivatives instruments were as follows:

Liability derivatives[1]
		Equity risk	Total

HCM Freedom Fund	Swap contracts	$60,474	$60,474

	Total	$60,474	$60,474

[1]	Statement of Assets and Liabilities location: Unrealized depreciation on swaps.

DIREXION ANNUAL REPORT  17

Transactions in derivative instruments during the year ended August 31, 2011, were as follows:

		Equity risk	Total

HCM Freedom Fund	Realized gain (loss)[1]
	Futures contracts	$(66,649)	$(66,649)

	Total realized gain (loss)	$(66,649)	$(66,649)

	Change in unrealized appreciation (depreciation)[2]
	Swap contracts	$(60,474)	$(60,474)

	Total change in unrealized appreciation (depreciation)	$(60,474)	$(60,474)

[1]	Statement of Operations location: Net unrealized gain (loss) on futures.
[2]	Statement of Operations location: Change in unrealized appreciation (depreciation) on swaps.

For the year ended August 31, 2011, the volume of the derivatives held by the Funds were as follows:

Short Equity Swaps
Contracts

HCM Freedom Fund	$60,001

The Fund utilizes this volume of derivatives as a substitute for investing in comparable positions in underlying securities and/or as a means to limit exposure of the Fund’s position. During the year ended August 31, 2011, the Fund invested in a short equity swap contracts towards the end of the year.

7.	NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an update to improve disclosure about fair value measurements. This update required additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales must be shown on a gross basis in the Level 3 rollforward rather than as one net number.

The effective date of this guidance is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases and sales on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Funds have disclosed the applicable requirements of the accounting standard in their financial statements.

In April 2011, FASB issued an update intended to improve the accounting for repurchase and other similar agreements. Specifically, the update modifies the criteria for determining when these agreements would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements or footnote disclosures, if any.

In May 2011, FASB issued an update to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards. This update will require reporting entities to discloses the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the update will require reporting entities to make disclosure about amounts and reason for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of this update and the impact it will have to the financial statements or footnote disclosures, if any.

18  DIREXION ANNUAL REPORT

8.	SUBSEQUENT EVENT

The Fund follows authoritative standards for accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. These standards require the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Fund has evaluated subsequent events through the issuance of the Fund’s financial statements and has determined there is no impact to the Fund’s financial statements.

DIREXION ANNUAL REPORT  19

Direxion Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Trustees of the Direxion Funds:

We have audited the accompanying statement of assets and liabilities of the HCM Freedom Fund (one of the series of the Direxion Funds) (the “Fund”), including the schedule of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Fund at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 21, 2011

20  DIREXION ANNUAL REPORT

Additional Information
(Unaudited)

For the fiscal year ended August 31, 2011 certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and growth Tax Relief Reconcilliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified income was 100% for the Fund

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2011 100% for the Fund.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT  21

Investment Advisory and Subadvisory Agreements Approvals

Provided below is a summary of certain of the factors the Board considered at its August 17, 2011 Board meeting in renewing, as applicable: (1) the Advisory Agreement between Rafferty Asset Management (“Rafferty”) and the Direxion Funds (the “Trust”), on behalf of the HCM Freedom Fund, a series of the Trust (“Fund”); and (2) the Subadvisory Agreement between Rafferty and Horizon Capital Management, Inc. (“Horizon”) on behalf of the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory or Subadvisory Agreement (each an “Agreement” and collectively, the “Agreements”) and each Trustee may have afforded different weight to the various factors. In determining whether to approve the continuance of the Agreements, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise.

The Board considered, among others, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to Rafferty or Horizon, if such information was provided; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty and Horizon with other clients (such as pension funds and other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Rafferty or Horizon from its relationship with the Fund.

Nature, Extent and Quality of Services Provided.  The Board reviewed the nature, extent and quality of the services provided or to be provided under the Advisory Agreement by Rafferty. The Board noted that Rafferty has provided services to the Trust since its inception and has developed an expertise in managing the Fund. The Board also noted that Rafferty trades efficiently with low commission schedules, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Fund and meet its expense reimbursement obligations, if any. The Board also considered that Rafferty utilizes the services of an independent compliance consulting firm and that reports from the chief compliance officer are provided to the Board at its regularly scheduled quarterly Board meetings. The Board considered that Rafferty oversees all aspects of the operation of the Fund, including oversight of the Fund’s service providers and Horizon. Regarding the Subadvisory Agreement with Horizon, the Board noted that Horizon utilizes the Fund as the primary investment for its separate account clients. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty and Horizon to the Fund under the Agreements were fair and reasonable.

Performance of the Funds.  The Board evaluated the performance of the Fund relative to: (1) its benchmark index for year-to-date, one-year and since inception periods ended June 30, 2011; and (2) the average performance of the relevant Morningstar peer fund universe for monthly and annual periods ended June 30, 2011. The Board considered management’s description of the performance of the Morningstar universe of large growth funds. The Board also considered that as of June 30, 2011, the Fund outperformed the average of its relevant Morningstar peer funds for the three-year period, but underperformed for the year-to-date, one-year and five-year periods. In this regard, the Board noted Horizon’s representation that the Fund’s underperformance was in part due to its investments in sectors that underperformed as compared to the sectors selected by its peer group funds.

Costs of Services Provided to the Funds and Profits Realized.  The Board considered the overall fees paid to Rafferty on an annual basis since the Fund’s commencement of operations, including any fee waivers and recoupment of fees previously waived. The Board also considered the fees that Rafferty charges for the services that it provides to a pooled trading vehicle for domestic hedge funds. In addition, the Board considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual Funds. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Advisory Agreement were fair and reasonable.

In considering the fees paid by Rafferty to Horizon, the Board considered the representation that the current expense ratio of the Fund is lower compared to the total cost of investing when the Fund was part of the wrap account advisory programs. The Board also considered that Horizon did not provide comparable subadvisory services to any other client. The Board

22  DIREXION ANNUAL REPORT

considered Horizon’s profits or losses for its services. In this regard, the Board in part noted Horizon’s pre-tax profits with respect to the services it provided to the Fund. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreements were fair and reasonable.

Economies of Scale.  The Board considered Rafferty’s representation that it believes that asset levels at this time are not sufficient to achieve economies of scale or warrant a reduction in fee rates or the addition of breakpoints. Rafferty noted that it was continuing to work on its sales and marketing efforts to raise additional assets. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the reduction in fee rates or additions of breakpoints were not necessary at this time.

Other Benefits.  The Board considered Rafferty’s representation that its relationship with the Fund has permitted Rafferty to attract business to its non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. In addition, the Board considered that Horizon represented that it realized no benefits other than its direct compensation. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits were fair and reasonable.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreements for the Fund were fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreements.

DIREXION ANNUAL REPORT  23

Direxion Funds
TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

# of Portfolios
in Direxion
Family of
Investment
	Position(s)	Term of Office		Companies	Other Trusteeships/
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee
Lawrence C. Rafferty(1)
Age: 68	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	165	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees

				# of Portfolios
				in Direxion
				Family of
				Investment
	Position(s)	Term of Office		Companies	Other Trusteeships/
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee
Daniel J. Byrne
Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Florida Inc. (formerly, Byrne Securities Inc.), 1992-present.	165	None.

Gerald E. Shanley III
Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	165	None.

John Weisser
Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	165	Director, MainStay VP Fund Series, The MainStay Funds, The MainStay Funds Trust; Director ICAP Funds, Inc; Director, Eclipse Funds, Inc., Eclipse Funds; (66 Funds Total)

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)	The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 30 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 51 of the 134 funds currently registered with the SEC.

24  DIREXION ANNUAL REPORT

Direxion Funds
TRUSTEES AND OFFICERS

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

# of Portfolios
in the Direxion
Family of
Investment
	Position(s)	Term of Office		Companies	Other Trusteeships/
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee
Daniel D. O’Neill(1)
Age: 43	President;	One Year; Since 1999	Managing Director of Rafferty, 1999-present.	134	N/A

	Chief Operating Officer and Chief Investment Officer	One Year; Since 2006

Christopher Lewis
Age: 40	Chief Compliance Officer	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009 – present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A

Patrick J. Rudnick 777 East Wisconsin Avenue Milwaukee, WI 53202
Age: 37	Principal Financial Officer and Treasurer	One Year; Since 2010	Vice President, U.S. Bancorp Fund Services, LLC, Since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl
Age: 35	Secretary[3]	One Year; Since 2011	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – August 2009; Summer Associate at Foley & Lardner, LLP, May – August 2008; Vice President, U.S. Bancorp Fund Services, LLC, November 2003 – August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.

(2)	The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 30 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 51 of the 134 funds currently registered with the SEC.

(3)	Ms. Brickl replaced Eric W. Falkeis as Secretary effective August 17, 2011.

DIREXION ANNUAL REPORT  25

THIS PAGE INTENTIONALLY LEFT BLANK

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,
•	Mail, e-mail, the telephone and our website, and
•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.
•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

DIREXION ANNUAL REPORT  PN-1

ANNUAL REPORT

Adviser
Rafferty Asset Management, LLC
33 Whitehall St. 10th Floor
New York, NY 10004

Sub-Advisor
HCM Sub-Advisor
Horizon Capital Management, Inc.
106 Valerie Drive
Lafayette, LA 70508

Administrator, Transfer Agent, Dividend Paying
Agent & Shareholding Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian
U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue
Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Funds file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information or the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT AUGUST 31, 2011

Spectrum Select Alternative Fund

Spectrum Global Perspective Fund

Spectrum Equity Opportunity Fund

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

Spectrum Funds

Letter to Shareholders	3

Performance Summary	5

Expense Example	8

Allocation of Portfolio Holdings	9

Schedule of Investments	10

Financial Statements	13

Financial Highlights	16

Notes to the Financial Statements	17

Report of Independent Registered Public Accounting Firm	26

Additional Information	27

Investment Advisory and Subadvisory Agreements Approvals	28

Information on Board of Trustees and Officers	30

Letter to Shareholders

Dear Shareholders,

This Annual Report for the Spectrum Funds covers the period from September 1, 2010 to August 31, 2011 (the “Annual Period”). This Report covers the Spectrum Select Alternative Fund, (the “Select Alternative Fund”), the Spectrum Global Perspective Fund (the “Global Fund”) and the Spectrum Equity Opportunity Fund (the “Equity Fund”). Hundredfold Advisors, LLC, serves as the sub-advisor to the Spectrum Funds. During the Annual Period, the equity markets continued a bull rally until mid-February, 2011. Since then, concerns over the sovereign debt situation in Europe have deepened; especially during the last two months of the Annual Period, where the S&P fell as much as 17.45%. U.S. Treasuries rallied substantially over the period in a flight to safety and away from Europe; even as U.S. debt received its first downgrade in history by S&P. Concerns over U.S. debt and low interest rates drove the U.S. Dollar lower. Gold and silver soared to new highs due to fear and a weak dollar; while oil rallied to over $110 per barrel, then fell to finish the period at $89. Other commodities such as grains and livestock have been volatile due to draught and other natural disasters.

Equities:
The Annual Period was marked by strong equity returns on the back of an improving global economic outlook. Equities were levied by strong earnings and future growth prospects driven, in part, by cheap corporate lending rates and large cash asset positions. Equities suffered late in the fiscal year due to increased volatility, driven by a sputtering global economy. As global investors look for safe haven investments, active managers started to take money off the table and looked to cash and sovereign debt assets for safety.

Fixed Income:
Interest rates in the developed world remain at record lows. As the global economic outlook improved, investors turned their attention to risky fixed income assets, hoping to generate some yield in their portfolios. In the US, the Federal Reserve signaled to the global economy interest rates would remain depressed for an extended period of time. This in turn has forced yield hungry investors to look at riskier fixed income assets like high yield and bank loans. It was a tough year for fixed income portfolio managers as the yield curve continued to flatten limiting their options for producing outsized returns over their benchmarks.

The Select Alternative Fund is benchmarked to the Merrill Lynch Master II High Yield Index and returned 6.95% during the annual period, as compared to 8.22% for the benchmark. The management team did an excellent job at mitigating risk in a tough market environment. The Select Alternative Fund’s underperformance can be attributed in large part to the underweight allocation to lower quality credit. The fund made the strategic decision to take a risk-averse approach to high risk allocations, due to a widening spread in below average credit quality instruments. The team did a good job at providing strong returns given the well-rounded portfolio of high grade, investment grade and high yield credit allocations.

The Global Fund is benchmarked to the MSCI Emerging Markets Index. The fund returned -3.02% during the Annual Period, and underperformed its benchmark by roughly 11%. The underperformance can be largely attributed to a high cash allocation throughout the year. The portfolio management team chose to take a risk-off mentality, as concern over the global economy heavily influenced their opinion on emerging markets. One of their best ideas came to fruition as they took advantage of the opportunity in Japan when the Japanese market sold off in March, by being long the broad Japanese market at a very opportune time.

The Equity Fund is benchmarked to the S&P 500 Index.  The fund returned 7.38% during the Annual Period, and underperformed its benchmark by roughly 11%. While the fund underperformed the benchmark, it did a good job a mitigating risk throughout the year and maintaining a positive return stream. At one point the fund was in line with the benchmark return, but as volatility increased towards the end of the Annual Period, the trading environment became increasingly difficult, which in turn muted returns. The funds best performing theme of the year worked in their favor as the portfolio management team was convinced emerging markets were overbought and that buying developed markets and selling emerging markets presented an asymmetrical payoff. This trade worked to the funds favor over a period of time late in the second quarter.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Letter to Shareholders

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Best Regards,

Daniel O’Neill	Ralph Doudera
Chief Investment Officer	Hundredfold Advisors, LLC

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

The views in this report were those of the Adviser as of August 31, 2011 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

To obtain performance data current to the most recent month-end, please call, toll-free,1-800-851-0511 or visit www.direxionfunds.com.

The total annual fund operating expense ratio of the Spectrum Select Alternative Fund, the Spectrum Global Perspective Fund and Spectrum Equity Opportunity Fund is 3.90%, 2.95%, 2.78%, respectively, net of any fee, waivers or expense reimbursements.

The total annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses that the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual operating expense ratio would be 2.55% the Spectrum Select Alternative Fund, the Spectrum Global Perspective Fund and Spectrum Equity Opportunity Fund

An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment. An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxionfunds.com. The prospectus should be read carefully before investing.

Distributed by: Rafferty Capital Markets, LLC
Date of First Use: October 21, 2011

Spectrum Select Alternative Fund
September 1, 20041- August 31, 2011 (Unaudited)

	Average Annual Total Return[2]
				Since
	1 Year	3 Year	5 Year	Inception

Spectrum Select Alternative Fund	6.95%	11.47%	6.75%	5.59%

Barclays Capital U.S. Aggregate Bond Index	4.62%	7.23%	6.56%	5.50%

S&P 500 Index	18.50%	0.54%	0.78%	3.49%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of Barclays Capital U.S. Aggregate Bond Index and S&P 500 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

%
Investment Type	Net Assets

Investment Companies	56.6%
Swap Contracts	4.0%

Total Exposure	60.6%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2011.

DIREXION ANNUAL REPORT  5

Spectrum Global Perspective Fund
September 27, 20041- August 31, 2011 (Unaudited)

	Average Annual Total Return[2]
							Since
	1 Year		3 Year		5 Year		Inception

Spectrum Global Perspective Fund	(3.02%	)	(0.69%	)	(0.17%	)	5.17%

S&P 500 Index	18.50%		0.54%		0.78%		3.55%

MSCI World Index	12.07%		(3.43%	)	(2.27%	)	2.29%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of S&P 500 Index and MSCI World Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

%
Investment Type	Net Assets

Investment Companies	31.0%

Total Exposure	31.0%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2011.

6  DIREXION ANNUAL REPORT

Spectrum Equity Opportunity Fund
October 11, 20041- August 31, 2011 (Unaudited)

	Average Annual Total Return[2]
				Since
	1 Year	3 Year	5 Year	Inception

Spectrum Equity Opportunity Fund	7.38%	2.56%	1.12%	2.65%

S&P 500 Index	18.50%	0.54%	0.78%	3.28%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P 500 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

%
Investment Type	Net Assets

Investment Companies	26.0%

Total Exposure	26.0%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of August 31, 2011.

DIREXION ANNUAL REPORT  7

Expense Example
August 31, 2011 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (March 1, 2011 — August 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8  DIREXION ANNUAL REPORT

Expense Example Table
August 31, 2011 (Unaudited)

		Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio[1]	March 1, 2011	August 31, 2011	Period[2]

Spectrum Select Alternative Fund
Based on actual fund return	2.55%	$1,000.00	$988.30	$12.78
Based on hypothetical 5% return	2.55%	1,000.00	1,012.35	12.93
Spectrum Global Perspective Fund
Based on actual fund return	2.55%	1,000.00	908.70	12.27
Based on hypothetical 5% return	2.55%	1,000.00	1,012.35	12.93
Spectrum Equity Opportunity Fund
Based on actual fund return	2.55%	1,000.00	896.40	12.19
Based on hypothetical 5% return	2.55%	1,000.00	1,012.35	12.93

[1]	Annualized
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/period, then divided by 365.

Allocation of Portfolio Holdings
August 31, 2011 (Unaudited)

		Investment
	Cash*	Companies	Swaps		Total

Spectrum Select Alternative Fund	43%	57%	0	%**	100%
Spectrum Global Perspective Fund	69%	31%	—		100%
Spectrum Equity Opportunity Fund	74%	26%	—		100%

*	Cash, cash equivalents and other assets less liabilities.
**	Percentage is less than 0.5%.

DIREXION ANNUAL REPORT  9

Spectrum Select Alternative Fund
Schedule of Investments
August 31, 2011

Shares		Value

INVESTMENT COMPANIES - 56.6%
1,048,416	DoubleLine Total Return Bond Fund	$11,731,777
287,096	Harbor Bond Fund	3,551,379
96,429	Highland Long/Short Healthcare Fund	1,238,143
26,500	iShares Barclays MBS Bond Fund	2,873,660
60,000	iShares iBoxx $ High Yield Corporate Bond Fund	5,281,800
69,000	iShares MSCI Emerging Markets Index Fund	2,947,680
135,000	SPDR Barclays Capital High Yield Bond ETF	5,236,650

	TOTAL INVESTMENT COMPANIES (Cost $32,673,533)	$32,861,089

	TOTAL INVESTMENTS (Cost $32,673,533) - 56.6%	$32,861,089
	Other Assets in Excess of Liabilities - 43.4%(a)	25,223,297

	TOTAL NET ASSETS - 100.0%	$58,084,386

Percentages are stated as a percent of net assets.

(a)	$240,000 of cash is held as collateral for swap contracts.

Spectrum Select Alternative Fund
Long Equity Swap Contracts
August 31, 2011

		Number of	Notional	Interest Rate	Termination	Unrealized
Counterparty	Reference Entity	Contracts	Amount	Paid	Date	Appreciation

Credit Suisse Capital, LLC	WisdomTree Dreyfus Chinese Yuan Fund	90,000	$2,295,675	(0.41%)	9/6/2011	$24,470

The accompanying notes are an integral part of these financial statements.
10  DIREXION ANNUAL REPORT

Spectrum Global Perspective Fund
Schedule of Investments
August 31, 2011

Shares		Value

INVESTMENT COMPANIES - 31.0%
86,000	iShares FTSE China 25 Index Fund	$3,321,320
24,000	iShares MSCI Brazil Index Fund	1,572,000
75,000	iShares MSCI Emerging Markets Index Fund	3,204,000
27,400	iShares MSCI South Korea Index Fund	1,553,580

	TOTAL INVESTMENT COMPANIES (Cost $9,411,672)	$9,650,900

	TOTAL INVESTMENTS (Cost $9,411,672) - 31.0%	$9,650,900
	Other Assets in Excess of Liabilities - 69.0%	21,492,867

	TOTAL NET ASSETS - 100.0%	$31,143,767

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  11

Spectrum Equity Opportunity Fund
Schedule of Investments
August 31, 2011

Shares		Value

INVESTMENT COMPANIES - 26.0%
42,000	iShares MSCI Emerging Markets Index Fund	$1,794,240
45,000	iShares S&P North American Natural Resources Sector Index Fund	1,808,550
17,300	Market Vectors Agribusiness ETF	903,233

	TOTAL INVESTMENT COMPANIES (Cost $4,329,741)	$4,506,023

	TOTAL INVESTMENTS (Cost $4,329,741) - 26.0%	$4,506,023
	Other Assets in Excess of Liabilities - 74.0%	12,799,913

	TOTAL NET ASSETS - 100.0%	$17,305,936

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.
12  DIREXION ANNUAL REPORT

Statements of Assets and Liabilities
August 31, 2011

	Spectrum Select	Spectrum Global	Spectrum Equity
	Alternative Fund	Perspective Fund	Opportunity Fund

Assets:
Investments, at market value (Note 2)	$32,861,089	$9,650,900	$4,506,023
Cash	40,962,005	27,786,708	14,590,701
Receivables:
Fund shares sold	165,000	—	—
Deposits at broker for swaps	240,000	—	—
Unrealized appreciation on swaps	24,470	—	—
Dividends and interest	93,460	—	578

Total assets	74,346,024	37,437,608	19,097,302

Liabilities:
Payables:
Investment securities purchased	16,133,628	6,222,835	1,753,878
Variation margin	—	—	119
Accrued investment advisory fees	48,538	27,957	14,739
Accrued operating services fees	26,696	15,377	8,107
Accrued distribution expense	52,772	27,672	14,523
Other liabilities	4	—	—

Total liabilities	16,261,638	6,293,841	1,791,366

Net Assets	$58,084,386	$31,143,767	$17,305,936

Net Assets Consist Of:
Capital stock	55,872,868	51,383,916	19,658,683
Undistributed net investment income	120,186	—	—
Undistributed (Accumulated) net realized gain (loss)	1,879,306	(20,479,377)	(2,529,029)
Net unrealized appreciation on:
Investments	187,556	239,228	176,282
Swaps	24,470	—	—

Total Net Assets	$58,084,386	$31,143,767	$17,305,936

Calculation of Net Assets Value Per Share:
Net assets	$58,084,386	$31,143,767	$17,305,936
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	2,563,483	1,701,163	900,670
Net asset value, redemption and offering price per share	$22.66	$18.31	$19.21

Cost of Investments	$32,673,533	$9,411,672	$4,329,741

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  13

Statements of Operations
For the Year Ended August 31, 2011

	Spectrum Select	Spectrum Global	Spectrum Equity
	Alternative Fund	Perspective Fund	Opportunity Fund

Investment income:
Dividend income (net of foreign withholding tax of $—, $— and $699, respectively)	$2,327,098	$494,016	$102,678
Interest income	7,015	11,468	6,066

Total investment income	2,334,113	505,484	108,744

Expenses:
Investment advisory fees	537,728	440,348	168,826
Distribution expenses	537,728	440,348	168,826
Operating services fees	295,751	242,191	92,854

Total expenses before reimbursement/recoupment and excise taxes	1,371,207	1,122,887	430,506
Excise tax	1,029	—	—
Plus: Recoupment of expenses by Adviser	—	12	—
Less: Reimbursement of expenses from Adviser	(42)	—	—

Total expenses	1,372,194	1,122,899	430,506

Net investment income (loss)	961,919	(617,415)	(321,762)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	1,901,390	1,380,896	111,498
Futures	453,505	(563,530)	544,746
Swaps	222,167	81,480	104,044
Contributions by affiliates (Note 4)	—	—	2,784

	2,577,062	898,846	763,072

Capital gain distributions from regulated investment companies	301,430	—	—

Change in unrealized appreciation (depreciation) on:
Investments	(601,865)	6,917	176,282
Futures	—	—	102,547
Swaps	(1,715)	(357,388)	—

	(603,580)	(350,471)	278,829

Net realized and unrealized gain on investments	2,274,912	548,375	1,041,901

Net increase (decrease) in net assets resulting from operations	$3,236,831	$(69,040)	$720,139

The accompanying notes are an integral part of these financial statements.
14  DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Spectrum Select		Spectrum Global		Spectrum Equity
	Alternative Fund		Perspective Fund		Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010

Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$961,919	$624,625	$(617,415)	$(174,275)	$(321,762)	$(128,620)
Net realized gain on investments	2,577,062	5,425,676	898,846	3,661,511	763,072	1,209,441
Capital gain distributions from regulated investment companies	301,430	222,625	—	2,591	—	—
Change in net unrealized appreciation (depreciation) on investments	(603,580)	(1,925,146)	(350,471)	(4,313,068)	278,829	(1,006,451)

Net increase (decrease) in net assets resulting from operations	3,236,831	4,347,780	(69,040)	(823,241)	720,139	74,370

Distributions to shareholders:
Net investment income	(962,759)	(1,362,145)	—	—	—	—
Net realized gain	(1,370,255)	—	—	—	—	—
Return of capital	—	—		(8,295)	—	(68,651)

Total distributions to shareholders	(2,333,014)	(1,362,145)	—	(8,295)	—	(68,651)

Capital share transactions:
Net increase (decrease) in net assets resulting from net change in capital share transactions(a)	12,030,715	14,083,358	(17,808,687)	(11,451,717)	2,634,079	507,821

Total increase (decrease) in net assets from capital share transactions	12,030,715	14,083,358	(17,808,687)	(11,451,717)	2,634,079	507,821

Total increase (decrease) in net assets	12,934,532	17,068,993	(17,877,727)	(12,283,253)	3,354,218	513,540

Net assets:
Beginning of year	45,149,854	28,080,861	49,021,494	61,304,747	13,951,718	13,438,178

End of year	$58,084,386	$45,149,854	$31,143,767	$49,021,494	$17,305,936	$13,951,718

Undistributed net investment income, end of year	$120,186	$—	$—	$—	$—	$—

(a)	Summary of capital share transactions is as follows:

	Spectrum Select Alternative Fund				Spectrum Global Perspective Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	August 31, 2011		August 31, 2010		August 31, 2011		August 31, 2010
	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Shares sold	991,596	$22,687,081	844,076	$18,165,741	150,166	$3,075,432	318,983	$6,279,206
Shares issued in reinvestment of distributions	100,277	$2,264,880	63,328	$1,355,569	—	$—	419	$8,289
Shares redeemed	(562,051)	$(12,921,246)	(253,230)	$(5,437,952)	(1,045,717)	$(20,884,119)	(919,677)	$(17,739,212)

Net increase (decrease)	529,822	$12,030,715	654,174	$14,083,358	(895,551)	$(17,808,687)	(600,275)	$(11,451,717)

	Spectrum Equity Opportunity Fund
	Year Ended		Year Ended
	August 31, 2011		August 31, 2010
	Shares	Value	Shares	Value

Shares sold	372,575	$7,737,353	152,667	$2,898,842
Shares issued in reinvestment of distributions	—	$—	3630	$68,651
Shares redeemed	(251,746)	$(5,103,274)	(131,967)	$(2,459,672)

Net increase	120,829	$2,634,079	24,330	$507,821

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  15

Financial Highlights

													RATIOS TO AVERAGE NET ASSETS
			Net Realized												Net
			and	Net Increase		Distributions									Investment
	Net Asset	Net	Unrealized	(Decrease)	Dividends	from				Net Asset		Net Assets,			Income (Loss)
	Value,	Investment	Gain	in Net Asset	from Net	Realized	Return			Value,		End of			After Expense	Portfolio
	Beginning of	Income	(Loss) on	Value Resulting	Investment	Capital	of Capital		Total	End of	Total	Year/Period	Total	Net	Reimbursement/	Turnover
	Year/Period	(Loss)[2]	Investments	from Operations	Income	Gains	Distribution		Distributions	Year/Period	Return[3]	(,000)	Expenses[1]	Expenses[1]	Recoupment[1]	Rate[4]

Spectrum Select Alternative Fund
Year Ended August 31, 2011	$22.20	$0.41	$1.12	$1.53	$(0.43)	$(0.64)	$—		$(1.07)	$22.66	6.95%	$58,084	2.55%	2.55%	1.79%	360%
Year ended August 31, 2010	20.36	0.36	2.35	2.71	(0.87)	—	—		(0.87)	22.20	13.51%	45,150	2.55%	2.55%	1.69%	192%
Year ended August 31, 2009	18.33	0.50	2.00	2.50	(0.47)	—	—		(0.47)	20.36	14.09%	28,081	2.67%	2.59%	2.76%	297%
Year ended August 31, 2008	20.02	0.33	(1.58)	(1.25)	(0.43)	(0.01)	—		(0.44)	18.33	(6.38%)	24,990	2.57%	2.57%	1.68%	127%
Year ended August 31, 2007	19.54	0.57	0.76	1.33	(0.85)	—	—		(0.85)	20.02	6.93%	40,757	2.44%	2.44%	2.82%	260%
Spectrum Global Perspective Fund
Year Ended August 31, 2011	18.88	(0.28)	(0.29)	(0.57)	—	—	—		—	18.31	(3.02%)	31,144	2.55%	2.55%	(1.40%)	1,864%
Year ended August 31, 2010	19.18	(0.06)	(0.24)	(0.30)	— [5]	—	—		— [5]	18.88	(1.55%)	49,021	2.55%	2.55%	(0.30%)	1,378%
Year ended August 31, 2009	18.69	(0.02)	0.51	0.49	— [5]	— [5]	—	[5]	— [5]	19.18	2.65%	61,305	2.52%	2.49%	(0.14%)	1,770%
Year ended August 31, 2008	24.73	(0.16)	(1.48)	(1.64)	(0.84)	(3.56)	—		(4.40)	18.69	(8.96%)	79,849	2.38%	2.38%	(0.75%)	2,073%
Year ended August 31, 2007	25.93	(0.03)	2.86	2.83	(0.34)	(3.69)	—		(4.03)	24.73	11.32%	110,764	2.24%	2.24%	(0.12%)	1,259%
Spectrum Equity Opportunity Fund
Year Ended August 31, 2011	17.89	(0.39)	1.71	1.32	—	—	—		—	19.21	7.38%[6]	17,306	2.55%	2.55%	(1.89%)	1,752%
Year ended August 31, 2010	17.79	(0.17)	0.36	0.19	(0.09)	—	—		(0.09)	17.89	1.06%	13,952	2.55%	2.55%	(0.91%)	1,447%
Year ended August 31, 2009	17.90	(0.01)	(0.10)	(0.11)	—	—	—	[5]	— [5]	17.79	(0.60%)	13,438	2.79%	2.72%	(0.09%)	1,485%
Year ended August 31, 2008	21.24	(0.05)	(1.51)	(1.56)	(0.60)	(1.18)	—		(1.78)	17.90	(8.28%)	16,381	2.63%	2.63%	(0.27%)	1,617%
Year ended August 31, 2007	21.43	(0.03)	1.48	1.45	(0.31)	(1.33)	—		(1.64)	21.24	6.91%	32,858	2.40%	2.40%	(0.14%)	1,347%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[4]	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive to take advantage of anticipated changes in market conditions.
[5]	Amount is less than $0.01 per share.
[6]	The Adviser made a contribution due to trading error. If the contribution had not been made, the total return would have been 7.38%.

16  DIREXION ANNUAL REPORT

Direxion Funds
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2011

1.	ORGANIZATION

Direxion Funds (the “Trust”) was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 30 series of which 3 are included in this report, Spectrum Select Alternative Fund, Spectrum Global Perspective Fund and Spectrum Equity Opportunity Fund (each a “Fund” and collectively, the “Funds”). Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act.

The Spectrum Select Alternative Fund seeks a moderate total rate of return (income plus capital appreciation) on an annual basis, by investing primarily in any combination of equity and fixed-income securities based on market conditions, trends and expectations. The Spectrum Global Perspective Fund seeks a high total rate of return (income from short-term trading plus capital appreciation) on an annual basis by investing in equity securities of foreign issuers either directly or indirectly through American Depository Receipts (ADRs), ETFs, foreign currencies, other investment companies and derivative instruments. The Spectrum Equity Opportunity Fund seeks a high total rate of return (income from short-term trading plus capital appreciation) on an annual basis by investing either directly in securities of domestic and foreign issuers or indirectly through ADRs, ETFs, other investment companies and derivative instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by a Fund will be determined as of the time a Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). Equity securities and exchange-traded funds are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Investments in open-end mutual funds are valued at their respective quoted net asset values on the valuation dates. Futures are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Over-the-counter securities are valued at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available. Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by using the mean prices provided by the Fund’s pricing service or, if such services are unavailable, by a pricing matrix method. Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Fund’s pricing service provides valuation that in the judgment of Rafferty Asset Management, LLC (the “Adviser”) does not represent fair value, or the Fund or Adviser believes the market price is stale will be fair valued as determined by the Adviser under the supervision of the Board of Trustees.

b) Repurchase Agreements – Each Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Funds were not invested in repurchase agreements at August 31, 2011.

DIREXION ANNUAL REPORT  17

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). The Funds enter into master netting agreements with the counterparty. These agreements calculate the obligations of both parties on a net basis. Consequently, a Fund’s current obligation under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund.) However, the Funds do not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of swap contract would have increased in value if the Funds had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements in instances where the Adviser believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Funds collateralize swap agreements with cash and certain securities as indicated on the Schedule of Investments of each of the Funds, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Funds. The Funds do not net collateral. In the event of a default by the counterparty, the Funds will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Funds are regularly collateralized either directly with the Funds or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty to the extent that posted collateral is insufficient. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Adviser. The financial statements of these counterparties are available by accessing the SEC’s website, at www.sec.gov.

d) Short Positions – Each Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of short positions may require purchasing the securities at prices which may differ from the market value

18  DIREXION ANNUAL REPORT

reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Funds were not invested in short positions at August 31, 2011.

e) Stock Index Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign countries. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Funds were not invested in options on futures contracts at August 31, 2011.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate all cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions.

g) Risks of Investing in Foreign Securities – The Spectrum Global Perspective and the Spectrum Equity Opportunity Funds may invest in foreign securities. Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

h) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

i) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income. No provision for federal income taxes has been made.

j) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund’s respective daily net assets. For additional discussion on expenses refer to Note 4.

k) Distributions to Shareholders – Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

DIREXION ANNUAL REPORT  19

The tax character of distributions for the Funds during the years ended August 31, 2011 and August 31, 2010 were as follows:

	Spectrum Select Alternative Fund		Spectrum Global Perspective Fund		Spectrum Equity Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2011	2010	2011	2010	2011	2010

Distributions paid from:
Ordinary Income	$2,302,936	$1,362,145	$—	$—	$—	$—
Long-Term Capital Gains	30,078	—	—	—	—	—
Return of Capital	—	—	—	8,295	—	68,651

Total Distributions paid	$2,333,014	$1,362,145	$—	$8,295	$—	$68,651

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2011. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

As of August 31, 2011, the components of distributable earnings of the Funds on a tax basis were as follows:

	Spectrum Select	Spectrum Global	Spectrum Equity
	Alternative Fund	Perspective Fund	Opportunity Fund

Tax cost of investments	$32,758,432	$10,126,677	$5,151,147
Gross unrealized appreciation	330,125	239,229	176,282
Gross unrealized depreciation	(227,468)	(713,006)	(821,406)

Net unrealized appreciation/(depreciation)	102,657	(473,777)	(645,124)

Undistributed ordinary income	1,712,594	—	—
Undistributed long-term capital gain	374,052	—	—

Total distributable earnings	2,086,646	—	—

Other accumulated gain/(loss)	22,215	(19,766,372)	(1,707,623)

Total accumulated earnings/(loss)	$2,211,518	$(20,240,149)	$(2,352,747)

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/ (loss) is generally comprised of capital loss carryforwards, post-October capital loss deferrals and/or unrealized gain/ (loss) on derivative positions.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income and realized gain and losses under GAAP and tax reporting:

	Net Investment	Realized	Capital
	Income (Loss)	Gain (Loss)	Stock

Spectrum Select Alternative Fund	$121,026	$(637,839)	$516,813
Spectrum Global Perspective Fund	617,415	—	(617,415)
Spectrum Equity Opportunity Fund	321,762	(2,219)	(319,543)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to net operating losses, dividend reclasses and dividends on redemption adjustments with differing book and tax methods.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve-month period ending October 31. In connection with this, the Funds are permitted for

20  DIREXION ANNUAL REPORT

tax purposes to defer into their next fiscal year any net capital losses incurred between November 1 and the end of their fiscal year, August 31, 2011.

At August 31, 2011, the Spectrum Global Perspective Fund and the Spectrum Equity Opportunity Fund deferred, on a tax basis, $1,673,479 and $193,894 of post-October losses, respectively.

At August 31, 2011, the following funds had capital loss carryforwards on a tax basis of:

	Expires
	8/31/2017	8/31/2018	Total

Spectrum Select Alternative Fund	$—	$—	$—
Spectrum Global Perspective Fund	13,694,998	1,648,038	15,343,036
Spectrum Equity Opportunity Fund	1,468,317	—	1,468,317

Capital Loss Utilized:	8/31/2011

Spectrum Global Perspective Fund	$1,293,715
Spectrum Equity Opportunity Fund	1,788,548

To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds’ financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position take or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2011, open Federal and state income tax years include the tax years ended August 31, 2008, August 31, 2009, August 31, 2010 and August 31, 2011. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carryforward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

l) Credit Facility – U.S. Bank, N.A. has made available to Funds a credit facility pursuant to a Line of Credit Agreement (“Line of Credit”) for meeting redemption requests. The Funds did not utilize the Line of Credit during the year ended August 31, 2011:

			Maximum Amount
	Available Borrowing	Outstanding	Outstanding during the	Average
	(Lesser of 33 1/3% of	Balance as of	Year Ended	Daily	Interest	Borrowings
	Fund’s Net Assets or)	August 31, 2011	August 31, 2011	Balance	Expense	Charged At

Spectrum Select Alternative Fund	$9,600,000	$—	$—	$—	$—	Prime Rate less 1/2%
Spectrum Global Perspective Fund	9,800,000	—	—	—	—	Prime Rate less 1/2%
Spectrum Equity Opportunity Fund	3,000,000	—	—	—	—	Prime Rate less 1/2%

m) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

DIREXION ANNUAL REPORT  21

n) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

During the year ended August 31, 2011, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) were:

	Spectrum	Spectrum	Spectrum
	Select	Global	Equity
	Alternative	Perspective	Opportunity
	Fund	Fund	Fund

Purchases	$152,154,141	$438,805,602	$144,505,709
Sales	$160,700,198	$434,673,354	$140,234,356

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser receives a fee, computed daily and payable monthly, applied to each Fund’s average daily net assets at the annual rates presented below:

Spectrum Select Alternative Fund	1.00%
Spectrum Global Perspective Fund	1.00%
Spectrum Equity Opportunity Fund	1.00%

In addition, the Adviser has entered into sub-advisory agreements with Hundredfold Advisors, LLC, whereby the sub-advisor will direct investment activities of the Funds. The Adviser pays, out of the management fees it receives from these funds, a fee for these sub-advisory services.

Operating Services Agreement: The Funds have entered into an Operating Services Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds.

In consideration for the services rendered pursuant to the Agreement, the Funds will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee. The monthly fee is calculated on an annualized basis on the average net assets of each Fund and the below amount.

Spectrum Select Alternative Fund	0.55%
Spectrum Global Perspective Fund	0.55%
Spectrum Equity Opportunity Fund	0.55%

Distribution Expenses: Shares are subject to an annual Rule 12b-1 fee of 1.00% of the average daily net assets for the Spectrum Select Alternative Fund, the Spectrum Global Perspective Fund and the Spectrum Equity Opportunity Fund.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Funds and acts as the Funds’ distributor in a continuous public offering of the Funds’ shares. There were no Rule 12b-1 fees retained by the Distributor for the year ended August 31, 2011. The Distributor is an affiliate of the Adviser.

On May 25, 2011, the Adviser contributed $2,784 into the Spectrum Equity Opportunity Fund due to a compliance violation. This contribution is reflected on the Statement of Operations as Contributions from Affiliates and the effect of the contribution is presented on the Financial Highlights.

22  DIREXION ANNUAL REPORT

5.	VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities
Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2011:

	Spectrum Select Alternative Fund
Asset Class	Level 1	Level 2	Level 3	Total

Investment Companies — Equity	$4,185,823	$—	$—	$4,185,823
Investment Companies — Fixed Income	$28,675,266	$—	$—	$28,675,266
Other Financial Instruments*	$—	$24,470	$—	$24,470

	Spectrum Global Perspective Fund
Asset Class	Level 1	Level 2	Level 3	Total

Investment Companies — Equity	$9,650,900	$—	$—	$9,650,900

	Spectrum Equity Opportunity Fund
Asset Class	Level 1	Level 2	Level 3	Total

Investment Companies — Equity	$4,506,023	$—	$—	$4,506,023

For further detail on each asset class, see Schedule of Investments.

*	Other financial instruments include swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

There were no significant transfers between Level 1 and Level 2 securities.

6.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments which establish disclosure requirement for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of August 31, 2011, the Funds were invested in equity swap contracts.

At August 31, 2011, the fair value of derivatives instruments were as follows:

Asset derivatives[1]
		Foreign exchange risk	Total

Spectrum Select Alternative Fund	Swap contracts	$24,470	$24,470

	Total	$24,470	$24,470

[1]	Statement of Assets and Liabilities location: Unrealized appreciation on swaps.

DIREXION ANNUAL REPORT  23

Transactions in derivative instruments during the year ended August 31, 2011, were as follows:

		Foreign	Credit	Equity
		exchange risk	risk	risk	Total

Spectrum Select Alternative Fund	Realized gain (loss)[1]
	Futures contracts	$—	$—	$453,505	$453,505
	Swap contracts	(11,458)	(20,037)	253,662	222,167

	Total realized gain (loss)	$(11,458)	$(20,037)	$707,167	$675,672

	Change in unrealized appreciation (depreciation)[2]
	Swap contracts	$24,470	$—	$(26,185)	$(1,715)

	Total change in unrealized appreciation (depreciation)	$24,470	$—	$(26,185)	$(1,715)

Spectrum Global Perspective Fund	Realized gain (loss)[1]
	Futures contracts	$(447,707)	$—	$(115,823)	$(563,530)
	Swap contracts	—	—	81,480	81,480

	Total realized gain (loss)	$(447,707)	$—	$(34,343)	$(482,050)

	Change in unrealized appreciation (depreciation)[2]
	Swap contracts	$—	$—	$(357,388)	$(357,388)

	Total change in unrealized appreciation (depreciation)	$—	$—	$(357,388)	$(357,388)

Spectrum Equity Opportunity Fund	Realized gain (loss)[1]
	Futures contracts	$—	$—	$544,746	$544,746
	Swap contracts	—	—	104,044	104,044

	Total realized gain (loss)	$—	$—	$648,790	$648,790

	Change in unrealized appreciation (depreciation)[2]
	Futures contracts	$—	$—	$102,547	$102,547

	Total change in unrealized appreciation (depreciation)	$—	$—	$102,547	$102,547

[1]	Statement of Operations location: Net unrealized gain (loss) on futures and swaps.
[2]	Statement of Operations location: Change in unrealized appreciation (depreciation) on futures and swaps.

For the year ended August 31, 2011, the volume of the derivatives held by the Funds were as follows:

	Quarterly Average Gross Notional Amounts
	Long Futures	Long Equity Swaps	Short Equity Swaps
	Contracts	Contracts	Contracts

Spectrum Select Alternative Fund	$514,888	$9,308,223	$—
Spectrum Global Perspective Fund	4,050,707	1,205,579	—
Spectrum Equity Opportunity Fund	3,013,368	170,469	—

The Funds utilize this volume of derivatives as a substitute for investing in comparable positions in underlying securities and/or as a means to limit exposure of a Fund’s position. During the year ended August 31, 2011, the Spectrum Select Alternative Fund maintained a consistent investment in long equity swap contracts though more pronounced towards the middle of the year. The Spectrum Global Perspective Fund and the Spectrum Equity Opportunity Fund investments in long equity swap contracts occurred closer to the beginning of the year. The three Spectrum Funds invested in long futures contracts towards the beginning of the year.

7.	NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an update to improve disclosure about fair value measurements. This update required additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales must be shown on a gross basis in the Level 3 rollforward rather than as one net number.

The effective date of this guidance is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases and sales on a gross basis will be effective for interim and annual

24  DIREXION ANNUAL REPORT

periods beginning after December 15, 2010. The Funds have disclosed the applicable requirements of the accounting standard in their financial statements.

In April 2011, FASB issued an update intended to improve the accounting for repurchase and other similar agreements. Specifically, the update modifies the criteria for determining when these agreements would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements or footnote disclosures, if any.

In May 2011, FASB issued an update to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards. This update will require reporting entities to discloses the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the update will require reporting entities to make disclosure about amounts and reason for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of this update and the impact it will have to the financial statements or footnote disclosures, if any.

8.	SUBSEQUENT EVENT

The Funds follow authoritative standards for accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

On July 22, 2011, the Board of Trustees approved, based on management’s recommendation, the reorganization of the Spectrum Select Alternative Fund, Spectrum Global Perspective Fund and the Spectrum Equity Opportunity from the Trust to the Northern Lights Trust II. This reorganization will be effective on October 3, 2011.

DIREXION ANNUAL REPORT  25

Direxion Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Trustees of the Direxion Funds:

We have audited the accompanying statements of assets and liabilities of the Spectrum Select Alternative Fund, Spectrum Global Perspective Fund, and Spectrum Equity Opportunity Fund (three of the series of the Direxion Funds) (the “Funds”), including the schedules of investments, as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned three of the series of Direxion Funds at August 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 21, 2011

26  DIREXION ANNUAL REPORT

Additional Information
(Unaudited)

For the fiscal year ended August 31, 2011 certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and growth Tax Relief Reconcilliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified income was 88.80% for the Spectrum Select Alternative Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2011 was 88.80% for the Spectrum Select Alternative Fund.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT  27

Investment Advisory and Subadvisory Agreements Approvals

Provided below is a summary of certain of the factors the Board considered at its August 17, 2011 Board meeting in renewing, as applicable: (1) the Advisory Agreement between Rafferty Asset Management (“Rafferty”) and the Direxion Funds (the “Trust”), on behalf of the Spectrum Equity Opportunity Fund, Spectrum Global Perspective Fund and Spectrum Select Alternative Fund, each a series of the Trust (each a “Fund” and collectively, the “Funds”); and (2) the Subadvisory Agreement between Rafferty and Hundredfold Advisors, LLC (“Hundredfold”) on behalf of the Funds.

The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory or Subadvisory Agreement (each an “Agreement” and collectively, the “Agreements”) and each Trustee may have afforded different weight to the various factors. In determining whether to approve the continuance of the Agreements, the Board considered the best interests of each Fund separately. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise. While the Agreements for all of the Funds were considered at the same Board meeting, the Board considered each Fund’s investment advisory and subadvisory relationship separately.

In each instance, the Board considered, among others, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to Rafferty or Hundredfold, if such information was provided; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty and Hundredfold with other clients (such as pension funds and other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Rafferty or Hundredfold from its relationship with the Funds.

Nature, Extent and Quality of Services Provided.  The Board reviewed the nature, extent and quality of the services provided or to be provided under the Advisory Agreement by Rafferty. The Board noted that Rafferty has provided services to the Trust since its inception and has developed an expertise in managing the Funds. The Board also noted that Rafferty trades efficiently with low commission schedules, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Funds and meet its expense reimbursement obligations, if any. The Board also considered that Rafferty utilizes the services of an independent compliance consulting firm and that reports from the chief compliance officer are provided to the Board at its regularly scheduled quarterly Board meetings. The Board considered that Rafferty oversees all aspects of the operation of the Funds, including oversight of the Funds’ service providers and Hundredfold. Regarding the Subadvisory Agreement with Hundredfold, the Board noted that Hundredfold utilizes the Funds as the primary investments for its separate account clients. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty and Hundredfold to the Funds under the Agreements were fair and reasonable.

Performance of the Funds.  The Board evaluated the performance of each Fund relative to: (1) its benchmark index for year-to-date, one-year and since inception periods ended June 30, 2011, where applicable; and (2) the average performance of the relevant Morningstar peer fund universe for monthly and annual periods ended June 30, 2011.

With respect to the Spectrum Equity Opportunity Fund, the Board considered management’s description of the performance of the Morningstar universe of mid-cap growth funds. The Board also considered that as of June 30, 2011, the Fund underperformed the average of its relevant Morningstar peer funds for all periods presented. In this regard, the Board noted that, in October 2011, the Fund was scheduled to be reorganized into the Hundredfold Equity Opportunity Fund, a series of another investment company.

With respect to the Spectrum Global Perspective Fund, the Board considered management’s description of the performance of the Morningstar universe of world allocation funds. The Board also considered that as of June 30, 2011, the Fund underperformed the average of its relevant Morningstar peer funds for all periods presented. In this regard, the Board noted that, in October 2011, the Fund was scheduled to be reorganized into the Hundredfold Select Global Fund, a series of another investment company.

With respect to the Spectrum Select Alternative Fund, the Board considered management’s description of the performance of the Morningstar universe of mutli-alternative funds. The Board also considered that as of June 30, 2011, the Fund outperformed the average of its relevant Morningstar peer funds for the one-year, three-year and five-year periods, but

28  DIREXION ANNUAL REPORT

underperformed for the year-to-date period. The Board noted that, in October 2011, the Fund was scheduled to be reorganized into the Hundredfold Select Alternative Fund, a series of another investment company.

Costs of Services Provided to the Funds and Profits Realized.  The Board considered the overall fees paid to Rafferty on an annual basis since each Fund’s commencement of operations, including any fee waivers and recoupment of fees previously waived. The Board also considered the fees that Rafferty charges for the services that it provides to a pooled trading vehicle for domestic hedge funds. In addition, the Board considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual Funds. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Advisory Agreement were fair and reasonable.

In considering the fees paid by Rafferty to Hundredfold, the Board considered the representation that the current expense ratio of each Fund is lower compared to the total cost of investing when the Funds were part of the wrap account advisory programs. The Board also considered that Hundredfold does not provide comparable subadvisory services to any other client. The Board considered Hundredfold’s profits or losses for its services, to the extent such information was provided. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreements were fair and reasonable.

Economies of Scale.  The Board considered Rafferty’s representation that it believes that asset levels at this time are not sufficient to achieve economies of scale or warrant a reduction in fee rates or the addition of breakpoints. Rafferty noted that it was continuing to work on its sales and marketing efforts to raise additional assets. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the reduction in fee rates or additions of breakpoints were not necessary at this time.

Other Benefits.  The Board considered Rafferty’s representation that its relationship with the Funds has permitted Rafferty to attract business to its non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. In addition, the Board considered that Hundredfold represented that they realized no benefits other than their direct compensation. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits were fair and reasonable.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreements for the Funds were fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreements.

DIREXION ANNUAL REPORT  29

Direxion Funds
TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

# of Portfolios
in Direxion
Family of
Investment
	Position(s)	Term of Office		Companies	Other Trusteeships/
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee
Lawrence C. Rafferty(1)
Age: 68	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	165	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees

				# of Portfolios
				in Direxion
				Family of
				Investment
	Position(s)	Term of Office		Companies	Other Trusteeships/
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee
Daniel J. Byrne
Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Florida Inc. (formerly, Byrne Securities Inc.), 1992-present.	165	None.

Gerald E. Shanley III
Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	165	None.

John Weisser
Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	165	Director, MainStay VP Fund Series, The MainStay Funds, The MainStay Funds Trust; Director ICAP Funds, Inc; Director, Eclipse Funds, Inc., Eclipse Funds; (66 Funds Total)

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)	The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 30 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 51 of the 134 funds currently registered with the SEC.

30  DIREXION ANNUAL REPORT

Direxion Funds
TRUSTEES AND OFFICERS

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

# of Portfolios
in the Direxion
Family of
Investment
	Position(s)	Term of Office		Companies	Other Trusteeships/
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee
Daniel D. O’Neill(1)
Age: 43	President;	One Year; Since 1999	Managing Director of Rafferty, 1999-present.	134	N/A

	Chief Operating Officer and Chief Investment Officer	One Year; Since 2006

Christopher Lewis
Age: 40	Chief Compliance Officer	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009 – present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A

Patrick J. Rudnick 777 East Wisconsin Avenue Milwaukee, WI 53202
Age: 37	Principal Financial Officer and Treasurer	One Year; Since 2010	Vice President, U.S. Bancorp Fund Services, LLC, Since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl
Age: 35	Secretary[3]	One Year; Since 2011	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – August 2009; Summer Associate at Foley & Lardner, LLP, May – August 2008; Vice President, U.S. Bancorp Fund Services, LLC, November 2003 – August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.

(2)	The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 30 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 51 of the 134 funds currently registered with the SEC.

(3)	Ms. Brickl replaced Eric W. Falkeis as Secretary effective August 17, 2011.

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PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,
•	Mail, e-mail, the telephone and our website, and
•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.
•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

DIREXION ANNUAL REPORT  PN-1

ANNUAL REPORT

Adviser
Rafferty Asset Management, LLC
33 Whitehall St. 10th Floor
New York, NY 10004

Sub-Advisor
Spectrum Funds Sub-Advisor
Hundredfold Advisors, LLC
2940 N. Lynnhaven Road
Virginia Beach, VA 23452

Administrator, Transfer Agent, Dividend Paying
Agent & Shareholding Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian
U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue
Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Funds file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information or the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including assessment of FIN 48 for the Funds and additional tax research. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders.

	FYE 8/31/2011	FYE 8/31/2010

Audit Fees	$414,200	$457,800
Audit-Related Fees	—	—
Tax Fees	$105,000	$120,000
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.
The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2011	FYE 8/31/2010

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2011	FYE 8/31/2010

Registrant	None	None
Registrant’s Investment Adviser	None	None
Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Direxion Funds
By (Signature and Title)*	/s/ Daniel D. O’Neill
Daniel D. O’Neill, President

     Date 10/24/2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Daniel D. O’Neill
Daniel D. O’Neill, President

      Date 10/24/2011

By (Signature and Title)*	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer
Date 10/24/2011

*	Print the name and title of each signing officer under his or her signature.